As filed with the Securities and Exchange Commission on October 14, 2014

Securities Act File No. 333-191307

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☑
(Check appropriate box or boxes)
Pre-Effective Amendment No. 3
Post-Effective Amendment No.

GSV CAPITAL CORP.

(Exact name of Registrant as specified in charter)

2925 Woodside Road
Woodside, CA 94062

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (650) 235-4769

Michael T. Moe
Chief Executive Officer
GSV Capital Corp.
2925 Woodside Road
Woodside, CA 94062

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm
John J. Mahon
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(7)(8)
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)
Subscription Rights(2)
Debt Securities(4)
Warrants(5)
Total(6)	$400,000,000	$54,560

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time.
(3)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $400,000,000.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $400,000,000.
(7)	Prior to the initial filing of this registration statement, $137,875,000 aggregate principal amount of securities remained registered and unsold pursuant to Registration Statement No. 333-180416 (the “Prior Registration Statement”), which was initially filed by the Registrant on March 28, 2012. Pursuant to Rule 457(p), $15,800.48 of the total filing fee of $54,560 required in connection with the initial registration of $400,000,000 aggregate principal amount of securities under this registration statement was offset against the $15,800.48 filing fee associated with the unsold securities registered under the Prior Registration Statement, and an additional $38,760 was paid in connection herewith. The shares from the Prior Registration Statement to which such fee relates are being carried forward pursuant to Rule 415(a)(6) under the Securities Act of 1933.
(8)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED              , 2014

PROSPECTUS

$400,000,000

GSV Capital Corp.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We invest principally in the equity securities of rapidly growing venture capital-backed emerging companies. We may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet our investment criteria. In addition, while we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies that otherwise meet our investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. We acquire our investments through secondary marketplaces for private companies, negotiations with selling stockholders and direct investments with prospective portfolio companies. Our investment activities are managed by GSV Asset Management, LLC. GSV Capital Service Company, LLC provides the administrative services necessary for us to operate. Although we may elect to be taxed as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for the 2014 taxable year, we may be taxed as a regular corporation (a “C Corporation”) under the Code for our 2013 taxable year. We were taxed as a C Corporation under the Code for our 2012 taxable year.

We seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. Our investments generally do not produce current income. We will seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies.

We may offer, from time to time, in one or more offerings, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

The offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. In addition, even if we seek and obtain shareholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers or otherwise without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Our common stock is listed on the NASDAQ Capital Market under the symbol “GSVC.” As of June 30, 2014 our net asset value was approximately $14.86 per share. On October 9, 2014 the last reported sales price on the NASDAQ Capital Market for our common stock was $9.94 per share.

This prospectus, and any accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus, and any accompanying prospectus supplement, before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information will be available free of charge by contacting us by mail at 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769 or on our website at http://www.gsvcap.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In particular, shares of closed-end investment companies, including business development companies, such as our company, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 22 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is            , 2014.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on such terms to be determined at the time of the offering. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our securities. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of such offering. In particular, such prospectus supplement will include updated risk factors, financial data, portfolio holdings and their respective valuations, and other disclosure that will be tailored to address the pertinent market and other conditions that are prevalent at the time of such offering. Such disclosure will include, for example, the per share dollar amount of dilution, if any, that investors in such offering will incur. A prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between information in this prospectus and the accompanying prospectus supplement, you should rely only on the information contained in the accompanying prospectus supplement. Please carefully read this prospectus and the accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Summary,” “Risk Factors” and “Available Information” before you make an investment decision.

You should rely on the information contained in this prospectus. We have not authorized any dealer, salesman or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, and any accompanying prospectus supplement, does not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus or any accompanying prospectus supplement. We will amend or supplement this prospectus and any accompanying prospectus supplement in the event of any material change to the information contained herein or therein during any applicable distribution period.

SUMMARY

This summary, including the Risk Factors summary beginning on page 22, highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” beginning on page 22 and the other information included in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our” and “GSV Capital” refer to GSV Capital Corp. In addition, the terms “GSV Asset Management” or “investment adviser” refer to GSV Asset Management, LLC, and “GSV Capital Service Company” or the “administrator” refer to GSV Capital Service Company, LLC.

In May 2011 we completed our initial public offering of 3,335,000 shares of our common stock at an offering price of $15.00 per share.

We completed a follow-on offering of 2,185,000 shares of our common stock in September 2011 at an offering price of $14.15 per share, a following-on offering of 6,900,000 shares of our common stock in February 2012 at an offering price of $15.00 per share and a follow-on offering of 6,900,000 shares of our common stock in May 2012 at an offering price of $16.25 per share. In the aggregate, we have raised approximately $277.7 million in equity capitalization. In addition, on September 17, 2013, we completed a private placement of 5-year unsecured 5.25% Senior Convertible Notes due 2018 (the “Convertible Senior Notes”). A total of $69.0 million in aggregate principal amount of the Convertible Senior Notes were issued at the closing.

Since the closing of our third follow-on offering on May 16, 2012 through October 9, 2014, our stock price has fluctuated from a high of $18.50 to a low of $6.84. On October 9, 2014, the last reported sales price on the NASDAQ Capital Market for our common stock was $9.94 per share.

As of October 9, 2014, we have invested substantially all of the combined net proceeds from our public and private offerings. To the extent that we have uninvested cash, we may make temporary investments in U.S. government securities, money market funds, or high-quality debt securities maturing in one year or less from the time of investment. Such temporary investments will likely produce a return that is significantly less than the 2.00% base management fee on such assets that we will pay to our investment adviser.

GSV Capital

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe are rapidly growing venture capital-backed emerging companies. We acquire our investments through direct investments with prospective portfolio companies, secondary market places for private companies and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly-traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management, and GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is premised on a disciplined approach of identifying potentially high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Venture capital funds or other financial or strategic sponsors have invested in the vast majority of the companies that our investment adviser evaluates.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component.

Current Portfolio

We have limited information about the financial performance and profitability of our portfolio companies. While according to public filings with the SEC, certain of our portfolio companies have earned net income in recent periods, we believe that many of our portfolio companies are currently experiencing operating losses. There can be no assurance when or if such companies will operate at a profit. In addition, our current portfolio company investments are also concentrated in a limited number of companies. As of June 30, 2014, over half of our net asset value was comprised of investments in three portfolio companies (Twitter, Inc., Palantir Technologies, Inc., and Dropbox, Inc.).

As of June 30, 2014, we have completed investments in the companies identified below. Amounts include transaction fees and costs. Fair value was determined in good faith by our Board of Directors. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments” for more information about these investments.

Portfolio Company	Cost	Fair Value(1)	% of Net Assets
Twitter, Inc.
Common shares	$32,991,111	$77,867,582	27.12%
Palantir Technologies, Inc.
Common shares, Class A	20,051,479	39,301,295	13.69%
Preferred shares, Series G	1,008,968	1,932,187	0.67%
Dropbox, Inc.
Common shares	8,641,153	16,304,416	5.68%
Preferred shares, Series A-1	5,015,333	11,852,581	4.13%
2U, Inc. (f/k/a 2tor, Inc.)
Common shares	10,032,117	19,293,387	6.72%
Coursera, Inc.
Preferred shares, Series B	14,519,443	14,515,149	5.06%
Avenues Global Holdings, LLC
Preferred shares, Junior Preferred Stock	10,151,854	11,258,690	3.92%
SugarCRM, Inc.
Common shares	6,799,392	8,985,863	3.13%
Preferred shares, Series E	1,500,522	2,111,865	0.74%
Solexel, Inc.
Preferred shares, Series C	11,017,801	11,000,012	3.83%
PayNearMe, Inc.
Preferred shares, Series E	10,000,000	10,000,000	3.48%
Declara, Inc.
Preferred shares, Series A	9,999,999	9,999,999	3.48%
JAMF Holdings, Inc.
Preferred shares, Series B	9,999,928	9,999,917	3.48%
Curious.com Inc.

Portfolio Company	Cost	Fair Value(1)	% of Net Assets
Preferred shares, Series B	10,000,003	9,998,157	3.48%
Chegg, Inc.
Common shares	14,022,863	8,326,856	2.9%
ZocDoc Inc.
Preferred shares, Series A	3,563,178	5,000,000	1.74%
Common shares	1,734,878	2,796,650	0.97%
StormWind, LLC
Preferred shares, Series B	2,019,687	4,066,740	1.42%
Preferred shares, Series C	3,000,030	3,012,802	1.05%
Preferred shares, Series A	110,000	196,166	0.07%
Preferred Unit Warrants $1.55 strike price, expire 7/6/14	—	34,125	0.01%
Preferred Unit Warrants $1.76 strike price, expire 1/6/15	—	—	—%
General Assembly Space, Inc.
Common shares	2,999,983	2,999,977	1.06%
Preferred shares, Series C	2,999,978	3,035,279	1.04%
Fullbridge, Inc.
Preferred shares, Series C	3,193,444	2,823,871	0.98%
Preferred shares, Series D	2,956,022	3,111,714	1.08%
Common warrants, $0.91 strike price, expire 3/22/2020	85,779	—	—%
Common warrants, $0.91 strike price, expire 12/11/2018	9,799	—	—%
Common warrants, $0.91 strike price, expire 12/11/2018	50,970	—	—%
Common warrants, $0.91 strike price, expire 5/16/2019	23,244	—	—%
Common warrants, $0.91 strike price, expire 3/22/2020	67,021	—	—%
Common warrants, $0.91 strike price, expire 10/09/2018	9,901	—	—%
Knewton, Inc.
Preferred shares, Series E	4,999,999	5,000,300	1.74%
Lyft, Inc.
Preferred shares, Series D	5,003,631	4,999,054	1.74%
Spotify Technology S.A.
Common shares	3,598,472	4,814,292	1.68%
Global Education Learning (Holdings) Ltd.
Preferred shares, Series A	4,335,671	4,600,727	1.6%
Whittle Schools, LLC
Preferred shares, Series B	3,000,000	3,000,000	1.04%
Common shares	1,577,097	1,500,000	0.53%
Bloom Energy Corporation
Common shares	3,855,601	4,470,054	1.56%
Gilt Groupe, Inc.
Common shares	6,594,433	4,338,580	1.51%
Dataminr, Inc.
Preferred shares, Series B	2,063,356	3,040,723	1.06%
Preferred shares, Series C	1,100,912	1,144,627	0.4%

Portfolio Company	Cost	Fair Value(1)	% of Net Assets
Parchment, Inc.
Preferred shares, Series D	4,000,862	4,020,940	1.4%
Ozy Media, Inc.(1)
Preferred shares, Series A	3,000,200	3,000,000	1.04%
Preferred shares, Series Seed	500,000	865,000	0.31%
Learnist Inc. (f/k/a Grockit, Inc.)
Preferred shares, Series D	2,005,945	2,073,472	0.72%
Preferred shares, Series E	1,503,670	1,499,999	0.52%
NestGSV, Inc.(2)
Preferred shares, Series C	2,005,730	2,082,161	0.73%
Preferred shares, Series A	1,021,778	806,000	0.28%
Preferred shares, Series B	605,500	443,700	0.15%
Preferred warrants, Series C – $1.33 strike price, expire 4/9/2019	—	54,375	0.02%
CUX, Inc. (d/b/a CorpU)
Convertible preferred shares, Series C	2,006,077	2,484,026	0.87%
Convertible preferred shares, Series D	778,607	801,563	0.27%
Preferred warrants, $4.59 strike price, expire 02/25/2018	—	18,424	0.01%
TrueCar, Inc.
Common shares	2,015,023	3,067,543	1.07%
SharesPost, Inc.
Preferred shares, Series B	2,259,717	2,232,283	0.77%
Common warrants, $0.13 strike price, expire 6/15/2018	23,128	192,734	0.07%
DreamBox Learning, Inc.
Preferred shares, Series A-1	1,502,362	1,584,894	0.55%
Preferred shares, Series A	758,017	792,447	0.28%
Maven Research, Inc.
Preferred shares, Series C	2,000,447	1,999,998	0.69%
Preferred shares, Series B	217,206	249,703	0.09%
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i)
Preferred shares, Class A1	1,079,058	1,295,005	0.45%
Term Loan, 12%, 09/30/15***	283,901	272,500	0.09%
Preferred warrants, $1.166 strike price, expire 09/30/2020	31,354	185,000	0.07%
Preferred warrants, $1.00 strike price, expire 11/21/2017	—	69,147	0.02%
Preferred warrants, $1.16 strike price, expire 6/21/2021	—	14,280	%
Dailybreak, Inc.
Preferred shares, Series A-1	2,430,950	1,070,534	0.37%
Preferred shares, Series A-2	451,236	415,618	0.15%
Totus Solutions, Inc.
Preferred shares, Series B	1,000,000	1,000,400	0.35%
Convertible Promissory Note 6%, expire, 4/01/2016	76,110	76,110	0.02%
Preferred shares, Series A	2,183,582	17,893	0.01%
Common Shares	2,840,591	—	—%

Portfolio Company	Cost	Fair Value(1)	% of Net Assets
AlwaysOn, Inc.
Preferred shares, Series A-1	876,023	850,000	0.3%
Preferred shares, Series A	1,027,391	203,011	0.07%
Preferred warrants Series A-1, $0.19 strike price, expire 12/31/2014	—	26,270	0.01%
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017	—	—	—%
Strategic Data Command, LLC
Common shares	1,001,650	1,000,000	0.35%
AliphCom, Inc. (d/b/a Jawbone)
Common shares	793,152	900,000	0.31%
DianRong(fka SinoLending Ltd.)
Preferred shares, Class A	503,235	577,293	0.2%
Preferred shares, Class B	250,491	250,000	0.09%
Cricket Media (fka ePals Inc.)
Common shares	2,446,284	825,000	0.29%
GSV Sustainability Partners
Preferred shares, Class A	625,000	625,000	0.22%
Common shares	10,000	10,000	—%
The rSmart Group, Inc.
Preferred shares, Series B	1,267,240	580,386	0.2%
EdSurge, Inc.
Preferred shares, Series A	500,801	503,356	0.18%
New Zoom, Inc
Preferred shares, Series A	260,476	336,408	0.12%
Neuron Fuel, Inc.
Preferred shares, Series AAI	262,530	287,082	0.1%
4C Insights (f.k.a The Echo Systems Corp.)
Preferred shares, Series A	1,436,404	245,423	0.09%
Earlyshares.com
Preferred shares, Series A	234,159	224,999	0.08%
Odesk Corporation
Common Shares	183,269	174,223	0.06%
Total Portfolio Investments	282,964,208	367,037,838	127.83%

(1)	Fair value was determined in good faith by our board of directors as of June 30, 2014

From June 30, 2014 through October 9, 2014, we closed on investments of $4,785,996, plus transaction costs in 6 portfolio investments. From June 30, 2014 through October 9, 2014, the Company sold investments for $29,524,296 net of transaction costs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments” for more information about these investments.

Our investment advisers track a broad list of potential investment opportunities based on fit with our key investment themes and financial characteristics. Within our broad list, we identify a subset of the opportunities that we believe provide the most attractive prospects for future investment. We generally have approximately

40 investments actively under evaluation at any given time. We devote most of our research efforts to understanding, analyzing and valuing these top 40 companies. Our investment adviser actively seeks opportunities to invest in these potential portfolio companies at pre-determined target prices. At any time, we may be in negotiations or in a pre-closing escrow period with several of the companies in our pipeline.

Credit Facility

We entered into a loan and security agreement (the “Loan Agreement”), effective December 31, 2013, with Silicon Valley Bank to provide us with a new $18 million senior secured credit facility (the “Credit Facility”). Under the Credit Facility, we are permitted to borrow an amount equal to the lesser of $18 million or 20% of our then-current net asset value.

The Credit Facility, among other things, matures on December 31, 2016, and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0%. In addition, a fee of $180,000 per annum (1.0% of the $18 million revolving line of credit) is charged under the Loan Agreement. Under the Loan Agreement, we have made certain customary representations and warranties and we are required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. Under the terms of the Credit Facility, we must repay all outstanding borrowings so that there is at least a 30-day period every twelve months during which we have no balance outstanding. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect.

The Credit Facility is secured by all of our property and assets, except for our assets pledged to secure certain obligations in connection with our issuance, in September 2013, of the Convertible Notes and, as provided for in the Loan Agreement, as may be pledged in connection with any future issuance by us of convertible senior notes on substantially similar terms.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended. In addition, under the Loan Agreement, and as provided for therein, we have agreed not to incur certain additional permitted indebtedness in an aggregate amount exceeding 50% of our then-applicable net asset value.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in GSV Capital involves other risks, including the following:

•	Our investments in the rapidly growing venture capital backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments;
•	Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our portfolio investments;
•	We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies;
•	Most of our portfolio companies are currently experiencing operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit;
•	The lack of liquidity in, and potentially extended duration of, many of our investments may adversely affect our business and will delay any distributions of gains, if any;
•	Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experience a market downturn;

•	Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns;
•	We may be limited in our ability to make follow-on investments, for a number of reasons, including financial or regulatory restrictions, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio;
•	We have only a limited operating history;
•	Our inability to maintain our status as a business development company;
•	We are dependent upon GSV Asset Management’s senior investment personnel for our future success;
•	We may experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods;
•	Risk associated with transacting on secondary marketplaces, including the limited availability and reliability of information relating to prospective investments and legal and regulatory risks;
•	We operate in a highly competitive market for direct equity investment opportunities;
•	We will generally make non-controlling investments and are subject to the risks that other significant shareholders may have interests that differ from those of the portfolio company or minority investors;
•	There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies;
•	Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital, which may expose us to risks;
•	In September, 2014 we filed our 2013 tax return as a regulated investment company “RIC” and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year (such certification, an “SEC Certification”). Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year. See “Material U.S. Federal Income Tax Considerations.”
•	Our common stock price may be volatile and may decrease substantially;
•	Our common stock has recently traded, and may in the future trade, at premiums that may prove to be unsustainable or at discounts from net asset value; and
•	There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income. As of the date of this filing, all sales of the Company’s investments have, in the aggregate, generated a net realized loss.

See “Risk Factors” beginning on page 22 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in our securities.

About GSV Asset Management

Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” GSV Asset Management is led by Michael T. Moe, our chief executive officer and chairman of our Board of Directors. Mr. Moe is assisted by William Tanona, our chief financial officer, treasurer and corporate secretary and Mark W. Flynn, our president, whom we refer to collectively as GSV Asset Management’s senior investment professionals. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging private companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities.

We believe we benefit from the ability of our investment adviser’s senior investment professionals and Board of advisers (the “Advisory Board”) to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. See “Portfolio Management — Advisory Board to GSV Asset Management.” Our investment adviser’s senior investment professionals and Advisory Board members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.

We pay GSV Asset Management a fee for its services under an investment advisory agreement (the “Investment Advisory Agreement”) consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” The terms for calculating the management fee create an incentive for our investment adviser to utilize leverage in the future because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our Board of Directors before we incur any future indebtedness.

Investment Opportunity

We believe that society is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. For example, the growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased dramatically in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. Similarly, the advent of education technology, and insights with respect to how, and what, people learn, are also disrupting the traditional educational sector. These factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.

At the same time, we believe that the initial public offering, or “IPO,” markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for private and smaller companies and investor demand for a longer history of revenue and earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations such as those imposed by the Sarbanes-Oxley Act of 2002 have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were during the 1990’s, with prospective public companies taking longer to come to market. For example, from 1991 – 2000, there were 4,361 IPOs in the United States, of which 1,701 were venture-capital backed. From 2011 – 2013, there were 401 IPOs, of which 198 were venture-capital backed.

Investment Strategy

We seek to maintain our portfolio of potentially high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Identify high quality growth companies. Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social mobile, cloud computing and big data, internet commerce, sustainability and education technology, as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four Ps”:

•	People — Organizations led by strong management teams with in-depth operational focus
•	Product — Differentiated and disruptive products with leading market positioning
•	Potential — Large addressable markets
•	Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.

•	Acquire positions in targeted investments. We seek to add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Direct equity investments.  We seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases.  We also utilize private secondary marketplaces as a means to acquire equity and equity-related interests in privately-held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that our investment professionals’ reputation within the industry and history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

•	Create access to a varied investment portfolio. We seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Competitive Advantages

We believe that we will benefit from the following competitive advantages in executing our investment strategy:

•	Experienced team of investment professionals. Our investment adviser’s senior investment professionals, its Advisory Board and our Board of Directors have significant experience researching and investing in the types of potentially rapidly growing venture capital-backed emerging companies we are targeting for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.
•	Disciplined and repeatable investment process. We have established a disciplined and repeatable process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors. Following this process, we have completed investments in the 50 companies in our portfolio as of June 30, 2014.
•	Deep relationships with significant credibility to source and complete transactions. GSV Asset Management and its senior investment professionals are strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s Advisory Board members and our Board of Directors have also developed strong relationships in the financial, investing and technology-related sectors.
•	Source of permanent investing capital. As a publicly-traded corporation, we have access to a source of permanent equity capital which we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.
•	Early mover advantage. We believe we are one of the few publicly traded business development companies with a specific focus on investing in potentially rapidly growing venture capital-backed emerging companies. The transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged a number of relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will serve our goal to complete equity transactions in compelling private companies at attractive valuations.

Operating and Regulatory Structure

GSV Capital was formed as a Maryland corporation that is an externally managed, non-diversified closed-end management investment company. We completed our initial public offering in May 2011 and have elected to be treated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” We may elect to be treated for federal income tax purposes as a RIC effective for the 2013 tax year. In September, 2014 we filed our 2013 tax return as a RIC and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by GSV Asset Management and supervised by our Board of Directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred.

Our Corporate Information

Our principal office is located at 2925 Woodside Road, Woodside, CA 94062, and our telephone number is (650) 235-4769.

OFFERINGS

We may offer, from time to time, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering and set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. In addition, even if we seek and obtain shareholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to invest the net proceeds from the sale of our securities pursuant to this prospectus and any accompanying prospectus supplement in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of any such net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of such offering. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
NASDAQ Capital Market symbol
Our common stock is listed on the NASDAQ Capital Market under the symbol “GSVC.”
Distributions
The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other business development companies that primarily make debt investments.
Taxation
We may elect to be treated for federal income tax purposes as a RIC effective for the 2013 tax year. In September, 2014 we filed our 2013 tax return as a RIC and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year. See “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Fees
We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” The terms for calculating the management fee create an incentive for our investment adviser to utilize leverage because our management fee is based on our gross assets, including borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our Board of Directors before we incur any additional indebtedness.
Administration Agreement
We reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse GSV Capital Service Company for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and other staff providing administrative services. Additionally, GSV Capital Service Company may outsource some of its duties. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. See “Administration Agreement.”
Leverage
We borrow for investment purposes and as a result are exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, GSV Asset Management, will be borne by our security holders.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
License Agreement
We have entered into a license agreement with GSV Asset Management, pursuant to which GSV Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “GSV.” See “License Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Our Securities.”
Risk Factors
Investing in our securities involves a high degree of risk. You should consider carefully the information found under the heading “Risk Factors.” We have only a limited operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We invest in rapidly growing venture capital-backed emerging companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769, or on our website at http://www.gsvcap.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly on an as-converted basis. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “GSV Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in GSV Capital Corp., however, your responsibility for such fees or expenses is limited to your investment in GSV Capital Corp. The fee table and example below include all fees and expenses of our consolidated subsidiaries.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	(1)
Offering expenses (as a percentage of offering price)	(2)
Dividend reinvestment plan expenses	None
Total stockholder transaction expenses (as a percentage of offering price)	0.00	(2)
Annual expenses (as a percentage of net assets attributable to common stock):(5)(8)
Base management fee	3.15	%(3)
Incentive fees payable under our investment advisory agreement (20%)	0.00	%(4)
Interest payments on borrowed funds	1.68	%(5)
Other expenses	2.08	%(6)
Acquired fund fees and expenses	0.00	%(7)
Total annual expenses	6.90	%(9)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 7 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$79	$230	$373	$694

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
(3)	Reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement is based on our gross assets including an assumed $25 million of additional debt, which is our total assets as reflected on our balance sheet (with no deduction for liabilities), including those acquired using borrowings for investment purposes. See “Investment Advisory Agreement.” As a result, to the extent we elect to utilize additional leverage in the future, our base management fee as a percentage of our net assets would increase.
(4)	The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For a more detailed discussion of the calculation of this fee, see

“Investment Advisory Agreement.” For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement. As of December 31, 2013, we had no accrued incentive fees.
(5)	We are exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, GSV Asset Management, are borne by our common stockholders. For purposes of this section, we have assumed that we have $69 million of outstanding borrowings at an annual interest rate of 5.25%, which reflects our oustanding convertible senior notes as of December 31, 2013, and we assume that we issue $25 million of additional debt with an interest rate equal to 8.0% per annum.
(6)	“Other expenses” ($6,946,137) are based upon estimates for the 12 months ending June 30, 2015. These expenses include certain expenses allocated to the Company under the Investement Advisory Agreement, such as travel expense’s incurred in connection with the investigation and monitoring of our investments.
(7)	Amount reflects our estimated expenses for the 12 months ending December 31, 2014 relating to the temporary investment of proceeds in money market funds pending our investment of such proceeds in portfolio companies in accordance with our investment objective and strategies described in this prospectus.
(8)	Net assets attributable to common stock, (as used to calculate the annual expense ratios) reflect our June 30, 2014 net asset value adjusted for the impact of the Senior Convertible Notes issuance and assumed future common stock offerings. Assumed common stock offerings, for purposes of this calculation, are $50 million each, occurring, respectively, on June 30, 2014; September 30, 2014; December 31, 2014; March 31, 2015; and June 30, 2015.
(9)	Total annual expenses is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly owned consolidated subsidiaries, all of which are included in this fee table presentation.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. As the incentive fee under the Investment Advisory Agreement is payable only on realized capital gains, this illustration assumes that the entire 5.0% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. The selected financial data at December 31, 2013, December 31, 2012, and for the period from January 6, 2011 (date of inception) to December 31, 2011 have been derived from financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

	At and For the Fiscal Year Ended December 31, 2013	At and For the Fiscal Year Ended December 31, 2012	At and For the Fiscal Year Ended December 31, 2011(1)
Income Statement Data:
Total investment income	$48,951	$248,077	$162,328
Total operating expenses	22,083,875	8,530,958	2,196,192
Benefit for taxes on net investment loss	13,159,268	—	—
Net investment loss	(8,875,656)	(8,282,881)	(2,033,864)
Net realized loss on investments	(21,706,021)	(1,380,519)	—
Benefit for taxes on net realized capital losses	9,426,234	—	—
Net change in unrealized appreciation (depreciation) on investments	87,445,149	(10,170,850)	(1,579,800)
Provision for taxes on unrealized appreciation of investments	(30,906,063)	—	—
Net increase (decrease) in net assets resulting from operations	35,383,643	(19,834,250)	(3,613,664)
Balance Sheet Data:
Total assets	377,947,558	253,130,728	91,798,242
Total liabilities	89,981,114	547,927	20,294,994
Total net assets	287,966,444	252,582,801	71,503,248
Per Common Share Data:
Net decrease in net assets resulting from operations per average share(2).	1.83	(1.23)	(1.07)
Net asset value per share	14.91	13.07	12.95

(1)	Includes the period from January 6, 2011 (date of inception) to December 31, 2011.
(2)	Weighted average common shares for the fiscal year ended December 31, 2013 were 19,320,100. Weighted average common shares for the fiscal year ended December 31, 2012, were 16,096,330. Weighted average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 were 3,377,429, which was calculated starting from the issuance on February 28, 2011 of 100 shares.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial information for each quarter in the fiscal years ended December 31, 2014; 2013; 2012 and 2011. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

2014
	Q2	Q1
Total investment income	$97	$41
Total operating expenses	5,876	4,849
Net investment loss	(3,419)	(2,795)
Net realized loss on investments	(7,250)	7,932
Net change in unrealized appreciation (depreciation) on investments	11,473	(3,074)
Net increase (decrease) in net assets resulting from operations	(920)	80
Net increase (decrease) in net assets resulting from operations per average share(1)	(0.05)	—
Net asset value per share	14.86	14.91

(1)	Weighted average common shares were 19,320,100 for the three months ended March 31, 2014 and June 30, 2014, respectively.

2013
	Q4	Q3	Q2	Q1
Total investment income	$26	$3	$16	$5
Total operating expenses	14,093	3,016	2,403	2,572
Net investment loss	(907)	(3,013)	(2,387)	(2,568)
Net realized loss on investments	(11,869)	(163)	(6,328)	(3,347)
Net change in unrealized appreciation (depreciation) on investments	67,899	8,892	12,230	(1,577)
Net increase (decrease) in net assets resulting from operations	33,643	5,716	3,516	(7,491)
Net increase (decrease) in net assets resulting from operations per average share(1)	1.74	0.29	0.18	(0.38)
Net asset value per share	14.91	13.16	12.87	12.69

(1)	Weighted average common shares were 19,320,100, 19,320,100, 19,320,100, and 19,320,100 for the three months ended March 31, 2013, June 30, 2013, September 30, 2013, and December 31, 2013 respectively.

2012
	Q4	Q3	Q2	Q1
Total investment income	$6	$14	$110	$118
Total operating expenses	2,780	2,348	2,190	1,212
Net investment loss	(2,774)	(2,335)	(2,080)	(1,094)
Net realized loss on investments	—	—	(1,380)	—
Net change in unrealized appreciation (depreciation) on investments	(4,502)	(4,665)	(2,015)	1,011
Net increase (decrease) in net assets resulting from operations	(7,276)	(7,000)	(5,475)	(83)
Net increase (decrease) in net assets resulting from operations per average share(1)	(0.38)	(0.36)	(0.34)	(0.01)
Net asset value per share	13.07	13.45	13.81	13.47

(1)	Weighted average common shares were 9,387,133, 16,287,133, 19,320,100, and 16,096,330 for the three months ended March 31, 2012, June 30, 2012, September 30, 2012, and December 31, 2012 respectively.

2011
	Q4	Q3	Q2	Q1(1)
Total investment income	$109	$53	$—	$—
Total operating expenses	787	733	565	111
Net investment loss	(678)	(680)	(565)	(111)
Net realized loss on investments	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(1,026)	(494)	(60)	—
Net increase (decrease) in net assets resulting from operations	(1,704)	(1,174)	(625)	(111)
Net increase (decrease) in net assets resulting from operations per average share(2)	(0.31)	(0.34)	(0.27)	(1,108.08)
Net asset value per share	12.95	13.26	13.57	(1,093.08)

(1)	Includes the period from January 6, 2011 (date of inception) through March 31, 2011, which preceded the completion of our initial public offering in May 2011.
(2)	Weighted average common shares were 100, 2,345,595, 3,430,100, and 5,520,100, for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, and December 31, 2011 respectively.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. Although the risks described below represent the material risks associated with investments in our securities, specifically, as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to GSV Capital Corp.’s, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating To Our Investments

Our investments in the rapidly growing venture capital-backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Investment in the rapidly growing venture capital-backed emerging companies that we are targeting involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;
•	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although our investment adviser’s agents will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable; and
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, the fair value of our direct investments in portfolio companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by our Board of Directors based upon the recommendation of the Board of Director’s Valuation Committee in accordance with our written valuation policy. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. The Valuation Committee intends to utilize the services of an independent valuation firm, which will prepare valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the Board of Directors will retain ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Valuation Committee will take into account in providing its fair value recommendation to the Board of Directors with respect to such non-traded investments will include, as relevant and, to the extent available, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies.

We invest principally in the equity and equity-related securities of rapidly growing venture capital-backed emerging companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. The Company experienced a complete loss on its equity investments in Kno, Inc, Top Hat 430, Inc., Serious Energy, Inc., AltEgo, LLC, and Starfish Holdings, Inc., during the year ended December 31, 2013. As such, the Company recorded realized losses of $18,196,301 on these equity investments. The Company also recognized losses upon the sale of Zynga, Inc. and Groupon, Inc. during the year ended December 31, 2013. These losses amounted to $3,346,892.

In addition, the private company securities we acquire are often subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on the portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Stockholders(1)	(19.84)%	(11.15)%	(2.46)%	6.23%	14.92%

(1)	Assumes $499.1 million in total assets and $112 million in total debt outstanding, which reflects our total assets and total debt outstanding as of June 30, 2014 (adjusted to include the assumption that we issue $25.0 million of additional debt at an interest rate equal to 8% per annum).

Most of our portfolio companies are currently experiencing operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit.

We have limited information about the financial performance and profitability of some of our portfolio companies. While according to public filings with the SEC, certain of our portfolio companies have earned net income in recent periods, we believe that many of our portfolio companies are currently experiencing operating losses. There can be no assurance when or if such companies will operate at a profit.

The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business, and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we will generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular realization events, if any, to occur in the near term. We expect that many of our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. For example, as of December 31, 2012, over half of our portfolio company investments were comprised of investments in ten portfolio companies. Beyond the asset diversification requirements necessary to qualify as a RIC, we have general guidelines for diversification, however our investments could be concentrated in relatively few issuers. In addition, our investments may be concentrated in a limited number of market sectors, including in technology-related sectors. As a result, a downturn in any market sector in which a significant number of our portfolio companies operate, or the deterioration of the market position of any portfolio company in which we have a material position, could materially adversely affect us.

Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.

Given the experience of our investment adviser’s senior investment professionals and its Advisory Board members within the technology space, we expect that a number of the companies with respect to which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies that operated in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to qualify to maintain our status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

Because we will generally not hold controlling equity interests in our portfolio companies, we will likely not be in a position to exercise control over our portfolio companies or to prevent decisions by substantial shareholders or management of our portfolio companies that could decrease the value of our investments.

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company or its substantial shareholders, and may therefore suffer a decrease in the value of our investments.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to Our Business and Structure

We are a relatively new company with little operating history, and our investment adviser has only a limited history of investing experience.

We were initially formed in September 2010 and completed our initial public offering in May 2011. As a result, we have relatively limited financial information on which you can evaluate an investment in our company or our prior performance and a limited history of operating pursuant to the requirements to continue as a BDC under the 1940 Act and to qualify as a RIC under the Code. For example, in the fiscal year ended December 31, 2012, we failed to satisfy certain tests required for us to qualify as a RIC under the Code. In addition, our investment adviser, GSV Asset Management, was formed in November 2009, and has only a limited history of investing experience managing a pool of assets substantially smaller in size than the net proceeds that were received in the initial public offering. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to continue to qualify as a business development company under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents,

U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are dependent upon GSV Asset Management’s senior investment professionals for our future success, particularly Michael T. Moe, Mark W. Flynn, William F. Tanona, Luben Pampoulov and Matthew Hanson. If we lose any of our investment adviser’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the GSV Asset Management’s senior investment professionals. These senior investment professionals, together with other investment professionals employed by GSV Asset Management, evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment adviser’s senior investment professionals, particularly Michael T. Moe, Mark W. Flynn, William F. Tanona, Luben Pampoulov and Matthew Hanson. None of Messrs. Moe, Flynn, Tanona, Pampoulov, or Hanson is subject to an employment contract, and none receive any compensation from us. None of Messrs. Moe, Flynn, Tanona, Pampoulov or Hanson devote all of their business time to our operations, and each have other demands on their time as a result of their other activities. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

None of the GSV Asset Management’s senior investment professionals or Advisory Board members, including Michael T. Moe, Mark W. Flynn, William F. Tanona, Luben Pampoulov and Matthew Hanson, are subject to employment agreements, and there can be no assurance that our investment adviser will be successful in retaining its senior investment professionals.

None of the members of GSV Asset Management’s senior investment professionals or its Advisory Board members, including Michael T. Moe, Mark W. Flynn, William F. Tanona, Luben Pampoulov and Matthew Hanson, are subject to employment agreements. As a result, although Messrs. Moe, Flynn, Tanona, Pampoulov and Hanson comprise the principals of GSV Asset Management, they are free to terminate their employment with GSV Asset Management at any time. In addition, none of our investment adviser’s senior investment professionals or the Advisory Board members, including Messrs. Moe, Flynn, Tanona, Pampoulov and Hanson, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with GSV Asset Management, or if GSV Asset Management were to no longer serve as our investment adviser. There can be no assurance that our investment adviser will be successful in retaining its senior investment professionals or the Advisory Board members, including Messrs. Moe, Flynn, Tanona, Pampoulov and Hanson. The departure of any of Messrs. Moe, Flynn, Tanona, Pampoulov or Hanson could have a material adverse effect on our ability to achieve our investment objective.

Our growth will require that GSV Asset Management retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which GSV Asset Management will compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, will have greater resources than it.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

We are a relatively new company. As such, we are subject to the business risks and uncertainties associated with any new business enterprise. Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze and invest in companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We seek a specified number of investments in rapidly growing venture capital-backed emerging companies, which may be extremely risky. There can be no assurance that GSV Asset Management will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.

In addition to monitoring the performance of our existing investments, GSV Asset Management is required to offer, and may be called upon, to provide, managerial assistance to some of our portfolio companies. GSV Asset Management also currently manages GSV X Fund, LP (“GSV X Fund”), a global long/short absolute return fund, in which we have no economic interest, and may manage one or more additional vehicles with alternative investment strategies in the future. These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, changes in the valuation of our portfolio investments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. In addition, there can be no assurance that we will be able to locate or acquire investments that are of a similar nature to those currently in our portfolio. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our business model depends upon the development and maintenance of strong referral relationships with private equity, venture capital funds and investment banking firms.

We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions or other secondary transactions.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

We have utilized and expect to continue to utilize private secondary marketplaces, such as SharesPost, Inc. and SecondMarket, to acquire investments in our portfolio. When we purchase secondary shares we may have little or no direct access to financial or other information from these portfolio companies. As a result, we are dependent upon the relationships and contacts of our investment adviser’s senior investment professionals, its Advisory Board members and our Board of Directors to obtain the information for our investment adviser to perform research and due diligence, and to monitor our investments after they are made. There can be no assurance that our investment adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary marketplaces could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.

In addition, while we believe the ability to trade on private secondary marketplaces provides valuable opportunities for liquidity, there can be no assurance that the portfolio companies with respect to which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may overstate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our net asset value and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of our company as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so.

Most of our investments are or will be in equity or equity-related securities of privately-held companies. The securities we acquire in private companies are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent, may require that shares owned by us are held in escrow and may include provisions in company charter documents, investor rights of first refusal and co-sale and/or employment or trading policies further restricting trading. In order to complete a purchase of shares we may need to, among other things, give the issuer, its assignees or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment, we generally become bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as co-sale or tag-along rights. These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO, our ability to liquidate may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale or tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

Although we believe that secondary marketplaces may offer an opportunity to liquidate our private company investments, there can be no assurance that a trading market will develop for the securities that we wish to liquidate or that the subject companies will permit their shares to be sold through such marketplaces. Even if some of our portfolio companies complete IPOs, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO.

Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it advantageous to do so, or at all. Because our net asset value is only determined on a quarterly basis and due to the difficulty in assessing this value, our net asset value may not fully reflect the illiquidity of our portfolio, which may change on daily basis, depending on many factors, including the status of the private secondary markets and our particular portfolio at any given time.

There are significant potential risks associated with investing in venture capital companies with complex capital structures.

We invest primarily in rapidly growing venture capital-backed emerging companies, either through private secondary transactions or other secondary transactions or direct investments in companies. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior or pari passu preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our investment adviser’s senior investment professionals, our Advisory Board members and our Board of Directors have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

A disruption in the capital markets or the credit markets could negatively affect our business.

As a business development company, we need the ability to raise additional capital for investment purposes. Without sufficient access to the capital markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and any new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

To the extent we do utilize leverage and the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to raise additional equity capital to provide funding for normal operations, including new investments. Reflecting concern about the stability of the financial markets, many institutional investors have reduced or ceased providing funding to certain borrowers. This market turmoil has led to increased market volatility and widespread reduction of business activity generally.

We operate in a highly competitive market for direct equity investment opportunities.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.

The incentive fee may induce GSV Asset Management to make speculative investments.

The incentive fee payable by us to GSV Asset Management may create an incentive for GSV Asset Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to GSV Asset Management is determined, which is calculated as a percentage of the return on invested capital, may encourage GSV Asset Management to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities), may encourage GSV Asset Management to use leverage to make additional investments. On September 17, 2013, we completed a private placement of 5-year unsecured 5.25% Convertible Senior Notes. A total of $69.0 million in aggregate principal amount of the Convertible Senior Notes were issued at the closing. We will be required, however, to obtain the approval of our Board of Directors before we incur any additional indebtedness. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

In addition, our investment adviser has control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, our investment adviser may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize its incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders. Our Board of Directors monitors such conflicts of interest in connection with its review of the performance of our investment adviser under our Investment Advisory Agreement, as well as during its quarterly review of our financial performance and results of operations.

Borrowings, such as the Convertible Senior Notes, can magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. In addition to the Convertible Senior Notes and the Credit Facility, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders. Lenders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders. Under the terms of the Credit Facility, we must repay all outstanding borrowings so that there is at least a 30-day period every twelve months during which we have no balance outstanding. We may be unable to repay all outstanding borrowings under the credit facility every twelve months. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Leverage is generally considered a speculative investment technique. Our ability to service the Convertible Senior Notes and any future debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to GSV Asset Management will be payable on our gross assets, including those assets acquired through the use of leverage, GSV Asset Management may have a financial incentive to incur additional leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of such leverage, including any increase in the management fee payable to GSV Asset Management.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

We have entered into an Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our chief executive officer and chairman of our Board of Directors. Mr. Moe, as principal of GSV Asset Management, manages the business and internal affairs of GSV Asset Management. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. GSV Capital Service Company is controlled by GSV Asset Management. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders, such as, for example, the management of GSV X Fund by GSV Asset Management.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that GSV Capital has priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between GSV Capital and any such other funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our stockholder and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our Board of Directors is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties, as such term is defined in Item 404 of Regulation S-K. In accordance with Item 404, related parties generally include our directors and executive officers, any nominees for director, any immediate family member of a director or executive officer or nominee for director, and any other person sharing the household of such director, executive officer or nominee for director.

Finally, we pay GSV Capital Service Company our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and other staff providing administrative services, which creates conflicts of interest that our Board of Directors must monitor.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

The lack of experience of our investment adviser and its management in operating under the constraints imposed on us as a business development company may hinder the achievement of our investment objectives.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S.-based private companies or public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and other high quality debt instruments that mature in one year or less. In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. GSV Asset Management has limited experience investing under these constraints. We were subject to corporate-level income tax for the 2012 taxable year and may be subject to corporate-level income tax for the 2013 taxable year as well. These constraints, among others, may hinder GSV Asset Management’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we focus on achieving capital gains from our investments, in certain cases we may receive current income, such as interest or dividends, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, if we qualify and elect to be taxed as a RIC, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus would be subject to corporate-level income tax.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

We may in the future issue additional debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively (along with the Convertible Senior Notes) as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

All of the costs of offering and servicing the Convertible Senior Notes and any additional debt or preferred stock we may issue in the future, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of the Convertible Senior Notes any additional debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of the Convertible Senior Notes and our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect two members of our Board of Directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of GSV Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

In addition to regulatory requirements that restrict our ability to raise capital, the Convertible Senior Notes contain various covenants which, if not complied with, could require us to repurchase the Convertible Senior Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The Convertible Senior Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under the Convertible Senior Notes and accelerate repurchase of the Convertible Senior Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases.

We will be subject to corporate-level income tax if we are profitable and we are unable to qualify as a RIC, which could have a material adverse effect on us and our stockholders.

We were taxed as a regular C corporation under the Code for our 2012 taxable year. We may elect to be treated for federal income tax purposes as a RIC effective for the 2013 tax year. In September, 2014 we filed our 2013 tax return as a RIC and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year. See “Material U.S. Federal Income Tax Considerations.'’ In the fiscal year ended December 31, 2012, we failed to satisfy certain tests required for us to qualify as a RIC under the Code and we were therefore subject to corporate-level income tax.

Management generally believes that it will be in our best interests to be treated a RIC in any year in which we are profitable. If we fail to qualify as a RIC for any year in which we are profitable and such profits exceed certain loss carry forwards that we are entitled to utilize, we will be subject to corporate-level tax on our income, which could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions. Such a failure could have a material adverse effect on us and our stockholders.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only when the position has met the “more-likely-than-not” threshold. The Company classifies penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. Although the Company filed its 2013 tax return in September, 2014 as a RIC, it continues to provide for deferred income taxes in its financial statements as if it were a C-Corporation, due to the uncertainties discussed above. The Company is unable to make a reasonably reliable estimate of when, if ever, it will become eligible to be treated as a RIC and thereby release the deferred tax liabilities associated with being a C-Corporation. The Company has identified its major tax jurisdictions as U.S. federal and California.

In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when our investment advisor would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs.

In order to qualify for the special treatment accorded to RICs, we must meet certain income source, asset diversification and annual distribution requirements. In order to satisfy the income source requirement, we must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities or income from “qualified publicly traded partnerships.” To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests in any year in which we intend to be treated as a RIC may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and could result in substantial losses. In addition, in order to satisfy the annual distribution requirement for a RIC, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. We will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of our indebtedness, including the notes, that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to dispose of investments quickly enough to meet the asset diversification requirements at the end of a quarter or obtain cash from other sources in order to meet the annual distribution requirement, we may fail to qualify for special tax treatment accorded to RICs and, thus, be subject to corporate-level income tax on our income.

We may in the future choose to pay dividends in our common stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our common stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own common stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or common stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in common stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in common stock will be equal to the amount of cash that could have been received instead of common stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to Non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock.

Even in the event the value of your investment declines, the base management fee will still be payable.

The base management fee will be calculated at an annual rate of 2.0% of the value of our gross assets, which we pay monthly in arrears. The base management fee is payable regardless of whether the value of our gross assets or your investment declines. As a result, we will owe GSV Asset Management a base management fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the period for which the base management fee is paid.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the Securities and Exchange Commission.

Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. Our Board of Directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in the best interests of GSV Capital and our existing common stockholders. Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock. See “Description of Securities — Preferred Stock.” We are authorized to issue up to 100,000,000 shares of common stock. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two directors. As a result, our preferred stockholders will have the ability to reject a director that would otherwise be elected by our common stockholders. In addition, while Maryland law generally requires directors to act in the best interests of all of a corporation’s stockholders, there can be no assurance that a director elected by our preferred stockholders will not chose to act in a manner that tends to favors our preferred stockholders, particularly where there is a conflict between the interests of our preferred stockholders and our common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Our bylaws contain a provision exempting any and all acquisitions by any person of our shares of stock from the Control Share Act under the Maryland General Corporation Law. If our Board of Directors does not otherwise approve a business combination, the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our Board of Directors is divided into three classes serving staggered terms; our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These antitakeover provisions may inhibit a change of control in circumstances that could otherwise give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Risks Relating to Offerings Pursuant to this Prospectus

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after any future offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;
•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;
•	failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	fluctuations in the valuation of our portfolio investments;
•	operating performance of companies comparable to us;
•	market sentiment against technology-related companies; or
•	departures of any of the senior investment professionals or Advisory Board members of GSV Asset Management.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares have at times traded, and may in the future trade at premiums that may prove to be unsustainable or at discounts from net asset value.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital-backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share. As of October 9, 2014, the closing price of our common stock on the NASDAQ Capital Market was $9.94 per share, which represented an approximately 33.11% discount to our net asset value per share as of June 30, 2014.

There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, which generally will not be income producing, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.

We will have broad discretion over the use of proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement, to the extent any such offering is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement in ways with which you may not agree, or for purposes other than those contemplated at the time of any such offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any such offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any such offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in any future offering pursuant to this prospectus and any accompanying prospectus supplement may incur immediate and substantial dilution.

Commissions and discounts payable to any underwriters, together with our organization expense and other expenses of any future offering, will reduce the net proceeds of any such offering available for us to invest. As of June 30, 2014 our net asset value was $287,125,842 or $14.86 per share. Depending upon the public offering price, and after deducting the underwriting discounts and commissions and the related offering expenses payable by us, in connection with any offering pursuant to this prospectus, investors in any such offering may be subject to an immediate and substantial dilution.

Our stockholders may experience dilution upon the conversion of the Convertible Senior Notes.

The Convertible Senior Notes are convertible into shares of our common stock beginning September 15, 2018, or, under certain circumstances, earlier. The current conversion price of the Convertible Senior Notes is approximately $16.26 per share of common stock, in each case subject to adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Risks Related to Our Convertible Notes

Our stockholders may experience dilution upon the conversion of our convertible notes.

Our convertible notes are convertible into shares of our common stock beginning January 1, 2016 or, under certain circumstances, earlier. Upon conversion, we must deliver shares of our common stock. The conversion rate of our convertible notes was initially, and currently is, 61.5091 shares of our common stock per $1,000 principal amount of our convertible notes (equivalent to a conversion price of approximately $16.26 per share of common stock), subject to adjustment in certain circumstances. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $69.0 million convertible debt currently outstanding is 4,244,128. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our convertible notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

We may not have, or have the ability to raise, the funds necessary to repurchase our convertible notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of our convertible notes.

Holders of our convertible notes will have the right to require us to repurchase their notes upon the occurrence of certain significant corporate events involving us, including if our common stock ceases to trade on any national securities exchange or we consolidate or merge into another entity in certain circumstances, at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We refer to such a corporate event as a “fundamental change.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of convertible notes surrendered therefor. In addition, our ability to repurchase our convertible notes or deliver shares of our common stock upon conversions of the convertible notes may be limited by law, by regulatory authority or by agreements governing our indebtedness. Our failure to repurchase the notes at a time when the repurchase is required by the indenture relating to the convertible notes or to deliver any shares of our common stock deliverable on future conversions of the convertible notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase our convertible notes.

Provisions of our convertible notes could discourage an acquisition of us by a third party.

Certain provisions of our convertible notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of a fundamental change, the holders of our convertible notes will have the right, at their option, to require us to repurchase all or a portion of their convertible notes, plus accrued and unpaid interest. We may also be required to increase the conversion rate of the convertible notes in certain other circumstances, including in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

Certain adverse consequences could result if our convertible notes are treated as equity interests in us for purposes of regulations under the Employee Retirement Income Security Act of 1974.

Pursuant to regulations under the Employee Retirement Income Security Act of 1974 (“ERISA”), it is possible that, due to their convertibility feature, our convertible notes could be treated as equity interests in us. In that event, if employee benefit plans subject to Title I of ERISA, plans that are not subject to ERISA but that are subject to Section 4975 of the Internal Revenue Code (the “Code”), such as individual retirement accounts, and entities that are deemed to hold the assets of such plans or accounts (such plans, accounts, and entities, “Benefit Plan Investors”) were to acquire 25% or more of the aggregate value of our convertible notes, among other consequences, we and our management would be subject to ERISA fiduciary duties, and certain transactions we might enter into, or may have entered into, in the ordinary course of our business might constitute non-exempt “prohibited transactions” under Section 406 of ERISA or Section 4975 of the Code and might have to be rescinded at significant cost to us. Moreover, if our underlying assets were deemed to be assets constituting plan assets, (i) our assets could be subject to ERISA’s reporting and disclosure requirements, (ii) a fiduciary causing a Benefit Plan Investor to make an investment in our equity interests could be deemed to have delegated its responsibility to manage the assets of the Benefit Plan Investor, and (iii) various providers of fiduciary or other services to us, and any other parties with authority or control with respect to our assets, could be deemed to be plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services.

We do not believe that our convertible notes should be treated as equity interests in us for purposes of ERISA in light of the relevant regulations. No assurance can be given, however, that our convertible notes will not be so treated.

The accounting for convertible debt securities is complex and subject to uncertainty.

The accounting for convertible debt securities is complex and subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. The issuance of our convertible notes may have an accounting effect on our earnings per share on a fully diluted basis. Further, we cannot predict if or when changes in the accounting for convertible debt securities could be made and whether any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price or value of our common stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about GSV Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investing in securities consistent with our investment objective, repayment of outstanding indebtedness, and other general corporate purposes. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. We will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of any such offering. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds of any such offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Capital Market under the symbol “GSVC”. The following table sets forth, for each fiscal quarter since our initial public offering on April 28, 2011, the net asset value, or “NAV,” per share of our common stock, the high and low sales prices for our common stock, and such sales prices as a percentage of NAV per share.

			Price Range		High Sales Price as a Premium (Discount) to NAV(2)	Low Sales Price as a Premium (Discount) to NAV(2)
	NAV(1)		High	Low
Fiscal 2014
Fourth Quarter (through October 9, 2014)	$	*	$10.40	$9.74	*%	*%
Third Quarter		*	11.70	9.45	*%	*%
Second Quarter		14.86	10.84	8.46	(27.05)	(43.07)
First Quarter		14.91	13.79	9.81	(7.5)	(34.2)
Fiscal 2013
Fourth Quarter		14.91	16.90	10.12	13.3	(32.1)
Third Quarter		13.16	15.50	7.82	17.8	(40.6)
Second Quarter		12.87	8.44	7.42	(34.4)	(42.3)
First Quarter		12.69	9.14	7.79	(28.0)	(38.6)
Fiscal 2012
Fourth Quarter		$13.07	$8.99	$6.84	(31.2)%	(47.7)%
Third Quarter		13.45	10.38	8.29	(22.8)	(38.4)
Second Quarter		13.81	20.25	8.83	46.6	(36.1)
First Quarter		13.47	20.89	13.03	55.1	(3.3)
Fiscal 2011
Fourth Quarter		$12.95	$17.23	$12.10	33.1%	(6.6)%
Third Quarter		13.26	19.97	12.09	50.6	(8.8)
Second Quarter (from April 28, 2011 through June 30, 2011)		13.57	15.35	9.75	13.1	(28.2)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAV per share figures shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less NAV per share, divided by NAV per share.
*	Not determinable as of the date of this prospectus.

On October 9, 2014, the last reported sales price of our common stock was $9.94 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at premiums that are unsustainable over the long term or at a discount from net asset value are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering on April 28, 2011, our shares of common stock have traded at both a discount and a premium to the net assets attributable to those shares. As of October 9, 2014, our shares of common stock traded at a discount equal to approximately 33.11% of the net assets attributable to those shares based upon our $14.86 NAV per share as of June 30, 2014. It is not possible to predict whether the notes offered hereby will trade at, above, or below net asset value.

The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be much less consistent than the dividends of other business development companies that primarily make debt investments. However, if there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

In September, 2014 we filed our 2013 tax return as a RIC and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as“principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year. See“Material U.S. Federal Income Tax Considerations.'’ To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions out of assets legally available therefrom in additional shares of our common stock under our dividend reinvestment plan, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholder for U.S. federal income tax purposes, although no cash distribution has been made. As a result, if you do not elect to opt out of the dividend reinvestment plan, you may be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe to be rapidly growing venture capital-backed emerging companies. We acquire our investments through direct investments with prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly-traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management, and GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is premised on a disciplined approach of identifying high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Many of the companies that our investment adviser evaluates have financial backing from top tier venture capital funds or other financial or strategic sponsors.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component.

Investments

The fair value of our investments can be expected to fluctuate in future periods due to changes in our investments and changes in the fair value of the investments. The following table summarizes the investments we made during the six months ended June 30, 2014.

Portfolio Company	Industry	Transaction Date	Gross Payments
StormWind, LLC	Interactive Learning	7-Jan-14	$2,984,530
StormWind, LLC	Interactive Learning	25-Feb-14	107,725
NestGSV, Inc.	Incubator	29-Jan-14	198,000
NestGSV, Inc.	Incubator	4-Mar-14	99,000
Dailybreak, Inc.	Social Advertising	11-Feb-14	430,000
AlwaysOn, Inc.	Social Media	14-Feb-14	232,104
EdSurge, Inc.	Education Media Platform	18-Feb-14	482,146
Fullbridge, Inc.	Business Education	19-Feb-14	1,280,000
JAMF Holdings, Inc.	Mobile Device Management	28-Feb-14	4,996,044
General Assembly Space, Inc.	Online Education	6-Mar-14	2,995,658
General Assembly Space, Inc.	Online Education	21-Mar-14	2,995,983
Lyft, Inc.	Peer to Peer Ridesharing	21-Mar-14	4,999,991
Totus Solutions, Inc.	LED Lighting	1-Apr-14	75,000
Fullbridge, Inc.	Business Education	3-Apr-14	749,040
NestGSV, Inc.	Incubator	4-Apr-14	238,077
GSV Sustainability Partners	Clean Technology	15-Apr-14	225,250

Portfolio Company	Industry	Transaction Date	Gross Payments
NestGSV, Inc.	Incubator	17-Apr-14	348,039
Declara, Inc.	Social Cognitive Learning	17-Apr-14	9,973,479
Earlyshares.com	Equity Crowd Funding	1-May-14	224,999
GSV Sustainability Partners	Clean Technology	15-May-14	371,300
NestGSV, Inc.	Incubator	16-May-14	559,133
Fullbridge, Inc.	Business Education	20-Jun-14	150,001
Circle Media (f.k.a.S3 Digital Corp. (d/b/a S3i) (1)	Sports Analytics	26-Jun-14	90,000
Total Gross Payments			$34,805,499

The following table summarizes the investments we disposed of during the six months ended June 30, 2014.

Portfolio Company	Transaction Date	Shares	Share Price	Net Proceeds
Control4 Corporation	5-Feb-14	6,000	$21.11	$126,655
Control4 Corporation	6-Feb-14	4,000	21.00	83,991
Control4 Corporation	7-Feb-14	30,000	21.55	646,432
Control4 Corporation	10-Feb-14	10,000	21.00	210,008
Control4 Corporation	12-Feb-14	50,000	23.16	1,157,940
Control4 Corporation	12-Feb-14	50,000	24.10	1,205,224
Control4 Corporation	13-Mar-14	10,000	22.80	228,000
Control4 Corporation	18-Mar-14	10,000	23.00	229,989
Control4 Corporation	19-Mar-14	10,000	22.21	222,144
Control4 Corporation	20-Mar-14	10,000	22.33	223,290
Control4 Corporation	21-Mar-14	10,000	22.44	224,420
Control4 Corporation	24-Mar-14	3,700	22.15	81,946
Control4 Corporation	11-Apr-14	10,000	19.58	195,831
Control4 Corporation	11-Apr-14	10,000	20.14	201,439
Control4 Corporation	15-Apr-14	10,000	20.59	205,938
Control4 Corporation	17-Apr-14	10,000	19.82	198,151
Control4 Corporation	23-Apr-14	10,000	18.62	186,200
Control4 Corporation	23-Apr-14	10,000	18.70	186,965
Control4 Corporation	24-Apr-14	10,000	19.29	192,854
Control4 Corporation	28-Apr-14	10,000	19.47	194,690
Control4 Corporation	29-Apr-14	10,000	19.25	192,508
Control4 Corporation	29-Apr-14	10,000	18.94	189,353
Control4 Corporation	11-Jun-14	15,000	18.86	282,903
Control4 Corporation	12-Jun-14	5,100	18.49	94,309
Control4 Corporation	12-Jun-14	7,663	18.71	143,413
Control4 Corporation	20-Jun-14	600	18.47	11,083
Control4 Corporation	20-Jun-14	40,976	18.09	741,182
Control4 Corporation	25-Jun-14	50,000	18.01	900,560
Control4 Corporation	25-Jun-14	46,100	18.09	834,152
Control4 Corporation	25-Jun-14	285,386	18.43	5,258,463
Control4 Corporation	25-Jun-14	24,264	18.08	438,810
Facebook, Inc.	3-Feb-14	25,000	60.02	1,500,599
Facebook, Inc.	5-Feb-14	50,000	61.17	3,058,437
Facebook, Inc.	6-Feb-14	25,000	61.05	1,526,163
Facebook, Inc.	19-Feb-14	25,000	65.05	1,626,232

Portfolio Company	Transaction Date	Shares	Share Price	Net Proceeds
Facebook, Inc.	27-Feb-14	25,000	70.00	1,750,095
Facebook, Inc.	16-Jun-14	25,000	64.11	1,602,665
Violin Memory, Inc.	11-Apr-14	58,862	4.01	235,966
Violin Memory, Inc.	11-Apr-14	1,188,636	3.97	4,719,254
Silver Spring Networks, Inc.	15-Apr-14	28,500	15.37	438,084
Silver Spring Networks, Inc.	17-Apr-14	40,000	15.27	610,902
Silver Spring Networks, Inc.	17-Apr-14	15,400	15.02	231,281
Silver Spring Networks, Inc.	23-Apr-14	9,100	14.28	129,958
Silver Spring Networks, Inc.	23-Apr-14	9,028	14.93	134,759
Total Net Proceeds				$32,853,238

The fair value, as of June 30, 2014, of all of our portfolio investments, excluding U.S. Treasury Bills and Strips, was $367,037,838. We also held $4,194,280 of unrestricted cash and $22,139 restricted cash on June 30, 2014.

Results of Operations

Comparison of the three months ended June 30, 2014 and June 30, 2013

	June 30, 2014 (Unaudited)		June 30, 2013 (Unaudited)
	Total	Per Basic Share(1)	Total	Per Basic Share(1)
Total Investment Income	$97,033	0.01	$15,723	0.00
Interest Income	96,935	0.01	—	—
Dividend income	98	0.00	15,723	0.00
Total Operating Expenses	5,875,551	0.30	2,402,634	0.12
Investment management fees	1,933,663	0.10	1,246,378	0.06
Incentive Fees	844,633	0.04	—	—
Costs incurred under our administration agreement	929,701	0.05	709,885	0.04
Directors’ fees	65,000	0.00	65,000	0.00
Professional fees	402,555	0.02	220,978	0.01
Interest Expense	1,533,971	0.08	—	—
Insurance Expense	60,303	0.00	64,062	0.00
Investor Relations Expense	103,384	0.01	72,943	0.00
Other expenses	22,341	0.00	23,388	0.00
Gain on fair value adjustment for embedded derivative	(20,000)	(0.00)	—	—
Benefit for taxes on net investment loss	2,359,369	0.12	—	—
Net Investment Loss	(3,419,149)	(0.18)	(2,386,911)	(0.12)
Realized Loss on Investments	(7,249,566)	(0.38)	(6,327,632)	(0.33)
Benefit for taxes on Net Realized Capital Losses	2,959,998	0.15	—	—
Change in Unrealized Appreciation on Investments	11,472,725	0.59	12,230,246	0.63
Provision for taxes on Unrealized Appreciation of Investments	(4,684,314)	(0.24)	—	—
Net Increase (Decrease) in Net Assets Resulting From Operations	(920,306)	(0.05)	3,515,703	0.18

(1)	The basic per share figures noted above are based on a weighted-average of 19,320,100 and 19,320,100 shares outstanding for the three months ended June 30, 2014 and June 30, 2013, respectively.

Investment Income

Investment income increased from $15,723 for the three months ended June 30, 2013 to $97,033, for the three months ended June 30, 2014. The increase was primarily due to the addition of several new term loans during the quarter ended June 30, 2014.

Operating Expenses

Total operating expenses increased from $2,402,634 for the three months ended June 30, 2013 to $5,875,551, for the three months ended June 30, 2014. The increase was primarily due to increases in interest expense, incentive fees, and investment management fees. The increases in interest expense resulted from the Convertible Senior Notes and the Credit Facility. These borrowings have enabled us to increase our portfolio and continue to invest in emerging companies. Refer to “Overview” for a further discussion of our investment philosophy. The incentive fees result from the significant appreciation in our portfolio for the three months ended June 30, 2014 relative to the three months ended June 30, 2013. The increased management fees are a result of the growth of our investment portfolio for the three months ended June 30, 2014 relative to the three months ended June 30, 2013.

Net Realized Losses on Investments

Net realized losses on investments increased from $6,327,632 for the three months ended June 30, 2013 to $7,249,566, for the three months ended June 30, 2014. The increase was primarily due to the sales of our shares of Violin Memory, Inc. and Silver Spring Networks, Inc. These losses were partially offset by gains from the sales of our shares in Control4Corporation.

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation of investments decreased from $12,230,246 for the three months ended June 30, 2013 to $11,472,725, for the three months ended June 30, 2014. The following table summarizes the significant changes in unrealized appreciation (depreciation) of the Company’s investment portfolio for the three months ended June 30, 2014 by Portfolio Company.

	June 30, 2014 (Unaudited)			March 31, 2014 (Unaudited)			Change in Unrealized Appreciation (Depreciation)
Portfolio Company	Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Twitter, Inc.	$32,991,111	$77,867,582	$44,876,471	$32,991,111	$80,717,912	$47,726,801	$(2,850,330)
Palantir Technologies, Inc.	21,060,447	41,233,482	20,173,035	21,060,448	42,447,871	21,387,423	(1,214,388)
Dropbox, Inc.	13,656,486	28,156,997	14,500,511	13,656,486	25,068,483	11,411,997	3,088,514
2U, Inc. (f/k/a 2tor, Inc.)	10,032,117	19,293,387	9,261,270	10,031,837	14,856,213	4,824,376	4,436,894
ZocDoc Inc.	5,298,056	7,796,650	2,498,594	5,298,056	5,649,417	351,361	2,147,233
Avenues Global Holdings, LLC	10,151,854	11,258,690	1,106,836	10,151,854	10,220,061	68,207	1,038,629
Silver Spring Networks, Inc.	—	—	—	5,145,271	1,773,247	(3,372,024)	3,372,024
Violin Memory, Inc.	—	—	—	14,820,178	4,989,992	(9,830,186)	9,830,186
Control4 Corporation	—	—	—	5,257,705	12,282,478	7,024,773	(7,024,773)
Totus Solutions, Inc.	6,100,283	1,094,403	(5,005,880)	6,023,973	3,627,332	(2,396,641)	(2,609,239)
Other(1)	272,756,525	269,439,233	(3,317,292)	260,055,782	255,480,515	(4,575,267)	1,257,975
Totals	$372,046,879	$456,140,424	$84,093,545	$384,492,701	$457,113,521	$72,620,820	$11,472,725

(1)	Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) whose individual change in unrealized appreciation (depreciation) was less than $1,000,000 for the three months ended June 30, 2014.

Net Increase (Decrease) in Net Assets

Net increase (decrease) in net assets resulting from operations was $(920,306), and $3,515,703, respectively, for the three months ended June 30, 2014 and June 30, 2013. The decrease was the result of increased operating expenses, and the provision for taxes on unrealized appreciation of investments. These items were partially offset by the benefit for taxes on net investment loss and the benefit for taxes on net realized capital losses.

Comparison of the six months ended June 30, 2014 and June 30, 2013

	June 30, 2014 (Unaudited)		June 30, 2013 (Unaudited)
	Total	Per Basic Share(1)	Total	Per Basic Share(1)
Total Investment Income	$137,848	0.01	$20,258	0.00
Interest Income	109,186	0.01	—	—
Dividend income	28,662	0.00	20,258	0.00
Total Operating Expenses	10,724,094	0.56	4,974,894	0.26
Investment management fees	3,689,859	0.19	2,529,977	0.13
Incentive Fees	1,814,285	0.09	—	—
Costs incurred under our administration agreement	1,838,233	0.10	1,597,869	0.08
Directors’ fees	130,000	0.01	130,250	0.01
Professional fees	859,094	0.04	457,864	0.02
Interest Expense	2,713,696	0.14	—	—
Insurance Expense	120,039	0.01	117,075	0.01
Investor Relations Expense	158,296	0.01	116,505	0.01
Other expenses	40,592	0.00	25,354	0.00
Gain on fair value adjustment for embedded derivative	(640,000)	(0.03)	—	—
Benefit for taxes on net investment loss	4,372,283	0.23	—	—
Net Investment Loss	(6,213,963)	(0.32)	(4,954,636)	(0.26)
Realized Gain (Loss) on Investments	682,179	0.04	(9,674,524)	(0.50)
Provision for taxes on Net Realized Capital Gains	(278,533)	(0.01)	—	—
Change in Unrealized Appreciation on Investments	8,399,046	0.43	10,653,608	0.55
Provision for taxes on Unrealized Appreciation of investments	(3,429,331)	(0.18)	—	—
Net Increase (Decrease) in Net Assets Resulting From Operations	(840,602)	(0.04)	(3,975,552)	(0.21)

(1)	The basic per share figures noted above are based on a weighted-average of 19,320,100 and 19,320,100 shares outstanding for the six months ended June 30, 2014 and June 30, 2013, respectively.

Investment Income

Investment income increased from $20,258 for the six months ended June 30, 2013 to $137,848, for the six months ended June 30, 2014. The increase was primarily due to the addition of several new term loans during the six months ended June 30, 2014.

Operating Expenses

Total operating expenses increased from $4,974,894 for the six months ended June 30, 2013 to $10,724,094, for the six months ended June 30, 2014. The increase was primarily due to increases in interest expense, incentive fees, and investment management fees. The increases in interest expense resulted from the

Convertible Senior Notes and the Credit Facility. These borrowings have enabled us to increase our portfolio and continue to invest in emerging companies. Refer to “Overview” for a further discussion of our investment philosophy. The incentive fees result from the appreciation in our portfolio for the six months ended June 30, 2014 relative to the six months ended June 30, 2013. The increased management fees are a result of the growth in our total assets, which primarily results from the growth of our investment portfolio for the six months ended June 30, 2014 relative to the six months ended June 30, 2013.

Net Realized Gains and (Losses) on Investments

For the six months ended June 30, 2014, we had $682,179 of realized capital gains, which represents a significant increase from the six months ended June 30, 2013, during which we incurred $9,674,524 of realized capital losses. The increase was primarily due to gains from the sales of our shares of Control4 Corporation and Facebook, Inc., which were offset by losses resulting from the sales of Violin Memory, Inc. and Silver Springs Networks, Inc.

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation of investments decreased from $10,653,608 for the six months ended June 30, 2013 to $8,399,046, for the six months ended June 30, 2014. The following table summarizes the significant changes in unrealized appreciation (depreciation) of the Company’s investment portfolio company for the six months ended June 30, 2014 by Portfolio Company.

	June 30, 2014 (Unaudited)			December 31, 2013			Change in Unrealized Appreciation (Depreciation)
Portfolio Company	Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Twitter, Inc.	$32,991,111	$77,867,582	$44,876,471	$32,991,111	$102,822,460	$69,831,349	$(24,954,878)
Palantir Technologies, Inc.	21,060,447	41,233,482	20,173,035	21,060,447	33,838,830	12,778,383	7,394,652
Dropbox, Inc.	13,656,486	28,156,997	14,500,511	13,656,486	15,855,197	2,198,711	12,301,800
2U, Inc. (f/k/a 2tor, Inc.)	10,032,117	19,293,387	9,261,270	10,031,318	11,310,709	1,279,391	7,981,879
SugarCRM, Inc.	8,299,914	11,097,728	2,797,814	8,299,794	9,379,673	1,079,879	1,717,935
ZocDoc Inc.	5,298,056	7,796,650	2,498,594	5,298,056	6,123,024	824,968	1,673,626
Avenues Global Holdings, LLC	10,151,854	11,258,690	1,106,836	10,150,484	10,014,270	(136,214)	1,243,050
Facebook, Inc.	—	—	—	5,236,147	9,563,750	4,327,603	(4,327,603)
Silver Spring Networks, Inc.	—	—	—	5,145,271	2,142,588	(3,002,683)	3,002,683
Violin Memory, Inc.	—	—	—	14,819,618	4,204,068	(10,615,550)	10,615,550
Control4 Corporation	—	—	—	7,010,762	13,300,129	6,289,367	(6,289,367)
Totus Solutions, Inc.	6,100,283	1,094,403	(5,005,880)	6,023,973	3,750,839	(2,273,134)	(2,732,746)
Other(1)	264,456,611	258,341,505	(6,115,106)	150,830,887	143,943,316	(6,887,571)	772,465
Totals	$372,046,879	$456,140,424	$84,093,545	$290,554,354	$366,248,853	$75,694,499	$8,399,046

(1)	Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) whose individual change in unrealized appreciation (depreciation) was less than $1,000,000 for the six months ended June 30, 2014.

Net Decrease in Net Assets

Net decrease in net assets resulting from operations was 840,602, and $3,975,552, respectively, for the six months ended June 30, 2014 and June 30, 2013. This was the result of increased realized capital gains, the benefit for taxes on net investment loss, offset by increased operating expenses, a decrease change in unrealized appreciation of investments and the provision for taxes on unrealized appreciation of investments.

Liquidity and Capital Resources

At June 30, 2014, we had portfolio company investments with costs totaling $282,964,208; U.S. Treasury Strips of $9,082,226, unrestricted cash of $4,194,280, and restricted cash of $22,139. The Company’s portfolio investments are pledged first to secure the payment of both principal and interest on the 2013 Convertible Senior Notes, thereafter the portfolio investments are pledged as collateral to secure any borrowings under the Credit Facility.

On September 17, 2013, we issued $69,000,000 aggregate principal amount of the Convertible Senior Notes (the “Convertible Notes”) (including $9,000,000 aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes). The Convertible Notes bear interest at a fixed rate of 5.25% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 61.5091 shares of our common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $16.26 per share of common stock. The Convertible Notes mature on September 15, 2018, unless previously purchased or converted in accordance with their terms. We do not have the right to redeem the Convertible Notes prior to maturity.

We entered into a Loan and Security Agreement (the “Loan Agreement”), effective December 31, 2013, with Silicon Valley Bank to provide us with a new $18 million credit facility (the “Credit Facility”). Under the Credit Facility, we are permitted to borrow an amount equal to the lesser of $18 million or 20% of our then-current net asset value.

The Credit Facility, among other things, matures on December 31, 2016, and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0%. In addition, a fee of $180,000 per annum (1.0% of the $18 million revolving line of credit) is charged under the Loan Agreement. Under the terms of the Credit Facility, we must repay all outstanding borrowings so that there is at least a 30-day period every twelve months during which we have no balance outstanding.

As of June 30, 2014, we had $15,141,333 in borrowings outstanding under the Credit Facility.

Our primary use of cash is to make investments and to pay our operating expenses. We used substantially all of the proceeds of the offerings to invest in portfolio companies as of June 30, 2014, except for amounts retained for purposes of funding our ongoing expenses. For the six months ended June 30, 2014, cash used in operating activities, consisting primarily of investment activity, was approximately $18.1 million.

Our current policy is to maintain cash reserves and liquid securities in an amount sufficient to pay our operating expenses, including investment management fees and costs incurred under the administration agreement, for approximately two years. For a description of the investment advisory and administration services we receive, see “Related Party Transactions and Certain Relationships”. We incurred $844,633 and $1,814,285 in accrued incentive fees, $1,933,663 and $3,689,859 in investment management fees and $929,701 and $1,838,233 in costs incurred under the administration agreement for three and six months ended June 30, 2014, respectively. We incurred approximately $1,246,378 and $2,529,977 in investment management fees and $709,885 and $1,597,869 in costs incurred under the administration agreement for the three and six months ended June 30, 2013, respectively.

As of June 30, 2014, the fair value of our level 1 portfolio investments, which are not subject to lock-up, was $86,194,438.

As of June 30, 2014, the fair value of our portfolio investments was $367.0 million. Fair value adjustments may include subsequent financing rounds, discounts due to lack of marketability, senior management changes or any other developments that factor into our valuations. The fair value of our investments can be expected to fluctuate in future periods due to changes in our investments and changes in the fair value of the investments. The Company’s portfolio investments are pledged first to secure the payment of both principal and interest on the 2013 Convertible Senior Notes, thereafter the portfolio investments are pledged as collateral to secure any borrowings under the Credit Facility.

Contractual Obligations

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Payable for securities purchased(1)	$72.0	72.0
Convertible Senior Notes	$69.0	$—	$—	$69.0	$—
Credit Facility(2)(3)	18.0	—	18.0	—	—
Total	$159.0	$72.0	$18.0	$69.0	$—

(1)	Payable for securities purchased relates to the purchase of the United States Treasury Bill on margin that settled on June 30, 2014. The payable was subsequently repaid on July 3, 2014 when the United States Treasury Bill matured and the $8.0 million margin deposit which was posted as collateral was returned.
(2)	Total unused amount of the credit facility at June 30, 2014 was $2,858,667.
(3)	The weighted average interest rate incurred under the credit facility was 8.00% for the six months ended June 30, 2014.

Off-Balance Sheet Arrangements

As of June 30, 2014, we had no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices. However, we may employ hedging and other risk management techniques in the future.

Distribution Policy

The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be much less consistent than the dividends of other business development companies that primarily make debt investments. However, if there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

We are currently taxable as a C corporation and subject to federal and state corporation income taxes. We may elect to be treated as a RIC under Subchapter M of the Code, beginning with our 2013 taxable year if the Company is able to satisfy the requirements to be treated as a RIC. However, if we are not certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for our 2013 taxable year, we will not be eligible to elect to be treated as a RIC for our 2013 taxable year. Although we have filed an application with the SEC for this certification, there can be no assurance that we will receive it. If we are unable to qualify as a RIC, we will continue to be taxed as a C corporation under the Code for our 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to obtain this certification. We intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each taxable year. See “Material U.S. Federal Income Tax Considerations.” There is no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions out of assets legally available therefrom in additional shares of our common stock under our dividend reinvestment plan, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions (net of any withholding) automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder, although no cash distribution has been made. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

Borrowings

Convertible senior notes payable

On September 17, 2013, the Company issued $69,000,000 aggregate principal amount of the Convertible Senior Notes (including $9,000,000 aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes). The Convertible Senior Notes bear interest at a fixed rate of 5.25% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014. The Convertible Senior Notes are convertible into shares of our common stock based on an initial conversion rate of 61.5091 shares of our common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $16.26 per share of common stock. The Convertible Senior Notes mature on September 15, 2018, unless previously purchased or converted in accordance with their terms. The Company does not have the right to redeem the Convertible Senior Notes prior to maturity.

The terms of the offering require the Company to place a portion of the proceeds of the offering in an escrow account (the “Interest Escrow”) with U.S. Bank National Association, (the “trustee”) under the indenture pursuant to which the notes are issued. Funds in the escrow account will be invested in government securities and will be used to make the first six scheduled interest payments on the notes, unless the Company elects to make the interest payments from the Company’s available funds. The interest payments on the Convertible Senior Notes will be secured by a pledge of the Company’s interest in the escrow account. In accordance with the Interest Escrow, the Company placed $10,845,236 of government securities in an escrow account with the Trustee. As of June 30, 2014, 1 US Treasury Strip with a cost of $1,790,785 matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. These government securities are shown on the consolidated schedule of investments.

As of June 30, 2014, the principal amount of the Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

The Convertible Senior Notes are the Company’s senior, unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes, equal in right of payment to any future unsecured indebtedness that is not so subordinated to the Convertible Senior Notes, junior (other than to the extent of the interest escrow) to any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally junior to all future indebtedness (including trade payables) incurred by our subsidiaries.

The Convertible Senior Notes contain an interest make-whole payment provision pursuant to which holders who convert their notes prior to September 15, 2016 will receive, in addition to a number of shares of our common stock calculated at the applicable conversion rate for principal amount of notes being converted, the cash proceeds from sale by the escrow agent of the portion of the government securities in the escrow account that are remaining with respect to any of the first six interest payments that have not been made on the notes being converted. Under ASC 815-10-15-74(a), the interest make-whole payment is considered an embedded derivative and is separated from the host contract, the Convertible Senior Notes, and carried at fair value.

Credit Facility

We entered into the Loan Agreement, effective December 31, 2013, with Silicon Valley Bank to provide us with the new $18 million Credit Facility. Under the Credit Facility, we are permitted to borrow an amount equal to the lesser of $18 million or 20% of our then-current net asset value.

The Credit Facility, among other things, matures on December 31, 2016, and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0%. In addition, a fee of $180,000 per annum (1.0% of the $18 million revolving line of credit) is charged under the Loan Agreement. Under the terms of the Credit Facility, we must repay all outstanding borrowings so that there is at least a 30-day period every twelve months during which we have no balance outstanding. Under the Loan Agreement, we have made certain customary representations and warranties and we are required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect.

The Credit Facility is secured by all of our property and assets, except for our assets pledged to secure certain obligations in connection with our issuance, in September 2013, of the Convertible Senior Notes and, as provided for in the Loan Agreement, as may be pledged in connection with any future issuance by us of convertible senior notes on substantially similar terms.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended. In addition, under the Loan Agreement, and as provided for therein, we have agreed not to incur certain additional permitted indebtedness in an aggregate amount exceeding 50% of our then-applicable net asset value.

Share Repurchase Program

GSV Capital’s Board of Directors has authorized a share repurchase program of GSVC stock of up to $10 million over the next 12 months. Under the repurchase program, the Company may repurchase its outstanding common stock in the open market provided that the Company complies with the prohibitions under its Insider Trading policies and procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934.

Related Party Transactions

We entered into an investment advisory agreement with GSV Asset Management (the “Advisory Agreement”) in connection with our initial public offering. Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2.00% of gross assets, and an annual incentive fee equal to the lesser of (i) 20% of GSV Capital’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of GSV Capital’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

GSV Asset Management earned $1,933,663 and $3,689,859 in base management fees and $0 in incentive fees for the three and six months ended June 30, 2014, respectively. For the three and six months ended June 30, 2014, respectively, we accrued incentive fees of $844,633, and $1,814,285, in accordance with the AICPA’s TPA (TIS 6910.2) which considers the hypothetical liquidation value of our investment portfolio as of the measurement date.

GSV Asset Management earned $1,246,378 and $2,529,977 in base management fees and $0 in incentive fees for the three and six months ended June 30, 2013, respectively. For the three and six months ended June 30, 2013, respectively, we accrued incentive fees of $0, and $0, in accordance with the AICPA’s TPA (TIS 6910.2) which considers the hypothetical liquidation value of our investment portfolio as of the measurement date.

As of June 30, 2014, we were owed $35,406 from GSV Capital Service Company, LLC, for the prepayment of overhead expenses as well as California Franchise Board fees. In addition as of June 30, 2014, we owed GSV Asset Management $9,647, which relates to the reimbursement of expenses paid for by GSV Asset Management that were the responsibility of the Company.

As of December 31, 2013, we were owed $3,039 from GSV Capital Service Company, LLC for reimbursement of expenses paid for by us that were the responsibility of GSV Asset Management. In addition as of December 31, 2013, we owed GSV Asset Management $563,978, which relates to the reimbursement of expenses paid for by GSV Asset Management that were the responsibility of the Company.

We entered into an Administration Agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing us with office facilities, equipment, clerical, bookkeeping services and other administrative services, in connection with our initial public offering. We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. There were $929,701 and $1,838,233 in such costs incurred under the Administration Agreement for the three and six months ended June 30, 2014, respectively. There were $709,885 and $1,597,869 in such costs incurred under the Administration Agreement for the three and six months ended June 30, 2013, respectively.

We also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our board of directors is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our board of directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Critical Accounting Policies

Basis of Presentation

The financial statements included herein are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In accordance with Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments.

Valuation of Investments at Fair Value

We carry our investments at fair value, as determined in good faith by our board of directors, in accordance with GAAP. Fair value is the price that one would receive upon selling an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market for the investment or liability. GAAP emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Observable inputs are based on market data obtained from sources independent of the entity and should not be limited to information that is only available to the entity making the fair value determination, or to a small group of users. Observable market inputs should be readily available to participants in that market. In addition, observable market inputs should include a level of transparency that is reliable and verifiable.

GAAP fair value measurement guidance classifies the inputs used to measure these fair values into the following hierarchy:

Level 1.  Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that we have the ability to access.

Level 2.  Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability; and
d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3.  Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

An asset’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Securities that are publicly traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions they are discounted accordingly. Securities that are not publicly traded or for which there are no readily available market quotations are valued at fair value as determined in good faith by our board of directors.

In connection with that determination, portfolio company valuations are prepared using the most currently available data. As appropriate, we obtain updates on each portfolio company’s financial performance, including information such as economic and industry trends, new product development, and other operational issues.

In making our good faith determination of the fair value of investments, we consider valuation methodologies consistent with industry practice, including but not limited to (i) publicly available information regarding the valuation of the securities based on recent sales in comparable transactions of private companies, (ii) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and applicable market multiples of their equity securities and, (iii) an income approach that estimates value based on the expectation of future cash flows that an asset or business will generate.

We engage independent valuation firms to perform valuations of our investments that are not publicly traded or for which there are no readily available market quotations. We also engage independent valuation firms to perform valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades. We consider the independent valuations provided by the valuation firms, among other factors, in making our fair value determinations.

U.S. Federal and State Income Taxes

The Company was taxed as a regular corporation (a “C corporation”) under subchapter C of the Internal Revenue Code of 1986, as amended, for its 2012 taxable year. The Company uses the liability method of accounting for income taxes. Deferred tax assets and liabilities are recorded for tax loss carryforwards and temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. Certain tax attributes may be subject to limitations on timing and usage. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

In September, 2014 we filed our 2013 tax return as a RIC and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as“principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year. See“Material U.S. Federal Income Tax Considerations.'’ In order to qualify as a RIC, among other things, the Company is required to distribute to its stockholders on a timely basis at least 90% of investment company taxable income, as defined by the Code, for each year, and meet certain asset diversification requirements on a quarterly basis. So long as the Company qualifies and maintains its status as a RIC, it generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company. Included in the Company’s consolidated financial statements, the GSVC Holdings are taxable subsidiaries of the RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in the Company’s consolidated financial statements. At the present time, the Company cannot assure you that it will be eligible to elect to be taxed as a RIC for its 2013 taxable year. If it is not treated as a RIC for 2013, the Company will be taxed as a C corporation under the Code for the 2013 taxable year. Until such time as it qualifies and elects to be taxed as a RIC, the Company will provide for income taxes, if any, as a C Corp. The Company intends to elect to be taxed as a RIC for its 2014 taxable year, if management determines that it is in the Company’s best interests to do so.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only when the position has met the “more-likely-than-not” threshold. The Company classifies penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. Although the Company filed its 2013 tax return in September, 2014 as a RIC, it continues to provide for deferred income taxes in its financial statements as if it were a C-Corporation, due to the uncertainties discussed above. The Company is unable to make a reasonably reliable estimate of when, if ever, it will become eligible to be treated as a RIC and thereby release the deferred tax liabilities associated with being a C-Corporation. The Company has identified its major tax jurisdictions as U.S. federal and California.

Recently Adopted Accounting Standards

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013.

The Company does not believe that the adoption of any recently issued accounting standards will have a material impact on its current financial position and results of operations.

Recent Developments

From June 30, 2014 through October 9, 2014, the Company closed on investments for $4,785,996 plus transaction costs as shown in following table:

Portfolio Company	Industry	Transaction Date	Gross Payments
StormWind, LLC	Interactive Learning	3-Jul-14	$999,997
NestGSV, Inc	Incubator	8-Jul-14	1,000
Solexel, Inc.	Solar Power	11-Jul-14	2,999,999
Earlyshares.com	Equity Crowd Funding	18-Jul-14	24,999
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i)	Sports Analytics	29-Aug-14	410,001
GSV Sustainability Partners	Clean Technology	24-Sep-14	350,000
Total Gross Payments			$4,785,996

From June 30, 2014 through October 9, 2014, the Company sold investments for $29,524,296 net of transaction costs as shown in following table:

Portfolio Company	Transaction Date	Shares	Share Price	Net Proceeds
ZocDoc, Inc.	29-Aug	200,000	25.00	5,000,000
ZocDoc, Inc.	29-Aug	111,866	25.00	2,796,650
Palantir Technologies	28-Aug	320,000	5.50	1,759,900
Twitter, Inc.	12-Sep	200,000	51.98	10,397,370
DianRong (fka SinoLending Ltd.)	26-Sep	8,747,476	0.49	4,286,263
Twitter, Inc.	29-Sep	100,000	52.84	5,284,113
Total Net Proceeds				$29,524,296

The Company is presently in the final stages of negotiations with respect to a handful of private company investments that it anticipates entering into within the next 30 to 60 days, subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or the Company. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated. From June 30, 2014 through October 9, 2014, the Company has not made any such escrow deposits.

BUSINESS

GSV Capital

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe are rapidly growing venture capital-backed emerging companies. We acquire our investments through direct investments with prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly-traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management, and GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is premised on a disciplined approach of identifying potentially high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Venture capital funds or other financial or strategic sponsors have invested in the vast majority of the companies that our investment adviser evaluates.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component.

About GSV Asset Management

Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” GSV Asset Management is led by Michael T. Moe, our president, chief executive officer and chairman of our Board of Directors. Mr. Moe is assisted by William F. Tanona, our chief financial officer, treasurer and corporate secretary and Mark W. Flynn, our president, whom we refer to collectively as GSV Asset Management’s senior investment professionals. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging private companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities.

We believe we benefit from the ability of our investment adviser’s senior investment professionals and Board of advisers (the “Advisory Board”) to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. See “Portfolio Management — Advisory Board to GSV Asset Management.” Our investment adviser’s senior investment professionals and Advisory Board members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.

We pay GSV Asset Management a fee for its services under an investment advisory agreement (the “Investment Advisory Agreement”) consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” The terms for calculating the management fee create an incentive for our investment adviser to utilize leverage because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our Board of Directors before we incur any future indebtedness. We have obtained approval from our Board of Directors to issue the notes.

Investment Opportunity

We believe that society is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. For example, the growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased dramatically in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. Similarly, the advent of education technology, and insights with respect to how, and what, people learn, are also disrupting the traditional educational sector. These factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.

At the same time, we believe that the initial public offering, or “IPO,” markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for private and smaller companies and investor demand for a longer history of revenue and earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations such as those imposed by the Sarbanes-Oxley Act of 2002 have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were during the 1990’s, with prospective public companies taking longer to come to market. For example, from 1991 – 2000, there were 4,361 IPOs in the United States, of which 1,701 were venture-capital backed. From 2011 – 2013, there were 401 IPOs, of which 198 were venture-capital backed.

Investment Strategy

We seek to maintain our portfolio of potentially high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Identify high quality growth companies. Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social mobile, cloud computing and big data, internet commerce, sustainability and education technology as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four Ps”:

•	People — Organizations led by strong management teams with in-depth operational focus
•	Product — Differentiated and disruptive products with leading market positioning
•	Potential — Large addressable markets
•	Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.

•	Acquire positions in targeted investments. We seek to add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Direct equity investments.  We also seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases.  We also utilize private secondary marketplaces as a means to acquire equity and equity-related interests in privately-held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that our investment professionals’ reputation within the industry and history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

•	Create access to a varied investment portfolio. We seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Competitive Advantages

We believe that we will benefit from the following competitive advantages in executing our investment strategy:

•	Experienced team of investment professionals. Our investment adviser’s senior investment professionals, its Advisory Board and our Board of Directors have significant experience researching and investing in the types of potentially rapidly growing venture capital-backed emerging companies we are targeting for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.
•	Disciplined and repeatable investment process. We have established a disciplined and repeatable process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors. Following this process, we have completed investments in the 50 companies in our portfolio as of June 30, 2014.
•	Deep relationships with significant credibility to source and complete transactions. GSV Asset Management and its senior investment professionals are strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s Advisory Board members and our Board of Directors have also developed strong relationships in the financial, investing and technology-related sectors.
•	Source of permanent investing capital. As a publicly-traded corporation, we have access to a source of permanent equity capital which we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.
•	Early mover advantage. We believe we are one of the few publicly traded business development companies with a specific focus on investing in potentially rapidly growing venture capital-backed emerging companies. Moreover, we believe we are one of the only ones to focus on acquiring shares in secondary transactions as a key component of our strategy. Despite our limited track record, the transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged a number of relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will potentially enable us to complete equity transactions in desirable private companies at attractive valuations.

Operating and Regulatory Structure

GSV Capital was formed as a Maryland corporation that is an externally managed, non-diversified closed-end management investment company. We completed our initial public offering in May 2011 and have elected to be treated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” We were taxed as a regular corporation (a “C corporation”) under subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”) for our 2012 taxable year. In September, 2014 we filed our 2013 tax return as a RIC and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by GSV Asset Management and supervised by our Board of Directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred.

Investment Process

Concentrated Technology-related Focus

During the course of over two decades of researching and investing in non-public companies, we have identified five areas from which we expect to see significant numbers of high-growth companies emerge: new media, communication, alternative energy, education technology, and the consumerization of information technology. These broad markets have the potential to produce disruptive technologies, reach a large addressable market and provide significant commercial opportunities. Within these areas we have identified broad trends that could create significant positive effects on growth such as globalization, consolidation, branding, convergence and network effects. From within these broad technology themes, we have selected five sub-segments in which we target companies for investment: social mobile, cloud computing and big data, internet commerce, sustainability and education technology. We remain focused on selecting market leaders within the sub-segments we have identified, while continuing to review our pipeline to ensure we are tracking the next phase of leaders.

Investment Targeting and Screening

We identify prospective portfolio companies through an extensive network of relationships developed by our investment professionals, supplemented by the knowledge and relationships of our investment adviser’s Advisory Board and our Board of Directors. Investment opportunities that fall within our identified themes are validated against the observed behavior of leading venture capitalists and through our own internal and external research. We evaluate potential portfolio companies across a spectrum of criteria, including “the four Ps”, industry positioning and leadership, stage of growth, and several other factors that collectively characterize our proprietary investment process. We typically seek to invest approximately 90% of our portfolio in well-established, late stage companies and the remaining approximately 10% in emerging companies that fit within our targeted areas, where we see the potential for higher returns from early investment. Based on our initial screening, we identify a select set of companies which we evaluate in greater depth.

Research and Due Diligence Process

Once we identify those companies that we believe warrant more in-depth analysis, we focus on their revenue growth, revenue quality and sustainability and earnings growth, as well as other metrics that may be strongly correlated with higher valuations. We also focus on the company’s management team and any significant financial sponsor, the current business model, competitive positioning, regulatory and legal issues, the quality of any intellectual property and other investment-specific due diligence. Each prospective portfolio company that passes our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we review and update these companies on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or with a selling stockholder or by direct equity investment. We access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We utilize a combination of each of these sources to help us set a target value for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we select investments for inclusion in our portfolio based on their relative qualitative ranking, fundamentals and valuation. We seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally choose to pursue specific investments based on the availability of shares and valuation expectations. We utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

Transaction Execution

We enter into purchase agreements for each of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements we enter into for secondary transactions typically require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we are may be required to deposit the purchase price into escrow upon signing with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain Board positions, Board observation rights and/or information rights from that portfolio company in connection with our equity investment. We regularly monitor our portfolio for compliance with the diversification requirements for purposes of maintaining our status as a 1940 Act business development company and a RIC for tax purposes.

Portfolio Overview

At June 30, 2014, our portfolio was invested approximately 53.6% in common shares, 46.1% in preferred shares, 0.1% in loans and 0.2% in equity warrants. Such percentages are not inclusive of our holdings in money market funds or U.S. Treasury Strips.

Our ten largest portfolio company investments at June 30, 2014, based on the combined fair value of the securities we hold in each portfolio company, were as follows:

		As of June 30, 2014
Portfolio Company	Industry	Cost	Fair Value(1)	% of Net Asset Value
Twitter, Inc.	Social Communication	$32,991,111	$77,867,582	27.12%
Palantir Technologies, Inc.	Cyber Security	21,060,447	41,233,482	14.36
Dropbox, Inc.	Online Storage	13,656,486	28,156,997	9.81
2U, Inc. (f/k/a 2tor, Inc.)	Online Education	10,032,117	19,293,387	6.72
Coursera, Inc.	Online Education	14,519,443	14,515,149	5.06
Avenues Global Holdings, LLC	Globally-focused Private School	10,151,854	11,258,690	3.92
SugarCRM, Inc.	Customer Relationship Manager	8,299,914	11,097,728	3.87
Solexel, Inc.	Solar Power	11,017,801	11,000,012	3.83
PayNearMe, Inc.	Cash Payment Network	10,000,000	10,000,000	3.48
Declara, Inc.	Social Cognitive Learning	9,999,999	9,999,999	3.48
Total		$141,729,172	$234,423,026	81.65%

(1)	Whittle Schools, LLC is a derivative investment with economics linked to Avenues Global Holdings LLC.

Set forth below are descriptions of the ten largest portfolio investments as of June 30, 2014:

Twitter, Inc.

Twitter, Inc. is a social networking company. Twitter, Inc. is a real-time information network that allows users to send and receive information.

Palantir Technologies, Inc.

Palantir Technologies, Inc. solves critical intelligence and security issues for government agencies, banks, and large institutions.

Dropbox, Inc.

Dropbox, Inc. is a provider of cloud storage that enables users to store and share files across the internet.

2U, Inc. (f/k/a 2tor, Inc.)

2U, Inc. (f/k/a 2tor, Inc.), partners with universities, providing technology solutions to manage students from recruitment to post-graduation job placement, as well as develop and deliver curriculum in a virtual environment.

Coursera, Inc.

Coursera, Inc. is an education company that partners with the top universities and organizations in the world to offer courses online for anyone to take, for free.

Avenues Global Holdings LLC

Avenues Global Holdings LLC, is a private pre-K through 12th grade school that aspires to ultimately become a single school with multiple integrated global campuses, raising the global standard for top-tier private schools.

SugarCRM, Inc.

SugarCRM, Inc. is an affordable and easy-to-use customer relationship management (CRM) platform, designed to help businesses communicate with prospects, share sales information, close deals, and keep customers happy.

Solexel, Inc.

Solexel, Inc. is developing high-efficiency, low-cost, crystalline silicon solar cells and modules for photovoltaic electricity generation.

PayNearMe, Inc.

PayNearMe, Inc. is a cash transaction network that makes it easy for payees to accept cash paymentsquickly and easily through any of 17,000 participating 7-Eleven, Family Dollar, and ACE Cash Express stores nationwide.

Declara, Inc.

Declara, Inc. is an intelligent learning platform that combines social sharing, learning paths, personalized content discovery, and feedback and efficacy analytics to deliver learning results.

Managerial Assistance

As a business development company, we are required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their Board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Competition

Our primary competitors include specialty finance companies including late stage venture capital funds, private equity funds, other crossover funds, public funds investing in private companies and business development companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure.”

Employees

While we have executive officers, they receive no direct compensation from us, and we have no direct employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse GSV Capital Service Company for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and other staff providing administration services. See “Investment Advisory Agreement.”

Properties

Our principal office is located at 2925 Woodside Road, Woodside, California, in the offices of GSV Capital Service Company. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by GSV Capital Service Company. Our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2014 for each portfolio company in which we had an investment. The general terms of our investments are described in “Business — Investment Process.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance we may provide upon request and the Board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act, other than as indicated in the table below. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Industry	Investment	% of Class Held(1)	Number of Shares Held	Cost(2)	Fair Value(3)
Twitter, Inc. (San Francisco, CA)	Social Communication	Common shares	*%	1,900,600	$32,991,111	$77,867,582
Palantir Technologies, Inc. (Palo Alto, CA)	Cyber Security	Common shares, Class A	*	7,145,690	20,051,479	39,301,295
Palantir Technologies, Inc. (Palo Alto, CA)	Cyber Security	Preferred shares, Series G	*	326,797	1,008,968	1,932,187
Dropbox, Inc. (San Francisco, CA)	Online Storage	Common share	*	760,000	8,641,153	16,304,416
Dropbox, Inc. (San Francisco, CA)	Online Storage	Preferred shares, Series A-1	*	552,486	5,015,333	11,852,581
2U, Inc. (f/k/a 2tor, Inc.) (Landover, MD)	Online Education	Common shares	2.75	1,319,233	10,032,117	19,293,387
Coursera, Inc. (Mountain View, CA)	Online Education	Preferred shares, Series B	4.65	2,961,399	14,519,443	14,515,149
Avenues Global Holdings LLC (New York, NY)	Globally-focused Private School	Junior Preferred shares	4.20	10,014,270	10,151,854	11,258,690
SugarCRM, Inc. (Cupertino, CA)	Customer Relationship Manager	Common shares	3.98	1,899,799	6,799,392	8,985,863
SugarCRM, Inc. (Cupertino, CA)	Customer Relationship Manager	Preferred shares, Series E	3.98	373,134	1,500,522	2,111,865
Solexel, Inc. (Milpitas, CA)	Solar Power	Preferred shares, Series C	3.19	5,034,324	11,017,801	11,000,012
PayNearMe, Inc. (Sunnyvale, CA)	Cash Payment Network	Preferred shares, Series E	6.80	3,914,535	10,000,000	10,000,000
Declara, Inc. (Palo Alto, CA)	Social Cognitive Learning	Preferred shares, Series A	8.48	5,358,195	9,999,999	9,999,999
JAMF Holdings, Inc. (Minneapolis, MN)	Mobile Device Management	Preferred shares, Series B	4.53	73,440	9,999,928	9,999,917
Curious.com Inc. (Menlo Park, CA)	Online Education	Preferred shares, Series B	14.29	2,839,861	10,000,003	9,998,157
Chegg, Inc. (Santa Clara, CA)	Textbook Rental	Common shares	1.44	1,182,792	14,022,863	8,326,856
ZocDoc Inc. (New York, NY)	Online Medical Scheduling	Preferred shares, Series A	*	200,000	3,563,178	5,000,000
ZocDoc Inc. (New York, NY)	Online Medical Scheduling	Common shares	*	111,866	1,734,878	2,796,650
StormWind, LLC (Scottsdale, AZ)	Interactive Learning	Preferred shares, Series B	31.74	3,279,629	2,019,687	4,066,740
StormWind, LLC (Scottsdale, AZ)	Interactive Learning	Preferred shares, Series C	31.74	2,132,824	3,000,030	3,012,802
StormWind, LLC (Scottsdale, AZ)	Interactive Learning	Preferred shares, Series A	31.74	366,666	110,000	196,166
StormWind, LLC (Scottsdale, AZ)	Interactive Learning	Preferred Unit Warrants $1.55 strike price, expire 7/6/14	31.74	568,753	—	34,125

StormWind, LLC (Scottsdale, AZ)	Interactive Learning	Preferred Unit Warrants $1.76 strike price, expire 1/6/15	31.74	646,310	—	—
General Assembly Space, Inc. (New York, NY)	Online Education	Common shares	3.49	133,213	2,999,983	2,999,977
General Assembly Space, Inc. (New York, NY)	Online Education	Preferred shares, Series C	3.49	126,552	2,999,978	3,035,279
Fullbridge, Inc (Cambridge, MA)	Business Education	Preferred shares, Series C	18.45	1,728,724	3,193,444	2,823,871
Fullbridge, Inc (Cambridge, MA)	Business Education	Preferred shares, Series D	18.45	1,655,167	2,956,022	3,111,714
Fullbridge, Inc (Cambridge, MA)	Business Education	Common warrants, $0.91 strike price, expire 3/22/2020	18.45	714,286	85,779	—
Fullbridge, Inc (Cambridge, MA)	Business Education	$0.91 strike price, expire 12/11/2018	18.45	82,418	9,799	—
Fullbridge, Inc (Cambridge, MA)	Business Education	$0.91 strike price, expire 12/11/2018	18.45	412,088	50,970	—
Fullbridge, Inc (Cambridge, MA)	Business Education	$0.91 strike price, expire 5/16/2019	18.45	192,308	23,244	—
Fullbridge, Inc (Cambridge, MA)	Business Education	$0.91 strike price, expire 3/22/2020	18.45	186,170	67,021	—
Fullbridge, Inc (Cambridge, MA)	Business Education	$0.91 strike price, expire 10/09/2018	18.45	82,418	9,901	—
Knewton (New York, NY)	Online Education	Preferred shares, Series E	1.26	375,985	4,999,999	5,000,300
Lyft, Inc. (San Fransico, CA)	Peer to Peer Ridesharing	Preferred shares, Series D	*	493,490	5,003,631	4,999,054
Spotify Technology S.A. (Stockholm, Sweden)	Music Streaming Service	Common shares	*	3,658	3,598,472	4,814,292
Global Education Learning (Holdings) Ltd. (Hong Kong)	Education Technology	Preferred shares, Series A	19.14	2,126,475	4,335,671	4,600,727
Whittle Schools, LLC (New York, NY)	Globally-focused Private School	Preferred shares, Series B	17.00	3,000,000	3,000,000	3,000,000
Whittle Schools, LLC (New York, NY)	Globally-focused Private School	Common shares	17.00	229	1,577,097	1,500,000
Bloom Energy Corporation (Sunnyvale, CA)	Fuel Cell Energy	Common shares	*	201,589	3,855,601	4,470,054
Gilt Groupe, Inc. (New York, NY)	e-Commerce Flash Sales	Common shares	*	248,600	6,594,433	4,338,580
Dataminr, Inc. (New York, NY)	Social Media Analytics	Preferred shares, Series B	3.39	904,977	2,063,356	3,040,723
Dataminr, Inc. (New York, NY)	Social Media Analytics	Preferred shares, Series C	3.39	301,369	1,100,912	1,144,627
Parchment, Inc. (Scottsdale, AZ)	E-Transcript Exchange	Preferred shares, Series D	4.07	3,200,512	4,000,862	4,020,940
Ozy Media, Inc. (Mountain View, CA)	Daily News and Information Site	Preferred shares, Series A	9.58	1,090,909	3,000,200	3,000,000
Ozy Media, Inc. (Mountain View, CA)	Daily News and Information Site	Preferred shares, Series Seed	9.58	500,000	500,000	865,000
Learnist Inc, (f/k/a Grockit, Inc.) (San Francisco, CA)	Online Test Preparation	Preferred shares, Series D	7.43	2,728,252	2,005,945	2,073,472
Learnist Inc, (f/k/a Grockit, Inc.) (San Francisco, CA)	Online Test Platform	Preferred shares, Series E	7.43	1,731,501	1,503,670	1,499,999
NestGSV, Inc. (Redwood City, CA)	Incubator	Preferred shares, Series C	32.80	1,561,625	2,005,730	2,082,161

NestGSV, Inc. (Redwood City, CA)	Incubator	Preferred shares, Series A	32.80	1,000,000	1,021,778	806,000
NestGSV, Inc. (Redwood City, CA)	Incubator	Preferred shares, Series B	32.80	450,000	605,500	443,700
NestGSV, Inc. (Redwood City, CA)	Incubator	Preferred warrants, Series C – $1.33 strike price, expire 4/9/2019	32.80	187,500	—	54,375
CUX, Inc. (d/b/a CorpU) (San Francisco, CA)	Corporate Education	Convertible preferred shares, Series C	9.59	615,763	2,006,077	2,484,026
CUX, Inc. (d/b/a CorpU) (San Francisco, CA)	Corporate Education	Convertible preferred shares, Series D	9.59	169,033	778,607	801,563
CUX, Inc. (d/b/a CorpU) (San Francisco, CA)	Corporate Education	Preferred warrants, $4.59 strike price, expire 02/25/2018	9.59	16,903	—	18,424
TrueCar, Inc. (Santa Monica, CA)	Online Marketplace	Common shares	*	251,572	2,015,023	3,067,543
SharesPost, Inc. (San Bruno, CA)	Online Marketplace Finance	Preferred shares, Series B	3.59	1,771,653	2,259,717	2,232,283
SharesPost, Inc. (San Bruno, CA)	Online Marketplace Finance	Common warrants, $0.13 strike price, expire 6/15/2018	3.59	770,934	23,128	192,734
DreamBox Learning, Inc. (Bellevue, WA)	Education Technology	Preferred shares, Series A-1	3.42	7,159,221	1,502,362	1,584,894
DreamBox Learning, Inc. (Bellevue, WA)	Education Technology	Preferred shares, Series A	3.42	3,579,610	758,017	792,447
Maven Research, Inc. (San Francisco, CA)	Knowledge Networks	Preferred shares, Series C	16.29	318,979	2,000,447	1,999,998
Maven Research, Inc. (San Francisco, CA)	Knowledge Networks	Preferred shares, Series B	16.29	49,505	217,206	249,703
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i) (New York, NY)	Sports Analytics	Preferred shares, Class A1	17.59	1,110,639	1,079,058	1,295,005
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i) (New York, NY)	Sports Analytics	Term Loan, 12%, 09/30/15	17.59	272,500	283,901	272,500
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i) (New York, NY)	Sports Analytics	Preferred warrants, $1.166 strike price, expire 09/30/2020	17.59	500,000	31,354	185,000
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i) (New York, NY)	Sports Analytics	Preferred warrants, $1.00 strike price, expire 11/21/2017	17.59	160,806	—	69,147
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i) (New York, NY)	Sports Analytics	Preferred warrants, $1.16 strike price, expire 6/21/2021	17.59	38,594	—	14,280
Dailybreak, Inc. (Boston, MA)	Social Advertising	Preferred shares, Series A-1	14.88	1,878,129	2,430,950	1,070,534
Dailybreak, Inc. (Boston, MA)	Social Advertising	Preferred shares, Series A-2	14.88	347,666	451,236	415,618
Totus Solutions, Inc. (Carrollton, TX)	LED Lighting	Preferred shares, Series B	20.56	11,111,110	1,000,000	1,000,400
Totus Solutions, Inc. (Carrollton, TX)	LED Lighting	Convertible Promissory Note 6%, expire, 4/01/2016	20.56	76,110	76,110	76,110
Totus Solutions, Inc. (Carrollton, TX)	LED Lighting	Preferred shares, Series A	20.56	8,692,652	2,183,582	17,893

Totus Solutions, Inc. (Carrollton, TX)	LED Lighting	Common shares	20.56	11,307,348	2,840,591	—
AlwaysOn, Inc. (Woodside, CA)	Social Media	Preferred shares, Series A-1	27.86	4,465,925	876,023	850,000
AlwaysOn, Inc. (Woodside, CA)	Social Media	Preferred shares, Series A	27.86	1,141,626	1,027,391	203,011
AlwaysOn, Inc. (Woodside, CA)	Social Media	Preferred warrants Series A-1, $0.19 strike price, expire 12/31/2014	27.86	1,313,508	—	26,270
AlwaysOn, Inc. (Woodside, CA)	Social Media	Preferred warrants Series A, $1.00 strike price, expire 1/9/2017	27.86	109,375	—	—
Strategic Data Command, LLC (Sunnyvale, CA)	Software Development	Common shares	6.36	800,000	1,001,650	1,000,000
AliphCom, Inc. (d/b/a Jawbone) (San Francisco, CA)	Smart Device Company	Common shares	*	150,000	793,152	900,000
DianRong (fka SinoLending Ltd.) (Shanghai, China)	Chinese P2P Lending	Preferred shares, Class A	4.41	6,414,368	503,235	577,293
DianRong (fka SinoLending Ltd.) (Shanghai, China)	Chinese P2P Lending	Preferred shares, Class B	4.41	2,333,108	250,491	250,000
Cricket Media (fka ePals Inc.)	Online Education	Common shares	13.33	33,333,333	2,446,284	825,000
GSV Sustainability Partners (Woodside, CA)	Clean Technology	Preferred shares, Class A	92.47	1,250,000	625,000	625,000
GSV Sustainability Partners (Woodside, CA)	Clean Technology	Common shares	92.47	100,000	10,000	10,000
The rSmart Group, Inc. (Scottsdale, AZ)	Higher Education Learning Platform	Preferred shares, Series B	6.26	1,201,923	1,267,240	580,386
EdSurge, Inc. (Burlingame, CA)	Education Media Platform	Preferred shares, Series A	5.29	494,365	500,801	503,356
NewZoom, Inc. (San Francisco, CA)	Retail Machines	Preferred shares, Series A	*	1,250,000	260,476	336,408
Neuron Fuel, Inc. (San Jose, CA)	Computer Software	Preferred shares, Series AAI	1.21	250,000	262,530	287,082
4C Insights (f.k.a The Echo Systems Corp.) (Chicago, IL)	Social Data Platform	Preferred shares, Series A	3.10	512,365	1,436,404	245,423
Earlyshares.com (Miami, FL)	Equity Crowd Funding	Preferred shares, Series A	1.74	149,144	234,159	224,999
Odesk Corporation (Redwood City, CA)	Online Workplace Platform	Common shares	*	30,000	183,269	174,223

*	Percentage of class held represents less than 1.00% of fully diluted shares outstanding.
(1)	Percentage of class held represents the percentage of fully diluted shares outstanding. Information regarding percentage of class held is based on information available to us with respect to the capitalization and capital structure of the company. There can be no assurance that such information is complete or accurate.
(2)	Amounts include transaction fees and costs.
(3)	Fair value was determined in good faith by our Board of Directors as of June 30, 2014.

From June 30, 2014 through October 9, 2014, we closed on investments of $4,785,966, plus transaction costs in 6 portfolio investments. From June 30, 2014 through October 9, 2014, the Company sold investments for $29,524,296 net of transaction costs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments” for more information about these investments. Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of the fair value of our investment portfolio as of June 30, 2014.

Twitter, Inc.

Twitter, Inc. is a social networking company. Twitter, Inc. is a real-time information network that allows users to send and receive information.

Palantir Technologies, Inc.

Palantir Technologies, Inc. solves critical intelligence and security issues for government agencies, banks, and large institutions.

Dropbox, Inc.

Dropbox, Inc. is a provider of cloud storage that enables users to store and share files across the internet.

2U, Inc. (f/k/a 2tor, Inc.)

2U, Inc. (f/k/a 2tor, Inc.), partners with universities, providing technology solutions to manage students from recruitment to post-graduation job placement, as well as develop and deliver curriculum in a virtual environment.

Coursera, Inc.

Coursera, Inc. is an education company that partners with the top universities and organizations in the world to offer courses online for anyone to take, for free.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of seven members, four of whom are not “interested persons” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee, a nominating and corporate governance committee and a valuation committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Michael T. Moe	51	Chief Executive Officer and Chairman of the Board of Directors	2010	2015
Mark W. Flynn	58	President and Director	2011	2015
Mark D. Klein	52	Director	2011	2017
Independent Directors
Leonard A. Potter	52	Director	2011	2016
R. David Spreng	52	Director	2011	2017
William V. Campbell	73	Director	2012	2016
Catherine J. Friedman	53	Director	2013	2016

The address for each of our directors is 2925 Woodside Road, Woodside, California 94062.

Executive Officers Who Are Not Directors

Name	Age	Position	Executive Officer Since
William F. Tanona	40	Chief Financial Officer, Treasurer and Corporate Secretary	2014
Carl M. Rizzo	62	Chief Compliance Officer	2014

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Moe is an “interested person” of GSV Capital as defined in the 1940 Act due to his position and Chief Executive Officer of GSV Capital and as a principal of and Chief Investment Officer for GSV Asset Management. Mr. Klein is an “interested person” of GSV Capital as defined in the 1940 Act due to his financial relationship as a consultant for GSV Asset Management. Mr. Flynn is an “interested person” of GSV Capital as defined in the 1940 Act due to his positions as President of GSV Capital and Co-Managing Partner of GSV Asset Management.

Michael T. Moe has served as our Chief Executive Officer and Chairman of our Board of Directors since 2010 and is primarily responsible for overall investment strategies and portfolio management. Mr. Moe served as our President from 2010 to 2014. In addition, Mr. Moe has served as Co-Founder, Chief Executive Officer and Chief Investment Officer of GSV Asset Management since 2010. Mr. Moe previously co-founded and served as Chairman and Chief Executive Officer of ThinkEquity Partners, an investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies, from 2001 to 2008. Prior to founding ThinkEquity, Mr. Moe served as head of Global Growth Research at Merrill Lynch from 1998 to 2001, and before that served as head of Growth Research and Strategy at Montgomery Securities from 1995 to 1998. In 2006, Mr. Moe published his critically acclaimed book Finding the Next Starbucks: How to Identify and Invest in the Hot Stocks of Tomorrow (Penguin/Portfolio Books, 2006). Mr. Moe is currently a member of the board of directors of SharesPost, a private secondary market, ePals, the world’s largest K-12 social learning network, and 2U Inc., a leading provider of educational cloud-based software-as-a-service solution. He is also a member of the advisory board of Institutional Venture Partners (IVP). Mr. Moe earned his BA in Political Science and Economics at the University of Minnesota and is a CFA charter holder. Our Board of Directors has concluded that Mr. Moe’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters, and that therefore he is qualified to serve as a member of our Board of Directors.

Mark D. Klein has served as a member of our Board of Directors since 2011. Mr. Klein also served as a director of New University Holdings Corp., (“NUH”) a capital pool company listed on the TSX Venture Exchange, since its inception in 2010 through August 2011, when NUH merged with ePals, Inc., the world’s largest K-12 learning network provider. In addition, from April 2010 until May 2011, Mr. Klein served as the Chief Executive Officer, President and a Director of 57th Street General Acquisition Corp, a special purpose acquisition company, until it completed a merger with Crumbs Bake Shop. Mr. Klein continues to serve as a Director of Crumbs. Between 2007 and 2009, Mr. Klein served as the Chief Executive Officer, President and a Director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company he helped form in 2007, and which completed a merger with Great American Group LLC. Mr. Klein continues to serve on the Board of Directors of Great American Group. From 2007 until 2008, Mr. Klein served as the Chief Executive Officer of Hanover Group US LLC, an indirect US subsidiary of the Hanover Group. Prior to joining Hanover in 2007, Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc. From March 2005 to September 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Mr. Klein has been a registered representative at Ladenburg Thalmann & Co. Inc. since 2005, and a portfolio manager of the LTAM Titan Fund, a fund of funds hedge fund, since 2004. Mr. Klein is also a Managing Member and Majority Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Mr. Klein also maintains registration with the Klein Group, LLC as a registered representative and Principal. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management Degree, and also received a Bachelor’s of Business Administration Degree with high distinction from Emory University. Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly-traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Mark W. Flynn has served as a member of our Board of Directors since 2011 and has served as Co-Managing Partner of GSV Asset Management since 2013 and President of GSV Capital since 2014. Mr. Flynn has managed Trilogy Capital Partners (“Trilogy”), a Menlo Park, California based private investment firm, since its formation in 1997. Prior to forming Trilogy, Mr. Flynn worked in various capacities in the investment banking groups at Salomon Brothers and Volpe, Brown & Whelan. During his investment-banking career Mr. Flynn primarily worked with technology and health care companies. At Salomon Brothers, he was responsible for the Global Software and Internet investment banking activities. Previously Mr. Flynn worked for Arthur Young and Company in the High Technology practice. Mr. Flynn previously served as a regent at St. John’s University and as Chairman of The Preserve Company. He was also a member of the Board of Directors of the DAPER Fund at Stanford University as well as a number of privately held companies. He is a graduate of Saint John’s University in Collegeville, Minnesota and received an MBA from Harvard Business School. Our Board of Directors has concluded that Mr. Flynn’s extensive familiarity with the financial and investment management industries and experience evaluating technology-related companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Independent Directors

The following directors are not “interested persons” of GSV Capital, as defined in the 1940 Act.

Leonard A. Potter has served as a member of our Board of Directors since 2011. Mr. Potter is currently the President of a private family investment office. From August 2009 through August 2011, Mr. Potter served as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. From December 2002 through July 2009, Mr. Potter was a Managing Director — Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM in 2002, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter is currently a member of the Board of Directors of Solar Senior Capital, Ltd. (“SUNS”), Solar Capital Ltd. (“SLRC”) and GSV Capital, each a business development company, and 57th Street General Acquisition Corp., the owner of Crumbs Holdings LLC (“CRMB”), and has previously served as a Board member of several other public companies. He also serves on the Boards of three private companies, including Hilton Worldwide. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law. Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

R. David Spreng has served as a member of our Board of Directors since 2011. Mr. Spreng is the founder and has served as Managing General Partner of Crescendo Ventures, a venture capital firm, since its formation in 1998. Mr. Spreng has been active in the formation and development of nearly 50 technology companies, 17 of which have completed initial public offerings. Mr. Spreng has been a participant and a panelist at the World Economic Forum’s annual meeting in Davos, Switzerland, and is a member of the World Economic Forum’s Technology Pioneers selection committee and on the World Economic Forum’s Steering Committee for Entrepreneurship and Successful Growth Strategies. Mr. Spreng also presently sits on the Advisory Board of the Silicon Valley Executive Network, is a member of the Silicon Valley Leadership Group and previously served as a member of the Board of, and Chairman of the Government Affairs Committee of, the National Venture Capital Association (NVCA). Mr. Spreng currently serves on the Board of Directors of a number of private technology-focused companies. In addition, Mr. Spreng previously served on the Board of Directors of Compellent Technologies, a publicly-traded provider of enterprise-class network solutions, from 2006 to 2011, prior to its acquisition by Dell. Mr. Spreng has previously been named as a defendant in several cases arising out of his service as a member of the Board of Directors of three public companies. Mr. Spreng is a graduate, with distinction, of the University of Minnesota. Our Board of Directors has concluded that Mr. Spreng’s extensive familiarity with the venture capital industry and experience as a director of other publicly traded companies, provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

William V. Campbell has served as a member of our Board of Directors since 2012. Mr. Campbell has served as Chairman of the Board of Directors of Intuit Inc. since 1998 and has served on the Board of Directors of Apple Inc. since 1997. Mr. Campbell previously served as Intuit's president and CEO from 1994 to 1998 and as CEO from 1999 until 2000. Mr. Campbell is also the Chair of the Board of Trustees of Columbia University and a director of The National Football Foundation & College Hall of Fame, Inc. Mr. Campbell has a bachelor’s degree in economics and a Master of Science from Columbia University. Our Board of Directors has concluded that Mr. Campbell brings extensive qualifications and acumen to the Board as a result of his executive leadership experience, including his service as a Chairman of a public company, along with extensive financial expertise and technological and industry experience, and that therefore he is qualified to serve as a member of our Board of Directors.

Catherine J. Friedman has served as a member of our Board of Directors since 2013. Ms. Friedman has served as an independent consultant serving public and private growth companies since 2006. Prior to that, Ms. Friedman held the position of Managing Director at Morgan Stanley from 1997 to 2006 and Head of West Coast Healthcare and Co-Head of the Biotechnology Practice at Morgan Stanley from 1993 to 2006. Ms. Friedman has served on the Board of Directors of XenoPort Inc., a publicly traded biopharmaceutical company, since 2007 and also serves on its Audit and Governance Committees. Ms. Friedman joined the Board of Enteromedics, a publicly traded medical device company in 2007 and also serves as the Chair of its Audit Committee. She has been a Board member of the Boys and Girls Club of the Peninsula for seven years, where she serves on the Executive and Program committees. Ms. Friedman is a member of the Board of Trustees for Sacred Heart Schools in Atherton. She has a B.A. from Harvard University and received an MBA from the University of Virginia’s Darden School of Business. Our Board of Directors has concluded that Ms. Friedman’s experience as an independent consultant to growth companies in both private and public markets, along with her extensive experience in the financial sector, provides valuable expertise to the Board of Directors, and that therefore, she is qualified to serve as a member of our Board of Directors.

Executive Officers Who Are Not Directors

William F. Tanona has served as our Chief Financial Officer, Treasurer and Secretary since June 2014. Mr. Tanona was a managing director at Fortress Investment Group from December 2011 to June 2014. Prior to joining Fortress in 2011, Mr. Tanona was a Managing Director at UBS AG from December 2010 to June 2011. Mr. Tanona was a Managing Director at Collins Stuart from May 2009 to June 2010. Mr. Tanona had previously spent over a decade at global investment banks including Goldman Sachs and JPMorgan as an equity research analyst covering financial institutions. Mr. Tanona graduated from Villanova University’s School of Business with an Accounting major. Mr. Tanona has been awarded the Chartered Financial Analyst (CFA) designation.

Carl M. Rizzo has served as our Chief Compliance Officer since June 2014. Mr. Rizzo serves as a Director at Alaric Compliance Services LLC since April 2011 and performs his functions as the Company’s Chief Compliance Officer under the terms of an agreement between the Company and Alaric Compliance Services LLC. At Alaric Compliance Services LLC, Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctorate degree from the University of Richmond's T.C. Williams School of Law.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of GSV Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to GSV Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of GSV Capital and its stockholders at such times.

Presently, Mr. Moe serves as the Chairman of our Board of Directors. Mr. Moe is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of GSV Capital and a principal of and the Chief Investment Officer for GSV Asset Management. Mr. Moe’s history with the GSV Asset Management, familiarity with GSV Asset Management’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our Board of Directors. Our view is that GSV Capital is best served through this existing leadership structure, as Mr. Moe’s relationship with GSV Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different Board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee compensation and valuation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing GSV Capital’s accounting and financial reporting processes, GSV Capital’s systems of internal controls regarding finance and accounting, and audits of GSV Capital’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The compensation committee’s risk oversight responsibilities include reviewing and making recommendations to our Board regarding officer and Board member compensation. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of GSV Capital and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of GSV Capital and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

Our Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different Board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Committees of the Board of Directors

Our Board of Directors has established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee. During 2013, our Board of Directors held six Board meetings, four audit committee meetings, eight valuation committee meetings and one nominating and corporate governance meeting. The compensation committee was established by our Board of Directors in 2014. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors held in 2013 and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for GSV Capital, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of GSV Capital’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing GSV Capital’s annual financial statements and periodic filings and receiving GSV Capital’s audit reports and financial statements. The audit committee is currently composed of Ms. Friedman and Messrs. Potter, and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Friedman serves as Chair of the audit committee. Our Board of Directors has determined that Ms. Friedman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Ms. Friedman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Ms. Friedman and Messrs. Potter and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, GSV Capital and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of GSV Capital;
•	are able to work with the other members of the Board of Directors and contribute to the success of GSV Capital;
•	can represent the long-term interests of GSV Capital’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of GSV Capital and the interests of its stockholders.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and valuation committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities that, while listed on a private securities exchange, have not actively traded. The valuation committee is presently composed of Ms. Friedman and Messrs. Potter, and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Spreng serves as Chairman of the valuation committee.

Compensation Committee

The Compensation Committee is responsible for reviewing and evaluating compensation and making recommendations to the board of directors regarding incentive compensation to the extent the Company has any employees and equity-based plans to the extent the Company is not externally managed. In addition, the Compensation Committee is responsible for assisting the board of directors with matters related to compensation generally, including director compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The compensation committee is presently composed of Ms. Friedman and Messrs. Potter, Campbell and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Campbell serves as Chairman of the compensation committee.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Michael T. Moe	—	—	—
Mark D. Klein	—	—	—
Mark W. Flynn	$—	—	$—
Independent Directors
Leonard A. Potter	$85,000	—	$85,000
R. David Spreng	85,000	—	85,000
William V. Campbell(3)	0	—	0
Catherine J. Friedman	73,500	—	73,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Mr. Campbell has elected not to receive compensation for his Board service.

Our independent directors currently receive an annual fee of $80,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board and committee meeting attended in person. In addition, the Chairman of the audit committee receives an annual fee of $10,000 and each Chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is paid to directors who are “interested persons” of GSV Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from the Company. Mr. Moe, our Chief Executive Officer, through his ownership interests in GSV Asset Management, LLC, our investment adviser, is entitled to a portion of any profits earned by GSV Asset Management, LLC in performing its services under the Investment Advisory Agreement, which includes any fees payable to GSV Asset Management under the terms of the Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under the Investment Advisory Agreement. The compensation of our finance, compliance, operations and administrative staff is paid by our administrator, GSV Capital Service Company, under the terms of the Administration Agreement, subject to reimbursement by us of an allocable portion of such compensation for services rendered to GSV Capital. During 2013, pursuant to our Administration Agreement, we reimbursed GSV Capital Service Company approximately $3.01 million for overhead expenses, which includes the allocable portion of compensation expenses incurred by GSV Capital Service Company on our behalf for our finance, compliance, operations and administrative staff, as well rent, the fees and expenses associated with performing compliance functions for GSV Asset Management, and its allocable portion of the compensation of any administrative support staff.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that GSV Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, GSV Asset Management, and its investment committee, composed of Messrs. Moe, Tanona, Flynn, Pampoulov and Hanson. For more information regarding the business experience of Messrs. Moe and Flynn, see “Management — Board of Directors and Executive Officers.” Biographical information for Messrs. Pampoulov and Hanson are set forth below. GSV Asset Management’s investment committee must approve each new investment that we make. Messrs. Moe, Tanona, Flynn, Pampoulov and Hanson are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Moe, Tanona, Flynn Pampoulov and Hanson, through their financial interests in GSV Asset Management, are entitled to a portion of any investment advisory fees paid by GSV Capital to GSV Asset Management.

Investment Personnel

Our investment adviser is led by Michael T. Moe, our chief executive officer, chairman of our Board of Directors and co-founder, chief executive officer and chief investment officer of GSV Asset Management, William F. Tanona, our chief financial officer, treasurer and corporate secretary, Mark W. Flynn, our president, Luben Pampoulov, co-founder, co-portfolio manager and managing director of GSV Asset Management and Matthew Hanson, managing director of GSV Asset Management. We consider Messrs. Moe, Tanona, Flynn, Pampoulov and Hanson, who are the members of our investment adviser’s investment committee, to be our portfolio managers.

Our portfolio managers are currently providing management and advisory services to the following other entities:

Name	Entity	Investment Focus	Total Assets(1)
GSV X Fund	private fund	global long/short absolute return fund	$1,167,016

(1)	Total assets are calculated as of August 31, 2014. GSV X Fund, which was launched in September 2009, currently remains in its incubation stage.

The table below shows the dollar range of shares of our common stock beneficially owned by each of our portfolio managers as of October 9, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in GSV Capital(1)(2)
Michael T. Moe	$100,000 – 500,000
William F. Tanona	None
Mark W. Flynn	None
Luben Pampoulov	None
Matthew Hanson	None

(1)	The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of $10.27, the highest reported sale price of our common stock on the NASDAQ Capital Market on October 9, 2014.
(2)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or Over $1,000,000.

The following information pertains to the members of GSV Asset Management’s investment team who are not executive officers or directors of GSV Capital Corp.:

Luben Pampoulov is a co-founder and has served as co-portfolio manager of GSV Asset Management since 2010. Mr. Pampoulov also co-founded GSV Media, a research firm focused on private rapidly-growing companies, in 2009. Prior to joining GSV Asset Management, Mr. Pampoulov served as an analyst and co-portfolio manager at ThinkEquity Partners from 2006 to 2008. Mr. Pampoulov earned his BA from UCLA in 2006.

Matthew Hanson joined GSV Asset Management as a New York-based Partner in 2012. Prior to joining GSV Asset Management, Mr. Hanson served as Head of Corporate Finance for ThinkEquity Partners, where he worked from 2005 to 2011. From 2003 to 2004, Mr. Hanson was an investment banker in the Global Corporate & Investment Banking Division at Banc of America Securities, LLC, and was a financial analyst at Goldman, Sachs & Co., from 2001 to 2003. Mr. Hanson earned his BA in Economics (General Honors) from the University of Chicago in 2001. Mr. Hanson is a CFA charterholder, holds FINRA Series 24, 79, 7 and 66 licenses, and is a member of the New York Society of Securities Analysts and the Manhattan Institute Young Leaders Circle.

Compensation

None of the members of GSV Asset Management’s investment team receive any direct compensation from us in connection with the management of our portfolio. Messrs. Messrs. Moe, Tanona, Flynn Pampoulov and Hanson, through their financial interests in GSV Asset Management, are entitled to a portion of any profits earned by GSV Asset Management, which includes any fees payable to GSV Asset Management under the terms of our Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under our Investment Advisory Agreement. The compensation paid by GSV Asset Management to its other investment personnel includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

Advisory Board to GSV Asset Management

GSV Asset Management has access to an Advisory Board that consists of investment professionals with extensive experience within the financial, investing and technology-related sectors. None of the members of the Advisory Board will be compensated by us. Set forth below are the current members of our investment adviser’s Advisory Board.

Scott A. Bedford founded Peninsula Capital Management, Inc. in 1989 and serves as the firm’s President, Chief Investment Officer and the lead Portfolio Manager of Peninsula Master Fund, Ltd. Prior to Peninsula, Mr. Bedford was a General Partner of Volpe Welty & Co. He also was Vice President in Institutional Sales in the investment banking department of L.F. Rothschild, Unterberg, Towbin. Mr. Bedford has a B.S. in Finance from California State University, Chico.

Todd Bradley has been executive vice president of Personal Systems Group worldwide at Hewlett-Packard Co., since June 2005. Mr. Bradley also serves as a member of HP’s Executive Council. He served as Chief Executive Officer of the Solutions Group of Palm Inc., since June 2002. Mr. Bradley served as the Chief Executive Officer of Palm, and also served as its President since April 30, 2004 and its Advisor since 2005. He served as the President and the Chief Operating Officer of the Solutions Group since May 2002. From June 2001 to May 2002, Mr. Bradley served as an Executive Vice President and the Chief Operating Officer of the Solutions Group. From September 1998 to January 2001, Mr. Bradley held several Executive positions at Gateway Corporation, serving most recently as a Senior Vice President of Consumer and Executive Vice President of global operations. From February 1997 to September 1998, he served as the President and the Chief Executive Officer of Transport International Pool, a GE Capital Services company that is a global transportation equipment leasing and rental business. From September 1993 to February 1997, Mr. Bradley was with Dun & Bradstreet, most recently serving as the President of NCH Promotional Services, a Dun & Bradstreet subsidiary. Mr. Bradley previously held various management positions within logistics, production and quality control at Federal Express Corporation and the Miller Brewing Company. He has been Director of LiveOps Inc. since January 30, 2008. He serves as Director of Challenger Capital Group, Ltd. He served as a Director of Palm since July 2002. Mr. Bradley also serves on the Advisory Boards of the Consumer Electronics Association of America and Sonic Wall Corporation. He serves as a Trustee of the American Film Institute. He is a member of the University of Maryland’s Board of Visitors. Mr. Bradley holds a Bachelor of Science degree in Business Administration from Towson State University.

Robert E. Grady is a managing director and partner at Cheyenne Capital Fund, L.P. He joined the firm in 2009 and has 17 years of experience in private equity. Prior to joining the firm, he was a partner and member of Management Committee of The Carlyle Group for nine years from 2000 through 2009. Mr. Grady joined Carlyle in 2000 as Global Head of Venture Capital and served as a Member of Carlyle’s Management

Committee. At Carlyle, Mr. Grady served as the global coordinator of venture and growth capital (which had $5 billion in assets under management), Chairman and Fund Head of Carlyle Venture Partners I, II, and III, and on the investment committees of Carlyle Venture Partners, Carlyle Asia Growth Partners, and Carlyle Europe Technology Partners. He focused on investments in the technology and business services sectors and was based in San Francisco. Mr. Grady was the Managing Partner and Chairman of Carlyle Venture Partners. Mr. Grady is on the Board of Directors of The Carlyle Group’s portfolio companies including: Secure Elements Inc, eScreen, The Health Central Network, Choice Media, Keen.com, Panasas Inc., Verari Systems Inc., USBX Inc., Viator, Inc., Eleutian Technology, Symbio, and Wall Street Institute, as well as Maxim Integrated Products. He has been a Director of The Symbio Group since 19 August, 2008. Mr. Grady serves on the Investment Committees of CVP, Carlyle Asia Growth Partners, and Carlyle Europe Technology Partners. He is the Chairman of Resources for the Future, is a Member of Advisory Board of RBC Venture Partners and Strategic Technology Fund and the National Commission on Energy Policy, and a Trustee of Environmental Defense. He is also a Director of Stifel Financial Corp. since August 3, 2010. Mr. Grady serves on the Boards of Directors of the Environmental Defense Fund, TechNet, Asia America Multi-Industry Association, the Jackson Hole Land Trust, and the Pardee RAND Graduate School. He is a Member of the Council on Foreign Relations. Mr. Grady was appointed by President George H.W. Bush to be a Member of Advisory Committee on Trade and Policy Negotiations and by the Administrator of NASA to be a Member of the NASA Advisory Council’s Task Force on the cost and management of the International Space Station. Prior to this, he served in the White House from 1989 to 1993 as a Deputy Assistant to President George H.W. Bush and as an Executive Associate Director of the Office of Management and Budget. Mr. Grady received a B.A. from Harvard College and an M.B.A. from the Stanford Graduate School of Business.

Marc B. Mazur is the Chairman of Elsworthy Capital Management Ltd. a London based European Equity Long/Short hedge fund. Mr. Mazur was previously the CEO of Brevan Howard U.S. Asset Management, the U.S. arm of Europe's largest hedge fund. His experience includes management positions at Salomon Brothers, Swiss Bank Corporation and Goldman Sachs, where he was responsible for businesses in the international fixed income and credit areas. Mr. Mazur has been a Senior Advisor to both Tsinghua Venture Capital Company and Think Equity Partners LLC. In 1998, Mr. Mazur was named Vice President for strategic business development at CareInsite (subsequently acquired by WebMD). He has been an advisor to leading private equity firms and serves on a number of private company Boards. He is currently a member of the Board of Fibrocell Science Inc (FCSC). He has also been an active angel and venture investor. Mr. Mazur’s non-profit Board affiliations include the executive committee of the Columbia College Alumni Association, The Jed Foundation which works to prevent college suicide, East Palo Alto-based College Track which provides educational and mentoring support for economically challenged youth in the San Francisco Bay Area as well as New Orleans and Aurora, CO, and the National Association on Drug Abuse Problems.

INVESTMENT ADVISORY AGREEMENT

Management Services

GSV Asset Management serves as our investment adviser. GSV Asset Management is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, GSV Asset Management manages the day-to-day operations of, and provides investment advisory services to, GSV Capital. Under the terms of the Investment Advisory Agreement, GSV Asset Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we will purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make; and
•	closes, monitors and services the investments we make.

GSV Asset Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. GSV Asset Management currently serves as the investment adviser for GSV X Fund, a global long/short absolute return fund. GSV Asset Management does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management. However, to the extent it does identify such opportunities, GSV Asset Management will allocate such opportunities between GSV Capital and such other funds pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable.

Management Fees

We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to GSV Asset Management, and any incentive fees earned by GSV Asset Management, are ultimately borne by our common stockholders.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). For the period from the close of our initial public offering through and including December 31, 2011, the Base Fee was payable monthly in arrears, and was calculated based on the initial value of our assets upon the closing of our initial public offering. For services rendered after December 31, 2011, the Base Fee will be payable monthly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately prorated.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of:

•	20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and
•	20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Our realized capital gains from each investment, expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, will be compared to a hurdle rate of 8.00% per year. We will only pay an incentive fee on any realized capital gains from an investment that exceeds the hurdle rate. We will pay GSV Asset Management an incentive fee with respect to our realized capital gains from each investment as follows:

•	No incentive fee will be payable on the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, does not exceed the hurdle rate of 8.00% per year.
•	We will pay as an incentive fee 100% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds the hurdle rate of 8.00% per year but is less than a rate of 10.00% per year. We refer to this portion of our realized capital gains from each investment (which exceeds the hurdle rate but is less than 10.00%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of the amount of our realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.
•	We will pay as an incentive fee 20% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

In no event, however, will we pay an incentive fee for any calendar year that exceeds 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

The following is a graphical representation of the calculation of our incentive fee with respect to a single investment:

Realized Capital Gains Received From Investment
(expressed as a non-compounded annual rate of return)

Percentage of realized capital gains from such investment
allocated to GSV Asset Management

For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

Example:  Calculation of incentive fee

Alternative 1:

Assumptions

•	Hurdle rate = 8.00% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8% × (days owned/365))
•	Catch-up rate = 10.00% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10% × (days owned/365))
•	Year 1: $20,000,000 investment made on March 15 in Company A (“Investment A”), and $30,000,000 investment made on February 1 in Company B (“Investment B”)
•	Year 2: Investment A is sold on September 15 for $25,000,000, and fair market value (“FMV”) of Investment B is determined to be $28,000,000
•	Year 3: FMV of Investment B is determined to be $28,000,000
•	Year 4: Investment B is sold on March 1 for $38,000,000

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days/365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days/365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20% × $5,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $1,000,000
•	Maximum incentive fee = 20% × (cumulative realized capital gains - (cumulative realized losses + cumulative net unrealized depreciation)) - (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($5,000,000 - $2,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = 20% × $3,000,000
•	Maximum incentive fee = $600,000
•	Incentive fee paid = $600,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: None
•	Year 4: Incentive fee calculation:
•	Hurdle rate for Investment B = ($30,000,000) × (8% × (1,124 days/365))
•	Hurdle rate for Investment B = $7,390,685
•	Catch-up rate for Investment B = ($30,000,000) × (10% × (1,124 days/365))
•	Catch-up rate for Investment B = $9,238,356
•	Incentive fee on Investment B = 100% × ($8,000,000 - $7,390,685 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)
•	Incentive fee on Investment B = $609,315

•	Maximum incentive fee = 20% × (cumulative realized capital gains - (cumulative realized losses + cumulative net unrealized depreciation)) - (previously paid incentive fees)
•	Maximum incentive fee = (20% × $13,000,000) - ($600,000 (previously paid incentive fees))
•	Maximum incentive fee = $2,000,000
•	Incentive fee paid = $609,315 (because the incentive fee payable on Investment B does not exceed the maximum incentive fee)

Alternative 2:

Assumptions

•	Hurdle rate = 8.00% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8% × (days owned/365))
•	Catch-up rate = 10.00% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10% × (days owned/365))
•	Year 1: $20 million investment made on March 15 in Company A (“Investment A”), $30 million investment made on February 1 in Company B (“Investment B”), and $25 million investment made on September 1 in Company C (“Investment C”)
•	Year 2: Investment A is sold on September 15 for $50 million, FMV of Investment B is determined to be $25 million, and FMV of Investment C is determined to be $25 million
•	Year 3: FMV of Investment B is determined to be $27 million and Investment C is sold on December 1 for $30 million
•	Year 4: FMV of Investment B is determined to be $35 million
•	Year 5: Investment B is sold on March 1 for $20 million

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days/365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days/365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20% × $30,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $6,000,000
•	Maximum incentive fee = 20% × (cumulative realized capital gains - (cumulative realized losses + cumulative net unrealized depreciation)) - (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($30,000,000 - $5,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = $5,000,000
•	Incentive fee paid = $5,000,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: Incentive fee calculation:
•	Hurdle rate for Investment C = ($25,000,000) × (8% × (822 days/365))

•	Hurdle rate for Investment C = $4,504,110
•	Catch-up rate for Investment C = ($25,000,000) × (10% × (822 days/365))
•	Catch-up rate for Investment C = $5,630,137
•	Incentive fee on Investment C = 100% × ($5,000,000 - $4,504,110 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved))
•	Incentive fee on Investment C = $495,890
•	Maximum incentive fee = 20% × (cumulative realized capital gains - (cumulative realized losses + cumulative net unrealized depreciation)) - (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($35,000,000 - $3,000,000 (unrealized depreciation on Investment B)) - ($5,000,000 (previously paid incentive fees))
•	Maximum incentive fee = $1,400,000
•	Incentive fee paid = $495,890 (because the incentive fee payable on Investment C does not exceed the maximum incentive fee)
•	Year 4: None
•	Year 5: None

We seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies. Although we primarily invest through private secondary markets, to the extent we make a direct minority investment in a portfolio company, neither we, nor our investment adviser, GSV Asset Management, may have the ability to control the timing of when we realize capital gains or losses with respect to such investment. We expect the timing of such realization events to be determined by our portfolio companies in such cases. To the extent we have non-minority investments, or the securities we hold are traded on a private secondary market or public securities exchange, GSV Asset Management will have greater control over the timing of a realization event. In such cases, our Board of Directors will monitor such investments in connection with their general oversight of the investment management services provided by GSV Asset Management. In addition, as of the end of each fiscal quarter, we will evaluate whether the cumulative aggregate unrealized appreciation on our portfolio would be sufficient to require us to pay an incentive fee to our investment adviser if such unrealized appreciation were actually realized as of the end of such quarter, and if so, we will accrue an expense equal to the amount of such incentive fee. Any such accrual of incentive fees will be reflected in the calculation of our net asset value.

Payment of our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Advisory Agreement and the allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement. Our investment management fee compensates GSV Asset Management for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	expenses of offering our debt and equity securities;
•	the investigation and monitoring of our investments, including expenses and travel fees incurred in connection with on-site visits;
•	the cost of calculating our net asset value;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	management and incentive fees payable pursuant to the Investment Advisory Agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent, trustee and custodial fees;
•	interest payments and other costs related to our borrowings;
•	fees and expenses associated with our website, public relations and marketing efforts (including attendance at industry and investor conferences and similar events);
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses, and other costs of Board of Directors’ meetings;
•	brokerage commissions;
•	costs of preparing and mailing proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance
•	premiums; and
•	direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either GSV Capital Service Company or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer and other administrative support personnel.

All of these expenses are ultimately borne by our common stockholders.

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, are provided and paid for by GSV Asset Management.

Duration and Termination

The Investment Advisory Agreement was initially approved by our Board of Directors on March 28, 2011 and was most recently reapproved by our Board of Directors on March 11, 2014. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GSV Asset Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Asset Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

GSV Asset Management is a Delaware limited liability company. The principal executive offices of GSV Asset Management are located at 2925 Woodside Road, Woodside, CA 94062.

Board Approval of the Investment Advisory and Management Agreement

A discussion regarding the basis for our Board of director’s approval of our Investment Advisory Agreement will be included in our first annual report on Form 10-K filed subsequent to any such Board approval, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, GSV Capital Service Company, a Delaware limited liability company, furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. The principal executive offices of GSV Capital Service Company are located at 2925 Woodside Road, Woodside, CA 94062. Under the Administration Agreement, GSV Capital Service Company also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GSV Capital Service Company assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer, chief compliance officer and other staff providing administrative services. In accordance with the terms of the Administration Agreement, overhead and other administrative expenses are generally allocated between us and GSV Asset Management by reference to the relative time spent by personnel in performing administrative and similar functions on our behalf as compared to performing investment advisory or administrative functions on behalf of GSV Asset Management. To the extent personnel retained by GSV Service Company perform administrative tasks for GSV Asset Management, the fees incurred with respect to the actual time dedicated to such tasks will be reimbursed by GSV Asset Management. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, GSV Capital Service Company and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Capital Service Company’s services under the Administration Agreement or otherwise as our administrator.

GSV Capital Service Company also provides administrative services to our investment adviser, GSV Asset Management. As a result, GSV Asset Management also reimburses GSV Capital Service Company for its allocable portion of GSV Capital Service Company’s overhead, including rent, the fees and expenses associated with performing compliance functions for GSV Asset Management, and its allocable portion of the compensation of any administrative support staff. We estimate that we will incur approximately $2.8 million in aggregate expenses under our Administration Agreement during the 12 months of operations following the date of this prospectus.

LICENSE AGREEMENT

We have entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, we have a right to use the GSV name for so long as the Investment Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, we will have no legal right to the “GSV” name.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into an Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our chief executive officer and chairman of our Board of Directors. Messrs. Moe and Tanona, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. Mr. Klein or entities he controls may receive fees from GSV Asset Management in connection with this offering and, from time to time, subsequent thereto for non-investment advisory services he may provide. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. GSV Asset Management controls GSV Capital Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

In April 2012, in connection with our investment in Top Hat, Inc., Cherry Tree & Associates, LLC, an investment banking firm, received a fee of approximately $259,000 for its representation of Top Hat, Inc. Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, presently serves as a Managing Director of Cherry Tree & Associates, LLC, and may therefore be deemed to have an indirect material interest in such transaction. In February 2013, Mark Moe joined NestGSV, Inc., one of our portfolio companies, as a Vice President of Business Development, Global Expansion. Mark Moe receives no compensation from NestGSV for serving in such capacity.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, GSV Asset Management currently manages GSV X Fund, a global long/short absolute return fund, and will likely manage one or more private funds in the future.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that GSV Capital has priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between GSV Capital and any such other funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our stockholder and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our Board of Directors is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Finally, we pay GSV Capital Service Company our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and other staff providing administrative services, which creates conflicts of interest that our Board of Directors must monitor. We estimate that we will incur approximately $2.8 million in aggregate expenses under our Administration Agreement during the 12 months of operations following the date of this prospectus.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain ownership information as of October 9, 2014 with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 2925 Woodside Road, Woodside, CA 94062.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class(2)
Interested Directors
Michael T. Moe	13,145		*%
Mark D. Klein	28,867	(3)	*
Mark W. Flynn	None		*
Independent Directors
Leonard A. Potter	20,333		*
R. David Spreng	1,666		*
William V. Campbell	None		*
Catherine J. Friedman	None		*
Executive Officers
William F. Tanona	None		*
Carl M. Rizzo	None		*
Executive officers and directors as a group	138,597		*
Arrowgrass Capital Partners (US) LP(4)	1,033,500		5.35
Citadel GP LLC(5)	1,131.796		5.86

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 19,320,100 shares of the Company’s common stock issued and outstanding as of October 9, 2014.
(3)	Includes 1,667 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein.
(4)	Based on information obtained in a Schedule 13G/A filed on February 14, 2014. The address of Citadel Advisors LLC, Citadel Advisor Holdings II LP, Citadel GP LLC and Kenneth Griffith is c/o Citadel LLC, 131 S. Dearborn Street, 32nd Floor, Chicago, IL 60603.
(5)	Based on information obtained in a Schedule 13G filed jointly by Arrowgrass Capital Partners (US) LP and Arrowgrass Capital Services (US) Inc. on January 30, 2014. The address of Arrowgrass Capital Partners (US) LP and Arrowgrass Capital Services (US) Inc. is 1300 Avenue of the Americas, 32nd Floor, New York, NY, 10019.

The following table sets forth the dollar range of our equity securities that are beneficially owned by each of our directors as of October 9, 2014.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Michael T. Moe	Over $100,000
Mark D. Klein	Over $100,000
Mark W. Flynn	None
Independent Directors
Leonard A. Potter	Over $100,000
R. David Spreng	$10,001 – $50,000
William V. Campbell	None
Catherine J. Friedman	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of $10.27, the highest reported sale price of our common stock on the NASDAQ Capital Market on October 9, 2014. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
a.	is organized under the laws of, and has its principal place of business in, the United States;
b.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
2.	Securities of any eligible portfolio company which we control.
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.	Securities received in exchange for or distributed on or with respect to securities described in 1 through 4 above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, other than office furniture and equipment, interests in real estate and leasehold improvements and facilities maintained to conduct the business operations of the business development company, deferred organization and operating expenses, and other noninvestment assets necessary and appropriate to its operations as a business development company, until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in Qualifying Assets categories 1, 2 or 3. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above in Qualifying Assets category 1.c.iv.) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and GSV Asset Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Carl M. Rizzo currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm should we become an accelerated filer; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GSV Asset Management. The Proxy Voting Policies and Procedures of GSV Asset Management are set forth below. The guidelines will be reviewed periodically by GSV Asset Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to GSV Asset Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: GSV Asset Management, 2925 Woodside Road, Woodside, CA 94062.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Periodic Reporting and Audited Financial Statements

We have registered our common stock under the Securities Exchange Act of 1934, and have reporting obligations thereunder, including the requirement that we file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, this prospectus contains financial statements audited and reported on by our independent registered public accounting firm. You may obtain our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K on our website at http://www.gsvcap.com free of charge as soon as reasonably practicable after we file such reports electronically with the SEC.

NASDAQ Capital Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Capital Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio after the conclusion of each fiscal quarter in connection with the preparation of our annual and quarterly reports filed under the Exchange Act, or more frequently if required under the 1940 Act.

Securities that are publicly traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly traded or for which there are no readily available market quotations, including securities that trade on secondary markets for private securities, are valued at fair value as determined in good faith by our Board of Directors. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. We also engage an independent valuation firm to perform independent valuations of our investments that are not publicly traded or for which there are no readily available market quotations. We may also engage an independent valuation firm to perform independent valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades.

For those securities that are not publicly traded or for which there are no readily available market quotations, our Board of Directors, with the assistance of our Valuation Committee, will use the recommended valuations as prepared by management and the independent valuation firm, respectively, as a component of the foundation for its final fair value determination. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. For those investments that are publicly traded, we generally record unrealized appreciation or depreciation based on changes in the market value of the securities as of the valuation date. Publicly traded securities that remain subject to lock-up restrictions are discounted accordingly. For those investments that are not publicly traded and for which there are no readily available market quotations, we record unrealized depreciation if the underlying portfolio company has depreciated in value and our equity security has also depreciated in value, and record unrealized appreciation if the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as the net change in unrealized appreciation or depreciation.

We generally determine the fair value of our investments by considering a number of factors. The following represent factors that could impact our fair value determinations:

1.	Public trading of our portfolio securities, taking into consideration lock-up requirements and liquidity;
2.	Active trading of our portfolio securities on a private secondary market, where we have determined that there is meaningful volume and the transactions are considered arm’s length by sophisticated investors;
3.	Qualified funding rounds in the companies in which we are invested, where there is meaningful and reputable information available on size, valuation and investors; and
4.	Additional investments by us in current portfolio companies, where the price of the new investment differs materially from prior investments.

There is inherent subjectivity in determining the fair value of our investments. In addition, we will accrue as a liability, each time we calculate net asset value, the amount which we may owe our Adviser for the income incentive fee and the capital gains incentive fee, the latter of which is based on the amount of unrealized and realized capital appreciation. We expect that most of our portfolio investments, other than those for which market quotations are readily available and that may be sold without restriction, will be valued at fair value as determined in good faith by our Board of Directors, with the assistance of our valuation committee.

Determinations in Connection with Offerings

In connection with future offerings of shares of our common stock, our Board of Directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Capital Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Capital Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, New York 10038 or by phone at (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a regulated investment company “RIC” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the acquisition, ownership and disposition of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a market-to-market method of accounting for their securities holdings, pension plans and trusts, and financial institutions. This summary is limited to beneficial owners of our common stock that will hold such common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding the offering of the common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Tax matters are complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the acquisition, ownership and disposition of our common stock.

A “U.S. stockholder” generally is a beneficial owner of common stock who is for U.S. federal income tax purposes:

•	a corporation created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	a citizen or individual resident of the United States;
•	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

As used herein, the term “Non-U.S. stockholder” means a beneficial owner of common stock that is not a U.S. stockholder or a partnership for U.S. federal income tax purposes. A “Non-U.S. stockholder” does not include an individual present in the United States for 183 days or more in the taxable year of disposition of the common stock. Such a stockholder is encouraged to consult his or her own tax advisor regarding U.S. federal income tax consequences of the sale, exchange or other taxable disposition of the common stock.

Taxation of the Company

Election to Be Taxed as RIC

We may elect to be treated for federal income tax purposes as a RIC effective for the 2013 tax year. In September, 2014 we filed our 2013 tax return as a RIC and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year.

For our 2014 taxable year, we intend to elect to be treated as a RIC under subchapter M of the Code, if we are able to satisfy the requirements under subchapter M of the Code.

To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to qualify for the special treatment accorded to RICs, we are required to distribute to our stockholders on a timely basis each year at least 90% of “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”), and to meet certain asset diversification requirements on a quarterly basis. We intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only when the position has met the “more-likely-than-not” threshold. The Company classifies penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. Although the Company filed its 2013 tax return in September, 2014 as a RIC, it continues to provide for deferred income taxes in its financial statements as if it were a C-Corporation, due to the uncertainties discussed above. The Company is unable to make a reasonably reliable estimate of when, if ever, it will become eligible to be treated as a RIC and thereby release the deferred tax liabilities associated with being a C-Corporation. The Company has identified its major tax jurisdictions as U.S. federal and California.

Taxation of the Company as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then the following rules will apply to us. We will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income, including capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities and net income from “qualified publicly traded partnerships” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (the “50% Diversification Test”); and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of “qualified publicly traded partnerships” (the “25% Diversification Test,” and together with the 50% Diversification Test, the “Diversification Tests”).

Provided that we satisfy the Diversification Tests as of the close of any quarter, we will not fail the Diversification Tests as of the close of a subsequent quarter as a consequence of a discrepancy between the value of our assets and the requirements of the Diversification Tests that is attributable solely to fluctuations in the value of our assets. Rather, we will fail the Diversification Tests as of the end of a subsequent quarter only if such a discrepancy existed immediately after our acquisition of any asset and such discrepancy is wholly or partly the result of that acquisition. In addition, if we fail the Diversification Tests as of the end of any quarter, we will not lose our status as a RIC if we eliminate the discrepancy within thirty days of the end of such quarter and, if we eliminate the discrepancy within that thirty-day period, we will be treated as having satisfied the Diversification Tests as of the end of such quarter for purposes of applying the rule described in the preceding sentence.

An alternative 50% Diversification Test applies to certain RICs that obtain SEC Certification for the applicable taxable year. Such SEC Certification may not be received earlier than 60 days prior to the close of the taxable year to which it applies. If a RIC has received this certification, then, for purposes of the 50% Diversification Test, securities of an issuer will be treated as good investments as long as the RIC’s basis in the securities of such issuer did not exceed 5% of the RIC’s total assets when acquired whether or not the RIC owns more than 10% of the voting securities of such issuer. This alternative test does not apply to the securities of any issuer if the RIC has continuously held securities of the issuer for 10 or more years preceding the applicable quarter end. The 25% Diversification Test is not affected by this alternative 50% Diversification Test. In September, 2014 we filed our 2013 tax return as a RIC and are seeking to be granted RIC status for our 2013 taxable year, however, we will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we are certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. Although we filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that we will receive an SEC Certification. In the event that we do not receive such SEC Certification or we are otherwise unable to meet all of the qualifications to be treated as a RIC for 2013, we will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to qualify as a RIC. Should we not qualify as a RIC for 2013, we intend to elect to be treated as a RIC for our 2014 taxable year, if management determines that it is in our best interests to do so. If we opt not to do so or are unable to qualify, we will continue to be taxed as a C corporation under the Code for our 2014 taxable year.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or if we receive contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as dividends and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

We will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. See “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss that we realize from the sale or exchange of warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we will qualify as a RIC and satisfy the Annual Distribution Requirement for the 2013 taxable year, or in lieu thereof, the 2014 taxable year and each future taxable year.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our U.S. stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholders for U.S. federal income tax purposes. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our U.S. stockholders within 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

As a RIC, we are required to apportion any items that are treated differently for alternative minimum tax (“AMT”) purposes between us and our U.S. stockholders, and such apportionment may affect our U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we intend in general to apportion these items in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction we are entitled to claim), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will nonetheless be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized by a U.S. stockholder upon a disposition of shares of our common stock will generally be disallowed if the U.S. stockholder purchases other shares of our common stock (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum federal income tax rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income that year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, Qualifying Dividends and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would continue to be subject to U.S. federal income tax on all of our taxable income at regular corporate rates, regardless of whether we made any distributions to our stockholders. We would, however, be eligible to offset our net capital gains, if any, by any ordinary losses, including potential any net operating loss carryovers. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Any such dividend paid to a non-corporate U.S. stockholder would be eligible for the reduced maximum rates of tax applicable to qualified dividends provided that certain holding periods and other requirements were met. Subject to certain holding period requirements and other limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction with respect to such dividends. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that were recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC. If we have previously qualified as a RIC but subsequently fail to satisfy the 90% Income Test or the Diversification Test described above, we may be able to avoid losing our status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent such distributions do not exceed our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For taxable years of RICs beginning before January 1, 2014, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. NO assurance can be given as to whether this extension of the exemption will be extended for taxable years after 2013. In addition, no assurance can be given whether any of our distributions will be reported as eligible for this exemption from withholding tax (if extended).

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. stockholder), such amounts will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. stockholder. For a corporate Non-U.S. stockholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming an extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or if a treaty applies, is not attributable to a U.S. permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

If we were unable to qualify for treatment as a RIC, any distributions by us would be treated as dividends to the extent of our current and accumulated earnings and profits. We would not be eligible to report any such dividends as interest-related dividends, short-term capital gain dividends, or capital gain dividends. As a result, any such dividend paid to a Non-U.S. stockholder that is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) would be subject to the 30% (or reduced applicable treaty rate) withholding tax discussed above regardless of the source of the income giving rise to such distribution. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Non-U.S. stockholder’s tax basis, and any remaining distributions would be treated as a gain from the sale of the Non-U.S. stockholder’s shares subject to taxation as discussed above. For the consequences to the Company for failing to qualify as a RIC, see “Failure to Qualify as a RIC” above.

Backup Withholding and Information Reporting

U.S. stockholders.  Information returns are required to be filed with the IRS in connection with dividends on the common stock and proceeds received from a sale or other disposition of the common stock to a U.S. stockholder unless the U.S. stockholder is an exempt recipient. U.S. stockholders may also be subject to backup withholding on these payments in respect of the common stock unless such U.S. stockholder provides its taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules or provides proof of an applicable exemption.

Non-U.S. stockholders.  Information returns are required to be filed with the IRS in connection with payment of dividends on the common stock to Non-U.S. stockholders. Unless a Non-U.S. stockholder complies with certification procedures to establish that it is not a United States person, information returns may also be filed with the IRS in connection with the proceeds from a sale or other disposition of the common stock. A Non-U.S. stockholder may be subject to backup withholding on these payments unless it complies with certification procedures to establish that it is not a United States person or otherwise establishes an exemption. The certification procedures required to claim the exemption from withholding tax on interest described above under “Taxation of Non-U.S. Stockholders” will satisfy the certification requirements necessary to avoid backup withholding as well.

Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a U.S. stockholder’s or Non-U.S. stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

FATCA

Provisions commonly referred to as “FATCA” impose withholding of 30% on payments of interest or dividends on (as proposed, on or after July 1, 2014), and sales or redemption proceeds from dispositions of (beginning in 2017), U.S. common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various

U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of certain interests in or accounts with those entities) have been satisfied or an exemption applies. No withholding will be required with respect to debt securities outstanding on July 1, 2014 unless they are “significantly modified” on or after such date. If any withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return, which may entail significant administrative burden. Non-U.S. stockholders should consult their tax advisors regarding the implications of FATCA on any shares of common stock they receive.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities that may be offered hereunder. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

This prospectus contains a summary of our capital stock and is not meant to be a complete description. However, this prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each security sold thereunder. The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws.

Stock

The authorized stock of GSV Capital as of October 9, 2014 consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Capital Market under the ticker symbol “GSVC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of October 9, 2014:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	19,320,100

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We expect that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2015, 2016, and 2017, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the

Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity, security or both to the trustee against the costs, expenses and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments; and

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments.
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments.
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the issuance of such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities. As of the date of this prospectus, our stockholders have not authorized any issuance of warrants beyond those that would otherwise be permitted without stockholder approval under the 1940 Act.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering, up to $400,000,000 of our securities in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for our securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offering. We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of our securities, including: the purchase price and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which our securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) with the consent of the majority of our common stockholders or (b) under such other circumstances as the SEC may permit. The price at which our securities may be distributed may represent a discount from prevailing market prices. As an investor in our securities, you will indirectly bear the expenses incurred in connection with all of the distribution activities described herein.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of our securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of our securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when our securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of our securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Capital Market may engage in passive market making transactions in our common stock on the NASDAQ Capital Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of our common stock at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell our securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of our securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Capital Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities will be held under a custody agreement by U.S. Bank National Association. The address of the custodian is One Federal Street, Boston, MA 02110. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for GSV Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, GSV Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and GSV Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser, in accordance with Section 28(e) under the Exchange Act, determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with any offering pursuant to this prospectus, will be passed upon for the underwriters, if any, by counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants located at 150 Almaden Blvd, Suite 600, San Jose, CA 95113, upon the authority of said firm as experts in giving said report.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769, or on our website at http://www.gsvcap.com.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of GSV and its affiliated companies. This notice supersedes any other privacy notice you may have received from GSV.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30, 2014	December 31, 2013
ASSETS	(Unaudited)
Investments at fair value:
Investments in controlled securities (cost of $11,301,139 and $0, respectively)	$12,410,350	$—
Investments in affiliated securities (cost of $75,196,702 and $64,912,527, respectively)	67,776,900	62,740,162
Investments in non-control/non-affiliated securities (cost of $196,466,367 and $214,796,591, respectively)	286,850,588	292,643,491
Investments owned and pledged (cost of $9,082,226 and $10,845,236, respectively)	9,102,586	10,865,200
Investments in United States Treasury Bill (cost of $80,000,445 and $0, respectively)(1)	80,000,000	—
Total Investments (cost of $372,046,879 and $290,554,354, respectively)	456,140,424	366,248,853
Cash	4,194,280	7,219,203
Restricted cash	22,139	22,264
Due from GSV Capital Service Company, LLC(1)	35,406	3,039
Due from portfolio companies	122,251	153,178
Interest receivable	102	7,304
Prepaid expenses	61,944	49,739
Coupon interest receivable	—	11,141
Dividend receivable	—	13,233
Deferred credit facility fees	189,940	288,249
Deferred debt issuance costs	3,022,216	3,378,121
Deferred offering costs	241,010	184,710
Other assets	334,700	368,524
Total Assets	464,364,412	377,947,558
LIABILITIES
Due to GSV Asset Management(1)	9,647	563,978
Accounts payable	160,068	382,165
Accrued incentive fees	12,337,837	10,523,552
Accrued interest payable	1,187,693	1,056,563
Accrued expenses	188,753	—
Payable for securities purchased	72,000,667	—
Net deferred tax liability	7,656,143	8,320,561
Line of Credit	15,141,333	—
Convertible senior notes embedded derivative liability	159,000	799,000
Convertible senior notes payable 5.25% due September 15, 2018	68,397,429	68,335,295
Total Liabilities	177,238,570	89,981,114
Commitments and contingencies (Note 6)
Net Assets	$287,125,842	$287,966,444
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 19,320,100 issued and outstanding)	$193,201	$193,201
Paid-in capital in excess of par	275,837,514	275,837,514
Accumulated net investment loss	(25,406,364)	(19,192,401)
Accumulated net realized loss on investments	(13,256,660)	(13,660,306)
Accumulated net unrealized appreciation on investments	49,758,151	44,788,436
Net Assets	$287,125,842	$287,966,444
Net Asset Value Per Share	$14.86	$14.91

(1)	This balance is a related party transaction. Refer to Note 2 for more detail.

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
INVESTMENT INCOME
Interest income from control securities	$667	$—	$5,733	$—
Interest income from affiliated securities	68,591	—	103,453	—
Interest income from non-control/non-affiliated securities	27,775	—	27,775	—
Dividend income from affiliated securities	—	—	—	—
Dividend income from non-control/non-affiliated securities	—	15,723	887	20,258
Total Investment Income	97,033	15,723	137,848	20,258
OPERATING EXPENSES
Investment management fees	1,933,663	1,246,378	3,689,859	2,529,977
Accrued incentive fees	844,633	—	1,814,285	—
Costs incurred under administration agreement	929,701	709,885	1,838,233	1,597,869
Directors’ fees	65,000	65,000	130,000	130,250
Professional fees	402,555	220,978	859,094	457,864
Interest and credit facility expense	1,533,971	—	2,713,696	—
Insurance expense	60,303	64,062	120,039	117,075
Investor relations expense	103,384	72,943	158,296	116,505
Other expenses	22,341	23,388	40,592	25,354
Gain on fair value adjustment for embedded derivative	(20,000)	—	(640,000)	—
Total Operating Expenses	5,875,551	2,402,634	10,724,094	4,974,894
Benefit for taxes on net investment loss	2,359,369	—	4,372,283	—
Net Investment Loss	(3,419,149)	(2,386,911)	(6,213,963)	(4,954,636)
Net Realized Gain (Loss) on Investments	(7,249,566)	(6,327,632)	682,179	(9,674,524)
Benefit/(Provision) for taxes on Net Realized Capital (Gains)/Losses	2,959,998	—	(278,533)	—
Net Change in Unrealized Appreciation on Investments	11,472,725	12,230,246	8,399,046	10,653,608
Provision for taxes on Unrealized Appreciation of Investments	(4,684,314)	—	(3,429,331)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$(920,306)	$3,515,703	$(840,602)	$(3,975,552)
Net Increase (Decrease) in Net Assets Resulting from Operations per Common Share – basic and diluted	$(0.05)	$0.18	$(0.04)	$(0.21)
Weighted Average Common Shares Outstanding – basic and diluted	19,320,100	19,320,100	19,320,100	19,320,100

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	Six months ended June 30, 2014	Six months ended June 30, 2013
Decrease in Net Assets Resulting From Operations
Net Investment Loss	$(6,213,963)	$(4,954,636)
Net Realized Gain (Loss) on Investments	682,179	(9,674,524)
Provision for taxes on Net Realized Capital Gains	(278,533)	—
Net Change in Unrealized Appreciation on Investments	8,399,046	10,653,608
Provision for taxes on Unrealized Appreciation of Investments	(3,429,331)	—
Net Decrease in Net Assets Resulting From Operations	(840,602)	(3,975,552)
Total Decrease in Net Assets	(840,602)	(3,975,552)
Net Assets at Beginning of Period	287,966,444	252,582,801
Net Assets at End of Period	$287,125,842	$248,607,249
Capital Share Activity
Shares Issued	—	—
Shares Outstanding at Beginning of Period	19,320,100	19,320,100
Shares Outstanding at End of Period	19,320,100	19,320,100

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six months ended June 30, 2014	Six months ended June 30, 2013
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(840,602)	$(3,975,552)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized (gain) loss on investments	(682,179)	9,674,524
Net change in unrealized appreciation on investments	(8,399,046)	(10,653,608)
Gain on fair value adjustment for embedded derivative	(640,000)	—
Net deferred tax liability	(664,418)	—
Amortization of deferred credit facility fees	98,309	—
Amortization of deferred debt issuance costs	418,039	—
Amortization of fixed income security premiums and discounts	(27,553)	—
Purchases of investments in:
Portfolio investments	(35,548,349)	(19,607,661)
United States treasury bill	(160,001,251)	—
Proceeds from sales or redemption of investments in:
Portfolio investments	32,975,438	17,785,344
United States treasury strips	1,790,785	—
United States treasury bill	80,000,584	—
Change in operating assets and liabilities:
Due from GSV Asset Management(1)	(32,367)	3,117
Due from portfolio companies	30,927	125,747
Accrued interest	7,202	—
Prepaid expenses	(12,205)	(49,729)
Coupon interest receivable	11,141	—
Dividend receivable	13,233	(11,305)
Other assets	33,824	20,890
Due to GSV Asset Management(1)	(554,331)	387,654
Payable for securities purchased	72,000,667	—
Accounts payable	(222,097)	(112,139)
Accrued incentive fees	1,814,285	—
Accrued interest payable	131,130	—
Accrued expenses	188,753	(271,697)
Net Cash Used in Operating Activities	(18,110,081)	(6,684,415)
Cash Flows from Financing Activities
Borrowings under credit facility	18,000,000	—
Repayments under credit facility	(2,858,667)	—
Deferred offering costs	(56,300)	—
Change in restricted cash	125	—
Net Cash Provided by Financing Activities	15,085,158	—

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six months ended June 30, 2014	Six months ended June 30, 2013
Total Decrease in Cash Balance	(3,024,923)	(6,684,415)
Cash Balance at Beginning of Period	7,219,203	11,318,525
Cash Balance at End of Period	$4,194,280	$4,634,110
Non-Cash Operating Items
Transactions in Investments in Portfolio Companies
Convertible notes converted to preferred shares	$3,064,135	$—
Term loan converted to preferred shares	$503,851	$—
Preferred shares converted to common shares	$1,273,125	$1,999,997
Common shares converted to preferred shares	$2,006,077	$—
Common membership interest converted to preferred shares	$500,000	$—
Decrease in accounts payable	$(222,097)	$—
Non-Cash Financing Items
Increase in deferred offering costs	$56,300	$—

(1)	This balance is a related party transaction. Refer to Note 2 Related Party Arrangements.

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/Principal	Cost	Fair Value	% of Net Assets
Twitter, Inc.(9)**
Common shares	San Francisco, CA Social Communication	1,900,600	$32,991,111	$77,867,582	27.12%
Palantir Technologies, Inc.
Common shares, Class A	Palo Alto, CA Cyber Security	7,145,690	20,051,479	39,301,295	13.69%
Preferred shares, Series G		326,797	1,008,968	1,932,187	0.67%
Total			21,060,447	41,233,482	14.36%
Dropbox, Inc.
Common shares	San Francisco, CA Online Storage	760,000	8,641,153	16,304,416	5.68%
Preferred shares, Series A-1		552,486	5,015,333	11,852,581	4.13%
Total			13,656,486	28,156,997	9.81%
2U, Inc. (f/k/a 2tor, Inc.)(11)**
Common shares	Landover, MD Online Education	1,319,233	10,032,117	19,293,387	6.72%
Coursera, Inc.
Preferred shares, Series B	Mountain View, CA Online Education	2,961,399	14,519,443	14,515,149	5.06%
Avenues Global Holdings, LLC(3)
Preferred shares, Junior Preferred Stock	New York, NY Globally-focused Private School	10,014,270	10,151,854	11,258,690	3.92%
SugarCRM, Inc.
Common shares	Cupertino, CA Customer Relationship	1,899,799	6,799,392	8,985,863	3.13%
Preferred shares, Series E	Manager	373,134	1,500,522	2,111,865	0.74%
Total			8,299,914	11,097,728	3.87%
Solexel, Inc.
Preferred shares, Series C	Milpitas, CA Solar Power	5,034,324	11,017,801	11,000,012	3.83%
PayNearMe, Inc.(1)
Preferred shares, Series E	Sunnyvale, CA Cash Payment Network	3,914,535	10,000,000	10,000,000	3.48%
Declara, Inc.(1)
Preferred shares, Series A	Palo Alto, CA Social Cognitive Learning	5,358,195	9,999,999	9,999,999	3.48%
JAMF Holdings, Inc.
Preferred shares, Series B	Minneapolis, MN Mobile Device Management	73,440	9,999,928	9,999,917	3.48%
Curious.com Inc.(1)
Preferred shares, Series B	Menlo Park, CA Online Education	2,839,861	10,000,003	9,998,157	3.48%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/Principal	Cost	Fair Value	% of Net Assets
Chegg, Inc.(10)**
Common shares	Santa Clara, CA Textbook Rental	1,182,792	$14,022,863	$8,326,856	2.90%
ZocDoc Inc.
Preferred shares, Series A	New York, NY Online Medical Scheduling	200,000	3,563,178	5,000,000	1.74%
Common shares		111,866	1,734,878	2,796,650	0.97%
Total			5,298,056	7,796,650	2.71%
StormWind, LLC(2)(5)
Preferred shares, Series B	Scottsdale, AZ Interactive Learning	3,279,629	2,019,687	4,066,740	1.42%
Preferred shares, Series C		2,132,824	3,000,030	3,012,802	1.05%
Preferred shares, Series A		366,666	110,000	196,166	0.07%
Preferred Unit Warrants $1.55 strike price, expire 7/6/14		568,753	—	34,125	0.01%
Preferred Unit Warrants $1.76 strike price, expire 1/6/15		646,310	—	—	—%
Total			5,129,717	7,309,833	2.55%
General Assembly Space, Inc.
Common shares	New York, NY Online Education	133,213	2,999,983	2,999,977	1.06%
Preferred shares, Series C		126,552	2,999,978	3,035,279	1.04%
Total			5,999,961	6,035,256	2.10%
Fullbridge, Inc.(1)
Preferred shares, Series C	Cambridge, MA Business Education	1,728,724	3,193,444	2,823,871	0.98%
Preferred shares, Series D		1,655,167	2,956,022	3,111,714	1.08%
Common warrants, $0.91 strike price, expire 3/22/2020		714,286	85,779	—	—%
Common warrants, $0.91 strike price, expire 12/11/2018		82,418	9,799	—	—%
Common warrants, $0.91 strike price, expire 12/11/2018		412,088	50,970	—	—%
Common warrants, $0.91 strike price, expire 5/16/2019		192,308	23,244	—	—%
Common warrants, $0.91 strike price, expire 3/22/2020		186,170	67,021	—	—%
Common warrants, $0.91 strike price, expire 10/09/2018		82,418	9,901	—	—%
Total			6,396,180	5,935,585	2.06%
Knewton, Inc.
Preferred shares, Series E	New York, NY Online Education	375,985	4,999,999	5,000,300	1.74%
Lyft, Inc.
Preferred shares, Series D	San Francisco, CA Peer to Peer Ridesharing	493,490	5,003,631	4,999,054	1.74%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/Principal	Cost	Fair Value	% of Net Assets
Spotify Technology S.A.**
Common shares	Stockholm, Sweden Music Streaming Service	3,658	$3,598,472	$4,814,292	1.68%
Global Education Learning (Holdings) Ltd.(1)**
Preferred shares, Series A	Hong Kong Education Technology	2,126,475	4,335,671	4,600,727	1.60%
Whittle Schools, LLC(1)(4)
Preferred shares, Series B	New York, NY Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.04%
Common shares		229	1,577,097	1,500,000	0.53%
Total			4,577,097	4,500,000	1.57%
Bloom Energy Corporation
Common shares	Sunnyvale, CA Fuel Cell Energy	201,589	3,855,601	4,470,054	1.56%
Gilt Groupe, Inc.
Common shares	New York, NY e-Commerce Flash Sales	248,600	6,594,433	4,338,580	1.51%
Dataminr, Inc.
Preferred shares, Series B	New York, NY Social Media Analytics	904,977	2,063,356	3,040,723	1.06%
Preferred shares, Series C		301,369	1,100,912	1,144,627	0.40%
Total			3,164,268	4,185,350	1.46%
Parchment, Inc.
Preferred shares, Series D	Scottsdale, AZ E-Transcript Exchange	3,200,512	4,000,862	4,020,940	1.40%
Ozy Media, Inc.(1)
Preferred shares, Series A	Mountain View, CA Daily News and Information Site	1,090,909	3,000,200	3,000,000	1.04%
Preferred shares, Series Seed		500,000	500,000	865,000	0.31%
Total			3,500,200	3,865,000	1.35%
Learnist Inc. (f/k/a Grockit, Inc.)(1)
Preferred shares, Series D	San Francisco, CA Online Learning Platform	2,728,252	2,005,945	2,073,472	0.72%
Preferred shares, Series E		1,731,501	1,503,670	1,499,999	0.52%
Total			3,509,615	3,573,471	1.24%
NestGSV, Inc.(2)
Preferred shares, Series C	Redwood City, CA Incubator	1,561,625	2,005,730	2,082,161	0.73%
Preferred shares, Series A		1,000,000	1,021,778	806,000	0.28%
Preferred shares, Series B		450,000	605,500	443,700	0.15%
Preferred warrants, Series C – $1.33 strike price, expire 4/9/2019		187,500	—	54,375	0.02%
Total			3,633,008	3,386,236	1.18%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/Principal	Cost	Fair Value	% of Net Assets
CUX, Inc. (d/b/a CorpU)(1)
Convertible preferred shares, Series C	San Francisco, CA Corporate Education	615,763	$2,006,077	$2,484,026	0.87%
Convertible preferred shares, Series D		169,033	778,607	801,563	0.27%
Preferred warrants, $4.59 strike price, expire 02/25/2018		16,903	—	18,424	0.01%
Total			2,784,684	3,304,013	1.15%
TrueCar, Inc.(12)
Common shares	Santa Monica, CA Online Marketplace	251,572	2,015,023	3,067,543	1.07%
SharesPost, Inc.(1)(6)
Preferred shares, Series B	San Bruno, CA Online Marketplace Finance	1,771,653	2,259,717	2,232,283	0.77%
Common warrants, $0.13 strike price, expire 6/15/2018		770,934	23,128	192,734	0.07%
Total			2,282,845	2,425,017	0.84%
DreamBox Learning, Inc.
Preferred shares, Series A-1	Bellevue, WA Education Technology	7,159,221	1,502,362	1,584,894	0.55%
Preferred shares, Series A		3,579,610	758,017	792,447	0.28%
Total			2,260,379	2,377,341	0.83%
Maven Research, Inc.(1)
Preferred shares, Series C	San Francisco, CA Knowledge Networks	318,979	2,000,447	1,999,998	0.69%
Preferred shares, Series B		49,505	217,206	249,703	0.09%
Total			2,217,653	2,249,701	0.78%
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i)(1)
Preferred shares, Class A1	New York, NY Sports Analytics	1,110,639	1,079,058	1,295,005	0.45%
Term Loan, 12%, 09/30/15***		$272,500	283,901	272,500	0.09%
Preferred warrants, $1.166 strike price, expire 09/30/2020		500,000	31,354	185,000	0.07%
Preferred warrants, $1.00 strike price, expire 11/21/2017		160,806	—	69,147	0.02%
Preferred warrants, $1.16 strike price, expire 6/21/2021		38,594	—	14,280	%
Total			1,394,313	1,835,932	0.63%
Dailybreak, Inc.(1)
Preferred shares, Series A-1	Boston, MA Social Advertising	1,878,129	2,430,950	1,070,534	0.37%
Preferred shares, Series A-2		347,666	451,236	415,618	0.15%
Total			2,882,186	1,486,152	0.52%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/Principal	Cost	Fair Value	% of Net Assets
Totus Solutions, Inc.(1)
Preferred shares, Series B	Carrollton, TX LED Lighting	11,111,110	$1,000,000	$1,000,400	0.35%
Convertible Promissory Note 6%, expire, 4/01/2016		$76,110	76,110	76,110	0.02%
Preferred shares, Series A		8,692,652	2,183,582	17,893	0.01%
Common Shares		11,307,348	2,840,591	—	—%
Total			6,100,283	1,094,403	0.38%
AlwaysOn, Inc.(2)
Preferred shares, Series A-1	Woodside, CA Social Media	4,465,925	876,023	850,000	0.30%
Preferred shares, Series A		1,141,626	1,027,391	203,011	0.07%
Preferred warrants Series A-1, $0.19 strike price, expire 12/31/2014		1,313,508	—	26,270	0.01%
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017		109,375	—	—	—%
Total			1,903,414	1,079,281	0.38%
Strategic Data Command, LLC(1)(7)
Common shares	Sunnyvale, CA Software Development	800,000	1,001,650	1,000,000	0.35%
AliphCom, Inc. (d/b/a Jawbone)
Common shares	San Francisco, CA Smart Device Company	150,000	793,152	900,000	0.31%
DianRong (fka SinoLending Ltd.)**
Preferred shares, Class A	Shanghai, China Chinese P2P Lending	6,414,368	503,235	577,293	0.20%
Preferred shares, Class B		2,333,108	250,491	250,000	0.09%
Total			753,726	827,293	0.29%
Cricket Media (fka ePals Inc.)**(1)(8)
Common shares	Herndon, VA Online Education	33,333,333	2,446,284	825,000	0.29%
GSV Sustainability Partners(2)
Preferred shares, Class A	Woodside, CA Clean Technology	1,250,000	625,000	625,000	0.22%
Common shares		100,000	10,000	10,000	—%
			635,000	635,000	0.22%
The rSmart Group, Inc.(1)
Preferred shares, Series B	Scottsdale, AZ Higher Education Learning Platform	1,201,923	1,267,240	580,386	0.20%
EdSurge, Inc.(1)
Preferred shares, Series A	Burlingame, CA Education Media Platform	494,365	500,801	503,356	0.18%
New Zoom, Inc
Preferred shares, Series A	San Francisco, CA Retail Machines	1,250,000	260,476	336,408	0.12%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/Principal	Cost	Fair Value	% of Net Assets
Neuron Fuel, Inc.
Preferred shares, Series AAI	San Jose, CA Computer Software	250,000	$262,530	$287,082	0.10%
4C Insights (f.k.a The Echo Systems Corp.)
Preferred shares, Series A	Chicago, IL Social Data Platform	512,365	1,436,404	245,423	0.09%
Earlyshares.com
Preferred shares, Series A	Miami, FL Equity Crowd Funding	149,144	234,159	224,999	0.08%
Odesk Corporation
Common Shares	Redwood City, CA Online Workplace Platform	30,000	183,269	174,223	0.06%
Total Portfolio Investments			282,964,208	367,037,838	127.83%
U.S. Treasury
U.S. Treasury Bill, 0%, due 7/3/2014		$80,000,000	80,000,445	80,000,000	27.86%
U.S. Treasury Strips(13)
United States Treasury Strip Coupon, 0.00% due 08/15/2016		$1,851,000	1,821,805	1,830,233	0.64%
United States Treasury Strip Coupon, 0.00% due 02/15/2016		$1,834,000	1,818,002	1,825,270	0.64%
United States Treasury Strip Coupon, 0.00% due 08/15/2015		$1,823,000	1,816,053	1,819,536	0.63%
United States Treasury Strip Coupon, 0.00% due 02/15/2015		$1,816,000	1,813,612	1,814,692	0.63%
United States Treasury Strip Coupon, 0.00% due 08/15/2014		$1,813,000	1,812,754	1,812,855	0.63%
Total			9,082,226	9,102,586	3.17%
Total Investments			$372,046,879	$456,140,424	158.86%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.
***	Investment is income producing.
(1)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.
(2)	Denotes a Control Investment. “Control Investments” are investments in those companies that are “Controlled Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Company” of GSV Capital Corp. if GSV Capital Corp. owns 25% or more of the voting securities of such company.
(3)	GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

(4)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment whose economics are derived from the value of Avenues Global Holdings LLC.
(5)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.
(6)	GSV Capital Corp.’s investment in SharesPost, Inc. is held through its wholly-owned subsidiary SPNPM Holdings, LLC.
(7)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly-owned subsidiary GSVC SVDS Holdings, Inc.
(8)	On October 22, 2013, Cricket Media (fka ePals Inc.), priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. GSV Capital Corp.’s shares in Cricket Media (fka ePals Inc.), are subject to a lock-up agreement which expired on February 23, 2014. At June 30, 2014, GSV Capital Corp. valued Cricket Media (fka ePals Inc.), based on its June 30, 2014 closing price less 17.5%. GSV Capital Corp.’s Chief Executive Officer, Michael Moe is a Board member of Cricket Media (fka ePals Inc.), which subjects GSV Capital Corp. to insider trading restrictions under Canadian securities law. As such, the Company has applied a 17.5% discount to reflect the aforementioned trading restrictions.
(9)	On November 6, 2013, Twitter, Inc., priced its initial public offering, selling 70,000,000 shares at a price of $26 per share. GSV Capital Corp.’s shares in Twitter, Inc. are subject to a lock-up agreement which expired on May 5, 2014. At June 30, 2014, GSV Capital Corp. valued Twitter, Inc., based on its June 30, 2014 closing price.
(10)	On November 12, 2013, Chegg, Inc., priced its initial public offering, selling 14,400,000 shares at a price of $12.50 per share. GSV Capital Corp.’s shares in Chegg, Inc. are subject to a lock-up agreement which expired on May 11, 2014. At June 30, 2014, GSV Capital Corp. valued Chegg, Inc., based on its June 30, 2014 closing price.
(11)	On March 28, 2014, 2U, Inc. (f/k/a 2tor, Inc.) priced its initial public offering, selling 9,175,000 shares at a price of $13 per share. GSV Capital Corp.’s shares in 2U, Inc. (f/k/a 2tor, Inc.) are subject to a lock-up agreement which expires on September 24, 2014. At June 30, 2014, GSV Capital Corp. valued 2U, Inc. (f/k/a 2tor, Inc.), based on its June 30, 2014 closing price, adjusted for a discount due to lack of marketability of 13.0%. Michael Moe is a Board member of 2U, Inc. (f/k/a 2tor, Inc.).
(12)	On May 15, 2014, TrueCar, Inc. priced its initial public offering, selling 7,775,000 shares at a price of $14 per share. GSV Capital Corp.’s shares in TrueCar, Inc. are subject to a lock-up agreement which expires on Novemenber 11, 2014. At June 30, 2014, GSV Capital Corp. valued TrueCar, Inc., based on its June 30, 2014 closing price, adjusted for a discount due to lack of marketability of 17.5%.
(13)	Refer to Note 9 — Long Term Liabilities. In accordance with the terms of its Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with the trustee. These funds were used to purchase $10,845,236 of government securities. The cost of the US Treasury Strips approximates their fair value at June 30, 2014. On February 15, 2014, 1 US Treasury Strip with a cost of $1,790,785 matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement.

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
Twitter, Inc.(11)**
Common shares	San Francisco, CA Social Communication	1,900,600	$32,991,111	$102,822,460	35.71%
Palantir Technologies, Inc.
Common shares, Class A	Palo Alto, CA Cyber Security	7,145,690	20,051,479	32,119,877	11.15%
Preferred shares, Series G		326,797	1,008,968	1,718,953	0.60%
Total			21,060,447	33,838,830	11.75%
Dropbox, Inc.
Common share	San Francisco, CA Online Storage	760,000	8,641,153	9,181,012	3.19%
Preferred shares, Series A-1		552,486	5,015,333	6,674,185	2.32%
Total			13,656,486	15,855,197	5.51%
Coursera, Inc.
Preferred shares, Series B	Mountain View, CA Online Education	2,961,399	14,519,443	14,519,443	5.04%
Control4 Corporation(8)**
Common shares	Salt Lake City, UT Home Automation	782,789	7,010,762	13,300,129	4.62%
2U, Inc. (f/k/a 2tor, Inc.)
Common shares	Landover, MD Online Education	1,151,802	8,758,193	9,875,206	3.43%
Preferred shares, Series A		167,431	1,273,125	1,435,503	0.50%
Total			10,031,318	11,310,709	3.93%
Solexel, Inc.
Preferred shares, Series C	Milpitas, CA Solar Power	5,034,324	11,017,561	11,286,628	3.92%
Avenues Global Holdings, LLC(2)
Preferred shares, Junior Preferred Stock	New York, NY Globally Focused Private School	10,014,270	10,150,484	10,014,270	3.48%
Curious.com Inc.(1)
Preferred shares, Series B	Menlo Park, CA Online Education	2,839,861	10,000,003	10,000,003	3.47%
PayNearMe, Inc.(1)		3,914,535	10,000,001	10,000,000	3.47%
Preferred shares, Series E	Sunnyvale, CA Cash Payment Network
Facebook, Inc.**
Common Shares, Class A	Menlo Park, CA Social Networking	175,000	5,236,147	9,563,750	3.32%
SugarCRM, Inc.
Common shares	Cupertino, CA Customer Relationship Manager	1,899,799	6,799,272	7,219,236	2.51%
Preferred shares, Series E		373,134	1,500,522	2,160,437	0.75%
Total			8,299,794	9,379,673	3.26%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
Chegg, Inc.(12)**
Common shares	Santa Clara, CA Textbook Rental	1,182,792	$14,022,863	$8,551,589	2.97%
ZocDoc Inc.
Preferred shares, Series A	New York, NY Online Medical Scheduling	200,000	3,563,178	3,926,702	1.36%
Common Stock		111,866	1,734,878	2,196,322	0.76%
Total			5,298,056	6,123,024	2.12%
Knewton, Inc.
Preferred shares, Series E	New York, NY Education Technology Company	375,985	4,999,999	4,999,999	1.74%
JAMF Holdings, Inc.
Preferred shares, Series B	Minneapolis, MN Mobile Device Management	36,720	4,999,964	4,999,964	1.74%
Whittle Schools, LLC(1)(3)
Preferred shares, Series B	New York, NY Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.04%
Common shares		229	1,531,734	1,500,000	0.52%
Total			4,531,734	4,500,000	1.56%
Spotify Technology S.A.**
Common shares	Stockholm, Sweden Music Streaming Service	3,658	3,598,472	4,443,409	1.54%
Global Education Learning (Holdings) Ltd.(1)**
Preferred shares, Series A	Hong Kong Education Technology	2,126,475	4,335,671	4,338,009	1.51%
StormWind, LLC(1)(5)
Preferred shares, Series B	Scottsdale, AZ Interactive Learning Platform	3,279,629	2,019,687	4,205,142	1.46%
Violin Memory, Inc.(9)**
Common Shares	Mountain View, CA Memory Flash	1,247,498	14,819,618	4,204,068	1.46%
Dataminr, Inc.
Preferred shares, Series B	New York, NY Social Media Analytics	904,977	2,063,356	2,934,840	1.02%
Preferred shares, Series C		301,369	1,100,909	1,099,997	0.38%
Total			3,164,265	4,034,837	1.40%
Gilt Groupe, Inc.
Common shares	New York, NY e-Commerce Flash Sales	248,600	6,594,433	4,024,389	1.40%
Parchment, Inc.
Preferred shares, Series D	Scottsdale, AZ E-Transcript Exchange	3,200,512	4,000,862	4,000,640	1.39%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Ozy Media, Inc.(1)
Preferred shares, Series A	Mountain View, CA Daily News and Information Site	1,090,909	$3,000,200	$3,000,000	1.04%
Preferred shares, Series Seed		500,000	500,000	865,000	0.30%
Total			3,500,200	3,865,000	1.34%
Totus Solutions, Inc.(1)
Common shares	Carrollton, TX LED Lighting	11,307,348	2,840,391	576,675	0.20%
Preferred shares, Series A		8,692,652	2,183,582	2,173,163	0.75%
Preferred shares, Series B		11.111,110	1,000,000	1,001,001	0.35%
Total			6,023,973	3,750,839	1.30%
Fullbridge, Inc.(1)
Preferred shares, Series C	Cambridge, MA Business Education	1,728,724	3,193,444	3,114,120	1.08%
Term Loan, 10%, 3/31/14***		$250,000	262,612	250,000	0.09%
Term Loan, 10%, 3/31/14***		$250,000	241,239	250,000	0.09%
Common warrants, $0.91 strike price, expire 3/22/2020		186,170	67,021	126,362	0.04%
Common warrants, $0.91 strike price, expire 10/09/2018		82,418	9,901	—	— %
Common warrants, $0.91 strike price, expire 12/10/2018		82,418	9,799	—	— %
Total			3,784,016	3,740,482	1.30%
Bloom Energy Corporation
Common shares	Sunnyvale, CA Fuel Cell Energy	201,589	3,855,601	3,731,264	1.30%
Learnist Inc. (f/k/a Grockit, Inc.)(1)(11)
Preferred shares, Series D	San Francisco, CA Online Learning Platform	2,728,252	2,005,945	2,073,472	0.72%
Preferred shares, Series E		1,731,501	1,503,670	1,499,999	0.52%
Total			3,509,615	3,573,471	1.24%
CUX, Inc. (d/b/a CorpU)(1)
Common Stock	San Francisco, CA Corporate Education	615,763	2,006,077	2,229,678	0.77%
Convertible preferred shares, Series D		169,033	778,607	697,041	0.24%
Preferred warrants, $4.59 strike price, expire 02/25/2018		16,903	—	—	— %
Total			2,784,684	2,926,719	1.01%
SharesPost, Inc.(6)
Preferred shares, Series B	San Bruno, CA Online Marketplace Finance	1,771,653	2,259,716	2,232,283	0.78%
Common warrants, $0.13 strike price, expire 6/15/2018		770,934	23,128	115,640	0.04%
Total			2,282,844	2,347,923	0.82%
TrueCar, Inc.
Common shares	Santa Monica, CA Online Marketplace	377,358	2,014,863	2,299,997	0.80%
DreamBox Learning, Inc.
Preferred shares, Series A-1	Bellevue, WA Education Technology	7,159,221	1,502,362	1,503,436	0.52%
Preferred shares, Series A		3,579,610	758,017	751,718	0.26%
Total			2,260,379	2,255,154	0.78%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Maven Research, Inc.(1)
Preferred shares, Series C	San Francisco, CA Knowledge Networks	318,979	$2,000,447	$1,999,998	0.69%
Preferred shares, Series B		49,505	217,206	249,505	0.09%
Total			2,217,653	2,249,503	0.78%
Silver Spring Networks, Inc.**
Common shares	Redwood City, CA Smart Grid	102,028	5,145,271	2,142,588	0.74%
NestGSV, Inc.(1)
Preferred shares, Series A	Redwood City, CA Incubator	1,000,000	1,021,778	1,188,137	0.41%
Preferred shares, Series B		450,000	605,500	594,068	0.21%
Total			1,627,278	1,782,205	0.62%
ePals Inc.**(1)(10)
Common shares	Herndon, VA Online Education	33,333,333	2,444,759	1,666,667	0.58%
Common warrants, 0.075 CAD strike price, expire 4/30/2014		11,111,111	—	33,333	0.01%
Total			2,444,759	1,700,000	0.59%
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i)(1)
Preferred shares, Class A1	New York, NY Sports Analytics	1,033,452	989,058	1,168,847	0.41%
Preferred warrants, $1.00 strike price, expire 11/21/2017		500,000	31,354	150,000	0.05%
Term Loan, 12%, 09/30/15***		$250,000	261,030	250,000	0.09%
Preferred warrants, $1.166 strike price, expire 09/30/2020		160,806	—	64,322	0.02%
Total			1,281,442	1,633,169	0.57%
Dailybreak, Inc.(1)
Preferred shares, Series A-1	Boston, MA Social Advertising	1,878,129	2,430,950	1,211,393	0.42%
Strategic Data Command, LLC(1)(7)
Common shares	Sunnyvale, CA Software Development	800,000	1,001,650	1,046,830	0.36%
The rSmart Group, Inc.(1)
Preferred shares, Series B	Scottsdale, AZ Higher Education Learning Platform	1,201,923	1,267,240	857,302	0.30%
SinoLending Ltd.**
Preferred shares, Class A	Shanghai, China Chinese P2P Lending	6,414,368	503,235	577,293	0.20%
Preferred shares, Class B		2,333,108	250,491	247,163	0.09%
Total			753,726	824,456	0.29%
AlwaysOn, Inc.(1)
Preferred shares, Series A-1	Woodside, CA Social Media	3,152,417	624,783	600,000	0.21%
Preferred shares, Series A		1,066,626	1,027,391	203,011	0.07%
Total			1,652,174	803,011	0.28%
AliphCom, Inc. (d/b/a Jawbone)
Common Stock	San Francisco, CA Smart Device Company	150,000	793,152	782,189	0.27%

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
NestGSV Silicon Valley, LLC(1)(4)
Common membership interest	Redwood City, CA Incubator	$500,000	$500,000	$557,084	0.19%
New Zoom, Inc
Preferred shares, Series A	San Francisco, CA Retail Machines	1,250,000	260,476	308,660	0.11%
Neuron Fuel, Inc.
Preferred shares, Series AAI	San Jose, CA Computer Software	250,000	262,530	264,941	0.09%
4C Insights (f.k.a The Echo Systems Corp.)
Preferred shares, Series A	Chicago, IL Social Data Platform	512,365	1,436,404	229,234	0.08%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	—	— %
Total			1,512,392	229,234	0.08%
Odesk Corporation
Common Shares	Redwood City, CA Online Workplace Platform	30,000	183,269	184,077	0.06%
Total Portfolio Investments			279,709,118	355,383,653	123.41%
United States Treasury Strip 02/15/2014		$1,791,000	1,790,785	1,790,839	0.62%
United States Treasury Strip 02/15/2015		$1,816,000	1,810,625	1,811,987	0.63%
United States Treasury Strip 02/15/2016		$1,834,000	1,810,323	1,816,540	0.63%
United States Treasury Strip 08/15/2014		$1,813,000	1,811,187	1,812,094	0.63%
United States Treasury Strip 08/15/2015		$1,823,000	1,811,205	1,813,411	0.63%
United States Treasury Strip 08/15/2016		$1,851,000	1,811,111	1,820,329	0.63%
Total			10,845,236	10,865,200	3.77%
Total Investments			$290,554,354	$366,248,853	127.18%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.
***	Investment is income producing.
(1)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.
(2)	GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.
(3)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is a derivative investment with economics linked to Avenues Global Holdings LLC.
(4)	GSV Capital Corp.’s investment in NestGSV Silicon Valley, LLC is held through its wholly-owned subsidiary GSVC NG Holdings, Inc.
(5)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

(6)	GSV Capital Corp.’s investment in SharesPost, Inc. is held through its wholly-owned subsidiary SPNPM Holdings, LLC.
(7)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly-owned subsidiary GSVC SVDS Holdings, Inc.
(8)	On August 2, 2013, Control4 Corporation priced its initial public offering, selling 4,000,000 shares at a price of $16 per share. GSV Capital Corp.’s shares in Control4 are subject to a lock-up agreement which expired on January 29, 2014. At December 31, 2013, GSV Capital Corp. valued Control4 Corporation based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 4%.
(9)	On September 27, 2013, Violin Memory Inc. priced its initial public offering, selling 18,000,000 shares at a price of $9 per share. GSV Capital Corp.’s shares in Violin Memory Inc. are subject to a lock-up agreement which expired on March 26, 2014. At December 31, 2013, GSV Capital Corp. valued Violin Memory Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.
(10)	On October 22, 2013, ePals, Inc. priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. GSV Capital Corp.’s shares in ePals, Inc. are subject to a lock-up agreement which expired on February 23, 2014. At December 31, 2013, GSV Capital Corp. valued ePals, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 8%.
(11)	On November 6, 2013, Twitter, Inc. priced its initial public offering, selling 70,000,000 shares at a price of $26 per share. GSV Capital Corp.’s shares in Twitter, Inc. are subject to a lock-up agreement which expired on May 5, 2014. At December 31, 2013, GSV Capital Corp. valued Twitter, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.
(12)	On November 12, 2013, Chegg, Inc. priced its initial public offering, selling 14,400,000 shares at a price of $12.50 per share. GSV Capital Corp.’s shares in Chegg, Inc. are subject to a lock-up agreement which expired on May 11, 2014. At December 31, 2013, GSV Capital Corp. valued Chegg, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.
(13)	Refer to Note 9 — Long Term Liabilities. In accordance with the terms of its Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with the trustee. These funds were used to purchase $10,845,236 of government securities. The cost of the US Treasury Strips approximates their fair value at December 31, 2013.

See notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

GSV Capital Corp. (the “Company”, “we”, “our” or “GSV Capital”) was formed in September 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is managed by GSV Asset Management, LLC (“GSV Asset Management”).

The Company’s date of inception is January 6, 2011, which is the date it commenced its development stage activities. The Company’s shares are currently listed on the NASDAQ Capital Market under the symbol “GSVC”. The Company began its investment operations during the second quarter.

On April 13, 2012, the Company formed a wholly-owned subsidiary, GSV Capital Lending, LLC (“GCL”), a Delaware limited liability company, which was formed to originate portfolio loan investments within the state of California.

On November 28, 2012, the Company formed the following wholly-owned subsidiaries: GSVC AE Holdings, Inc. (“GAE”), GSVC AV Holdings, Inc. (“GAV”), GSVC NG Holdings, Inc. (“GNG”), GSVC SW Holdings, Inc. (“GSW”) and GSVC WS Holdings, Inc. (“GWS”). On July 12, 2013, the Company formed a wholly-owned subsidiary, SPNPM Holdings LLC (“SPNPM”). On August 13, 2013, the Company formed a wholly-owned subsidiary, GSVC SVDS Holdings, Inc. (“SVDS”). Collectively, these entities are known as the “GSVC Holdings”, all Delaware corporations, formed to hold portfolio investments.

The Company’s investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. The Company invests principally in the equity securities of venture capital-backed and rapidly growing emerging companies. The Company may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet its investment criteria.

Summary of Significant Accounting Policies

Basis of Presentation

The interim consolidated financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of financial statements for the interim period have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending December 31, 2014. The interim unaudited consolidated financial statements and notes hereto should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Basis of Consolidation

Under Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company, a controlled operating company which provides substantially all of its services and benefits to us and certain entities established for tax purposes where we hold a 100% interest. Accordingly, our financial statements include our accounts and the accounts of the GSVC Holdings and GCL, our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. We began consolidating the GSVC Holdings during the quarter ended September 30, 2012.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Use of Estimates

The preparation of consolidated financial statements requires the Company to make a number of significant estimates. These include estimates of fair value of certain assets and liabilities and other estimates that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates will occur in the near term. Our estimates are inherently subjective in nature and actual results could differ from our estimates and the differences could be material.

Investments

The Company applies fair value accounting in accordance with GAAP. The Company generally values its assets on a quarterly basis, or more frequently if required under the 1940 Act. Securities for which market quotations are readily available on an exchange are valued at the closing price of such security on the valuation date; however, if they are subject to restrictions upon sale (such as to lock-up restrictions), they are discounted accordingly. The Company may also obtain quotes with respect to certain of its investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of GSV Asset Management, the Board or the Valuation Committee of the Board (the “Valuation Committee”), does not represent fair value, shall each be valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;
3.	An independent third-party valuation firm is engaged by, or on behalf of, the Valuation Committee to conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material investments;
4.	The Valuation Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of GSV Asset Management and the independent third-party valuation firm; and,
5.	The Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based upon input of GSV Asset Management, estimates from the independent valuation firm and the recommendations of the Valuation Committee.

In making our good faith determination of the fair value of investments, we consider valuation methodologies consistent with industry practice. Valuation methods, among other measures and as applicable, may include comparisons to prices from secondary market transactions and recent venture capital financings, analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. The Company assigns a weighting based upon the relevance of each factor to determine the fair value of each investment.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private equity

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1.  Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities, exchange-traded derivatives, and most U.S. Government and agency securities).

Level 2.  Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);
c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and,
d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3.  Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private equity investments).

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore gains and losses for such assets and liabilities categorized within the Level 3 table set forth in Note 3 may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Valuation of Financial Instruments

The carrying amounts of our financial instruments, consisting of cash, receivables, accounts payable, and accrued expenses, approximate fair value due to their short-term nature. The embedded derivative liability is carried at fair value.

Securities Transactions

Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Portfolio Company Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual directly or indirectly owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist when a company or individual directly or indirectly owns, controls or holds the power to vote 5% or more of the outstanding voting securities of another person. Refer to the Consolidated Schedules of Investments as of June 30, 2014 and December 31, 2013, respectively, for details regarding the nature and composition of the Company’s portfolio.

Cash

The Company places its cash with U.S. Bank, N.A. First Republic Bank, N.A., and Silicon Valley Bank, and at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company may invest a portion of its cash in money market funds, within limitations of the 1940 Act.

Restricted Cash

Restricted Cash consists of excess funds remaining in escrow from the purchase of the government securities that will be used to make the scheduled interest payments on the Convertible Senior Notes. See Note 9 for further detail. As of June 30, 2014, and December 31, 2013, respectively, the Company had Restricted Cash of $22,139 and $22,264 which is included on the Consolidated Statements of Assets and Liabilities.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Sales:  Gains or losses on the sale of investments are determined using the specific identification method.

Interest:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividends:  Dividend income is recognized on the ex-dividend date.

Investment Transaction Costs and Escrow Deposits

Commissions and other costs associated with an investment transaction, including legal expenses not reimbursed by the issuer, are included in the cost basis of purchases and deducted from the proceeds of sales. The Company makes certain acquisitions on the secondary markets which may involve making deposits to

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

escrow accounts until certain conditions are met including the underlying private company’s right of first refusal. If the underlying private company does not exercise or assign its right of first refusal and all other conditions are met, then the funds in the escrow account are delivered to the seller and the account is closed. These transactions are reflected on the Statement of Assets and Liabilities as Escrow deposits. At June 30, 2014, and December 31, 2013, the Company had $0 in Escrow deposits.

Unrealized Appreciation or Depreciation on Investments

Unrealized appreciation or depreciation is calculated as the difference between the fair value of the investment and the cost basis of such investment.

U.S. Federal and State Income Taxes

The Company was taxed as a regular corporation (a “C corporation”) under subchapter C of the Internal Revenue Code of 1986, as amended, for its 2012 taxable year. The Company uses the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recorded for tax loss carryforwards and temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. Certain tax attributes may be subject to limitations on timing and usage. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Beginning with its 2013 taxable year, the Company may elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), if the Company is able to satisfy the requirements under subchapter M of the Code. If we are not certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for our 2013 taxable year, we will not be eligible to elect to be treated as a RIC for our 2013 taxable year. Although we have filed an application with the SEC for this certification, there can be no assurance that we will receive it, or that we will otherwise qualify as a RIC for our 2013 taxable year. If we are unable to qualify as a RIC, we will continue to be taxed as a C corporation under the Code for our 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to obtain this certification. In order to qualify as a RIC, among other things, the Company is required to distribute to its stockholders on a timely basis at least 90% of investment company taxable income, as defined by the Code, for each year, and meet certain asset diversification requirements on a quarterly basis. So long as the Company qualifies and maintains its status as a RIC, it generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company. Included in the Company’s consolidated financial statements, the GSVC Holdings are taxable subsidiaries of the RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in the Company’s consolidated financial statements. At the present time, the Company cannot assure you that it will be eligible to elect to be taxed as a RIC for its 2013 taxable year. If it is not treated as a RIC for 2013, the Company will be taxed as a C corporation under the Code for the 2013 taxable year. Until such time as it qualifies and elects to be taxed as a RIC, GSV will provide for income taxes, if any, as a C Corp. The Company intends to elect to be taxed as a RIC for its 2014 taxable year, if management determines that it is in the Company’s best interests to do so.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” of being

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position has met the “more-likely-than-not” threshold. The Company classifies penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof.

Deferred Credit Facility Fees

On December 31, 2013, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank, pursuant to which Silicon Valley Bank agreed to provide the Company with a new $18 million credit facility (the “Credit Facility”). The Company incurred $288,249 of legal costs and other fees in connection with opening the Credit Facility. As of June 30, 2014, of the total costs of $288,249 incurred, $189,940 remains to be amortized and is included within deferred credit facility fees on the Consolidated Statements of Assets and Liabilities.

Offering Costs

Offering costs include legal fees and other costs pertaining to public offerings. In accordance with ASC 340-10, the Company deferred offering costs of $241,010 associated with the registration statement filed on September 23, 2013 on form N-2 with the Securities and Exchange Commission (the “SEC”) to register the Company’s common stock, preferred stock, subscription rights, debt securities, and warrants under the Securities Act of 1933, as amended. If the registration statement is declared effective by the SEC and the Company’s securities are offered pursuant to the registration statement, the Company will reclassify the deferred offering costs into additional paid-in capital for equity offerings and will amortize the offering costs related to any debt securities issued.

Per Share Information

Basic earnings (loss) per common share, is computed using the weighted average number of shares outstanding for the period presented. Diluted earnings per share is computed by dividing net income (loss) for the period by the weighted average number of common shares outstanding plus any potentially dilutive shares outstanding during the period. The Company used the if-converted method to determine the number of potentially dilutive shares outstanding. Refer to footnote 5 for further detail.

Capital Accounts

Certain capital accounts including undistributed net investment income or loss, accumulated net realized gain or loss, net unrealized appreciation or depreciation, and paid-in capital in excess of par, are adjusted, at least annually, for permanent differences between book and tax. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP. GAAP requires that certain components of net assets relating to permanent differences are to be reclassified between financial statement reporting and tax reporting. These reclassifications have no effect on the net assets or net asset value per share and are intended to enable the Company’s stockholders to determine the amount of accumulated and undistributed earnings they potentially could receive in the future and on which they could be taxed.

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company entered into an investment advisory agreement with GSV Asset Management (the “Advisory Agreement”) in connection with its initial public offering. Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2% of gross assets, and an annual incentive fee equal to the lesser of (i) 20% of the Company’s realized capital gains during each calendar year, if any,

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. GSV Asset Management earned $1,933,663 and $3,689,859 in base management fees and $0 in incentive fees for the three and six months ended June 30, 2014, respectively. GSV Asset Management earned $1,246,378 and $2,529,977 in base management fees and $0 in incentive fees for the three and six months ended June 30, 2013, respectively. For the three and six months ended June 30, 2014, respectively, we accrued incentive fees of $844,633, and $1,814,285, in accordance with the AICPA’s TPA (TIS 6910.2) which considers the hypothetical liquidation value of our investment portfolio as of the measurement date.

As of June 30, 2014, we were owed $35,406 from GSV Capital Service Company, LLC, for the prepayment of overhead expenses as well as California Franchise Board fees. In addition as of June 30, 2014, we owed GSV Asset Management $9,647, which relates to the reimbursement of expenses paid for by GSV Asset Management that were the responsibility of the Company.

As of December 31, 2013, we were owed $3,039 from GSV Capital Service Company, LLC for reimbursement of expenses paid for by us that were the responsibility of GSV Asset Management. In addition as of December 31, 2013, we owed GSV Asset Management $563,978, which relates to the reimbursement of expenses paid for by GSV Asset Management that were the responsibility of the Company.

Administration Agreement

The Company entered into an administration agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping, record keeping services and other administrative services, in connection with its initial public offering and ongoing operations. The Company reimburses GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. There were $929,701 and $1,838,233 in such costs incurred under the Administration Agreement for the three and six months ended June 30, 2014, respectively. There were $709,885 and $1,597,869 in such costs incurred under the Administration Agreement for the three and six months ended June 30, 2013, respectively.

License Agreement

The Company entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant the Company a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, the Company has the right to use the GSV name for so long as the Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, the Company has no legal right to the “GSV” name.

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE

The Company’s investments in portfolio companies consist primarily of equity securities (such as common stock, preferred stock and warrants to purchase common and preferred stock) and to a lesser extent, debt securities, issued by private and publicly traded companies. The Company may from time to time, invest in U.S. Treasury Securities. At June 30, 2014, Investments in United States Treasury Bill and Payable for securities purchased, relate to the purchase of the United States Treasury Bill on margin that settled on June 30, 2014. The payable was subsequently repaid on July 3, 2014 when the United States Treasury Bill matured and the $8.0 million margin deposit which was posted as collateral was returned. The following table summarizes the composition of the Company’s investment portfolio by security type at cost and fair value as of June 30, 2014 and December 31, 2013.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

	June 30, 2014 (Unaudited)		December 31, 2013
	Cost	Fair Value	Cost	Fair Value
Private Portfolio Companies:
Common Stock	$60,681,150	$87,595,350	$70,404,617	$81,410,161
Preferred Stock	160,114,453	169,119,155	126,151,898	129,925,500
Common Membership Interest	—	—	500,000	557,084
Term Loans	360,011	348,610	764,881	750,000
Warrants	301,196	594,355	217,191	489,657
Subtotal – Private Portfolio Companies	221,456,810	257,657,470	198,038,587	213,132,402
Publicly Traded Portfolio Companies:
Common Stock	61,507,398	109,380,368	81,670,531	142,251,251
Total Private and Publicly Traded Portfolio Companies:	282,964,208	367,037,838	279,709,118	355,383,653
Non-Portfolio Investments	89,082,671	89,102,586	10,845,236	10,865,200
Total Investments	$372,046,879	$456,140,424	$290,554,354	$366,248,853

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2014 and December 31, 2013 are as follows:

	As of June 30, 2014 (Unaudited)
	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Private Portfolio Companies:
Common Stock	$—	$—	$87,595,350	$87,595,350
Preferred Stock	—	—	169,119,155	169,119,155
Term Loans	—	—	348,610	348,610
Warrants	—	—	594,355	594,355
Subtotal – Private Portfolio Companies	—	—	257,657,470	257,657,470
Publicly Traded Portfolio Companies:
Common Stock	86,194,438	23,185,930	—	109,380,368
Total Private and Publicly Traded Portfolio Companies:	86,194,438	23,185,930	257,657,470	367,037,838
U.S. Treasury Bill	80,000,000	—	—	80,000,000
U.S. Treasury Strips	9,102,586	—	—	9,102,586
Total Assets at Fair Value	$175,297,024	$23,185,930	$257,657,470	$456,140,424
Liabilities:
Embedded Derivative	—	—	159,000	159,000
Total Liabilities at Fair Value	$—	$—	$159,000	$159,000

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

	As of December 31, 2013
	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Private Portfolio Companies:
Common Stock	$—	$—	$81,410,161	$81,410,161
Preferred Stock	—	—	129,925,500	129,925,500
Common Membership Interest	—	—	557,084	557,084
Term Loans	—	—	750,000	750,000
Warrants	—	—	489,657	489,657
Subtotal – Private Portfolio Companies	—	—	213,132,402	213,132,402
Publicly Traded Portfolio Companies:
Common Stock	11,706,338	130,544,913	—	142,251,251
Total Private and Publicly Traded Portfolio Companies:	11,706,338	130,544,913	213,132,402	355,383,653
U.S. Treasury Strip	10,865,200	—	—	10,865,200
Total Assets at Fair Value	$22,571,538	$130,544,913	$213,132,402	$366,248,853
Liabilities:
Embedded Derivative	—	—	799,000	799,000
Total Liabilities at Fair Value	$—	$—	$799,000	$799,000

The table below presents the valuation techniques and the nature of significant inputs used to determine the fair values of our Level 3 investments and embedded derivative as of June 30, 2014.

Asset	Fair Value	Valuation Techniques	Unobservable inputs	Range (Average)
Common stock in private companies	$87,595,350	Market approach	Precedent transactions	N/A
		Income approach	Revenue multiples	1.6x – 5.0x(3.2x)
			EBIT multiples	10.30x – 35.00x(17.4x)
			Discount rate	30% – 35%(33%)
Preferred stock in private companies	169,119,155	Market approach	Precedent transactions	N/A
		Income approach	Revenue multiples	2.0x – 6.2x(4.4x)
			EBIT multiples	9.0x – 35.0x(22.9x)
			Discount rate	35% – 45%(39%)
Term Loans	348,610	Market approach	Precedent transactions	N/A
Warrants	594,355	Option pricing model	Term to expiration	0.50 – 3.66(2.21)
			Stock price	0.13 – 4.59(1.42)
			Volatility	30% – 50%(41%)
Embedded Derivative	159,000	Binomial Lattice Model	Strike Price	16.26
			Volatility	50%
			Annual risk rate	15%

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The significant unobservable inputs used in determining the fair value of the assets and liabilities are shown above. Increases (decreases) in revenue multiples, EBIT multiples, time to expiration, and stock price/strike price would result in higher (lower) fair values all else equal. Decreases (increases) in discount rates, volatility, and annual risk rates, would result in higher fair values all else equal.

The Company applied the binomial lattice model to value the embedded derivative using a “with-and-without method,” where the value of the convertible senior notes including the embedded derivative, is defined as the “with”, and the value of the convertible senior notes excluding the embedded derivative, is defined as the “without”. This method estimates the value of the embedded derivative by looking at the difference in the values between the convertible senior notes with the embedded derivative and the value of the convertible senior notes without the embedded derivative. The lattice model requires the following inputs: (i) strike price; (ii) estimated stock volatility; and (iii) annual risk rate.

The aggregate values of Level 3 portfolio investments and embedded derivative changed during the six months ended June 30, 2014 and the year ended December 31, 2013 as follows:

	Six months ended June 30, 2014 (Unaudited)
	Common Stock	Preferred Stock	Common Membership Interest	Term Loan	Warrants	Embedded Derivative	Total
Assets:
Fair value as of December 31, 2013	$81,410,161	$129,925,500	$557,084	$750,000	$489,657	$—	$213,132,402
Purchases of investments	1,782,541	30,522,699	—	3,163,116	159,993	—	35,628,349
Sales of investments	—	—	—	—	(75,988)	—	(75,988)
Exercises, conversions and assignments – In(1)	1,273,125	6,074,063	—	—	—	—	7,347,188
Exercises, conversions and assignments – Out(1)	(2,006,077)	(1,273,125)	(500,000)	(3,567,986)	—	—	(7,347,188)
Change in unrealized appreciation (depreciation) included in earnings	23,059,356	3,870,018	(57,084)	3,480	20,693	—	26,896,463
Transfers Out of Level 3	(17,923,756)	—	—	—	—	—	(17,923,756)
Fair Value as of June 30, 2014	$87,595,350	$169,119,155	$—	$348,610	$594,355	$—	$257,657,470
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of June 30, 2014	$17,534,404	$5,393,478	$(57,084)	$3,480	$20,693	$—	$22,894,971
Liabilities:
Fair Value of December 31, 2013	$—	$—	$—	$—	$—	$799,000	$799,000
Gain on fair value adjustment for embedded derivative	—	—	—	—	—	(640,000)	(640,000)
Fair Value as of June 30, 2014	$—	$—	$—	$—	$—	$159,000	$159,000

(1)	During the six months ended June 30, 2014, the Company’s portfolio investments had the following corporate actions which are reflected above:

Portfolio Company	Transfer from	Transfer to
2U, Inc. (f/k/a 2tor, Inc.)	Preferred shares, Series A	Common Stock
Fullbridge, Inc.	Term loan, 10%, 3/31/15	Preferred shares, Series D
CUX, Inc. (d/b/a CorpU)	Common Stock	Convertible preferred shares, Series C
NestGSV Silicon Valley, LLC	Common Membership Interest	Preferred shares, Series C

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

Portfolio Company	Transfer from	Transfer to
NestGSV, Inc.	Convertible Promissory Note, 12%, 6/30/14	Preferred shares, Series C
NestGSV, Inc.	Convertible Promissory Note, 12%, 6/30/14	Preferred shares, Series C
Fullbridge, Inc.	Convertible Promissory Note, 10%, 2/16/15	Preferred shares, Series D

	Year ended December 31, 2013
	Common Stock	Preferred Stock	Common Membership Interest	Term Loans	Warrants	Embedded Derivative	Total
Assets:
Fair value as of December 31, 2012	$112,855,675	$100,853,882	$500,000	$—	$223,062	$—	$214,432,619
Purchases of investments	8,248,157	59,273,379	—	1,242,325	19,700	—	68,783,561
Exercises, conversions and assignments – In(1)	26,442,820	(26,509,841)	—	—	67,021	—	—
Sales and settlements	—	10,091,058	—	(459,799)	—	—	9,631,259
Realized loss included in earnings	(953,811)	(27,463,851)	—	(15,488)			(28,433,150)
Exercises, conversions and assignments – Out(1)	(2,000,000)	2,000,000	—	—	—	—	—
Change in unrealized appreciation (depreciation) included in earnings	62,256,476	19,839,371	57,084	(17,038)	179,874		82,315,767
Transfers Out of Level 3	(125,439,156)	(8,158,498)	—	—	—	—	(133,597,654)
Fair Value as of December 31, 2013	$81,410,161	$129,925,500	$557,084	$750,000	$489,657	$—	$213,132,402
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of December 31, 2013	$(75,011,491)	$(2,524,084)	$57,084	$(3,371)	$(179,874)	$—	$(77,661,736)
Liabilities:
Fair Value of December 31, 2012	$—	$—	$—	$—	$—	$—	$—
Embedded derivative from issuance of convertible senior notes	—	—	—	—	—	700,000	700,000
Loss on fair value adjustment for embedded derivative	—	—	—	—	—	99,000	99,000
Fair Value as of December 31, 2013	$—	$—	$—	$—	$—	$799,000	$799,000

(1)	During the year ended December 31, 2013, the Company’s portfolio investments had the following corporate actions which are reflected above:

Portfolio Company	Transfer from	Transfer to
CUX, Inc. (d/b/a CorpU)	Convertible preferred shares, Series D	Common Shares
Chegg, Inc.,	Preferred shares, Series F	Common Shares
Twitter, Inc.	Preferred shares, Series A	Common Shares
Violin Memory, Inc.	Preferred shares, Series B	Common Shares
Violin Memory, Inc.	Preferred shares, Series D	Common Shares
Totus Solutions Inc.	Preferred shares, Series A	Common Shares
Totus Solutions Inc.	Preferred shares, Series B	Common Shares

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The portfolio companies in which the Company invests periodically offer their shares in initial public offerings, (“IPO’s”). The Company’s shares in the portfolio companies are typically subject to lock-up agreements for 180 days following the IPO. Upon the IPO date, the Company transfers its investment from level 3 to level 2 due to the presence of an active market, limited by the lock-up agreement. The Company prices the investment at the closing price on a public exchange as of the measurement date subject to a discount for a lack of marketability, (“DLOM”). The DLOM for each portfolio company investment is based upon the market value of publicly traded put options with similar terms as the lock-up. Once the lock-up expires, the Company typically transfers the investment from level 2 to level 1 and prices the investment based on the closing price on a public exchange as of the measurement date. In situations where the lock-up has expired, but other factors restrict the sale of the investment, the Company will continue to classify the investment as level 2 and apply a DLOM appropriate to reflect the restrictions upon sale.

During the six months ended June 30, 2014, the following transfers between levels occurred as a result of the IPO’s of several portfolio companies, as well as the expiration of lock-up agreements described in the table below.

Portfolio Company	Corporate Action	IPO/ Lock-up Expiration Date	Transfer from	June 30, 2014 Valuation Method
Twitter, Inc.	Lock-up Expiration	5/5/2014	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
Chegg, Inc.	Lock-up Expiration	5/11/2014	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
TrueCar, Inc.	IPO	5/15/2014	Level 3 to Level 2	Exchange Traded Price, 17.5% DLOM
Control4 Corporation	Lock-up Expiration	1/29/2014	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
Violin Memory, Inc.	Lock-up Expiration	3/26/2014	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
2U, Inc. (f/k/a 2tor, Inc.)	IPO	3/28/2014	Level 3 to Level 2	Exchange Traded Price, 17.5% DLOM

During the year ended December 31, 2013, the following transfers between levels occurred as a result of the IPO’s of several portfolio companies, as well as the expiration of lock-up agreements described in the table below.

Portfolio Company	Corporate Action	IPO/ Lock-up Expiration Date	Transfer from	December 31, 2013 Valuation Method
Silver Spring Networks, Inc.	IPO	3/12/2013	Level 3 to Level 2	Exchange Traded Price, 7% DLOM
Silver Spring Networks, Inc.	Lock-up Expiration	9/8/2013	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
Control4 Corporation	IPO	8/2/2013	Level 3 to Level 2	Exchange Traded Price, 4% DLOM
Violin Memory, Inc.	IPO	9/27/2013	Level 3 to Level 2	Exchange Traded Price, 15% DLOM
Twitter, Inc.	IPO	11/6/2013	Level 3 to Level 2	Exchange Traded Price, 15% DLOM
Chegg, Inc.	IPO	12/12/2013	Level 3 to Level 2	Exchange Traded Price, 15% DLOM

During the year ended December 31, 2013, the Company wrote-off its investments in Top Hat 430, Inc., Serious Energy, Inc., AltEgo, LLC, and Starfish Holdings, Inc. and recorded realized losses.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 4 — EQUITY OFFERINGS AND RELATED EXPENSES

The table below details the equity offerings and related expenses incurred by the Company since inception. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares	Gross Proceeds Raised	Underwriting Fees	Offering Expenses		Offering Price
February 28, 2011	100	$1,500	$—	$—		$15.00
April 28, 2011	3,335,000	50,025,000	3,501,750	527,166	(1)	15.00
September 27, 2011	2,185,000	30,917,750	1,267,300	531,122	(2)	14.15
February 10, 2012	6,900,000	103,500,000	7,245,000	326,077		15.00
May 11, 2012	6,900,000	112,125,000	6,727,500	412,620	(3)	16.25

(1)	Includes $3,585 of offering expenses that were accrued as of September 30, 2011.
(2)	Amount was reduced by $18,878 after actual expenses for the offering were determined as of December 31, 2011.
(3)	Includes $960 of offering expenses that were accrued as of September 30, 2012.

NOTE 5 — NET INCREASE (DECREASE) IN NET ASSETS PER COMMON SHARE — BASIC AND DILUTED

The Company considered the potential dilutive effects of the convertible senior notes on earnings per share in accordance with the requirement of ASC 260-10, using the if-converted method. The effect of the assumed conversion of the convertible senior notes would have been to increase earnings per share. As such, the Company has excluded the effects of the assumed conversion of the convertible senior notes from the diluted EPS calculation. The following information sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per common share for the three and six months ended June 30, 2014 and June 30, 2013.

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net increase (decrease) in net assets per common share – basic and diluted:
Net increase (decrease) in net assets resulting from operations	$(920,306)	$3,515,703	$(840,602)	$(3,975,552)
Weighted average common shares	19,320,100	19,320,100	19,320,100	19,320,100
Net increase (decrease) in net assets per common share – basic and diluted:	$(0.05)	$0.18	$(0.04)	$(0.21)

NOTE 6 — LEGAL CONTINGENCIES

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 7 — FINANCIAL HIGHLIGHTS

	Three months ended June 30, 2014 (Unaudited)		Three months ended June 30, 2013 (Unaudited)
Per Share Data:
Net asset value at beginning of period	$14.91		$12.69
Net investment loss	(0.18	)(1)	(0.12	)(1)
Net realized loss	(0.38	)(1)	(0.33	)(1)
Benefit for taxes on Net Realized Capital Losses	0.15	(1)	—	(1)
Net change in Unrealized Appreciation of Investments	0.60	(1)	0.63	(1)
Provision for taxes on Unrealized Appreciation of Investments	(0.24	)(1)	—	(1)
Net asset value at end of period	$14.86		$12.87
Per share market value at end of period	$10.57		$7.86
Total return based on market value	4.24	%(6)	(4.84	)%(6)
Total return based on net asset value	(0.34	)%(6)	1.42	%(6)
Shares outstanding at end of period	19,320,100		19,320,100
Ratio/Supplemental Data:
Net assets at end of period	$287,125,842		$248,607,249
Average net assets	$275,480,154		$244,629,431
Annualized ratio of gross operating expenses to average net assets(8)	8.55%		3.98%
Annualized ratio of net operating expenses to average net assets(8)	8.55%		3.98%
Annualized ratio of net investment income to average net assets(8)	(4.98)%		(3.96)%

	Six months ended June 30, 2014 (Unaudited)		Six months ended June 30, 2013 (Unaudited)
Per Share Data:
Net asset value at beginning of period	$14.91		$13.07
Net investment loss	(0.32	)(1)	(0.25	)(1)
Net realized gain (loss)	0.04	(1)	(0.50	)(1)
Provision for taxes on Net Realized Capital Gains	(0.01	)(1)	—	(1)
Net change in Unrealized Appreciation of Investments	0.43	(1)	0.55	(1)
Provision for taxes on Unrealized Appreciation of Investments	(0.19	)(1)	—	(1)
Net asset value at end of period	$14.86		$12.87
Per share market value at end of period	$10.57		$7.86
Total return based on market value	(12.57	)%(6)	(6.76	)%(6)
Total return based on net asset value	(0.34	)%(6)	(1.53	)%(6)
Shares outstanding at end of period	19,320,100		19,320,100
Ratio/Supplemental Data:
Net assets at end of period	$287,125,842		$248,607,249
Average net assets	$281,410,486		$248,710,453
Annualized ratio of gross operating expenses to average net assets(8)	7.68%		4.03%
Annualized ratio of net operating expenses to average net assets(8)	7.68%		4.03%
Annualized ratio of net investment income to average net assets(8)	(4.45)%		(4.02)%

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 7 — FINANCIAL HIGHLIGHTS  – (continued)

	Year ended December 31, 2013		Year ended December 31, 2012		For the period from January 6, 2011 (date of inception) to December 31, 2011
Per Share Data:
Net asset value at beginning of year/period	$13.07		$12.95		$—
Issuance of common shares	—		1.91	(3)	14.67	(4)
Underwriters’ discount	—		(0.72	)(2)	(0.86	)(2)
Offering costs	—		(0.04	)(2)	(0.19	)(2)
Net investment loss	(0.46	)(1)	(0.51	)(1)	(0.37	)(2)
Net realized loss	(1.12	)(1)	(0.09	)(1)	—
Benefit for taxes on Net Realized Capital Losses	0.49		—		—
Net Change in Unrealized Appreciation (Depreciation) of Investments	4.53	(1)	(0.43	)(5)	(0.30	)(2)
Provision for taxes on Unrealized Appreciation of Investments	(1.60)		—		—
Net asset value at end of period	14.91		$13.07		$12.95
Per share market value at end of year/period	$12.09		$8.43		$13.95
Total return based on market value	43.42	%(6)	(39.57	)%(6)	(7.00	)%(7)
Total return based on net asset value	14.08	%(6)	0.93	%(6)	(13.67	)%(7)
Shares outstanding at end of period	19,320,100		19,320,100		5,520,100
Ratio/Supplemental Data:
Net assets at end of year/period	$287,966,444		$252,582,801		$71,503,248
Average net assets	$250,121,052		$208,050,344		$44,532,523
Annualized ratio of gross operating expenses to average net assets(8)	8.83%		4.10%		5.01%
Annualized ratio of net operating expenses to average net assets(8)	8.83%		4.10%		5.01%
Annualized ratio of net investment loss to average net assets(8)	(3.04)%		(3.98)%		(4.64)%

(1)	Based on weighted average number of shares outstanding for the year/period.
(2)	Based on shares outstanding at end of period.
(3)	Issuance of common shares for the year ended December 31, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(4)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.
(5)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(6)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The percentage returns noted above are based on the increase in our net asset value attributable to issuances of our common stock at a premium to our net asset value per share, rather than investment returns. Such issuances of our common stock at a premium to net asset value per share are not typical, and may not occur in the future. The total returns are not annualized.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 7 — FINANCIAL HIGHLIGHTS  – (continued)

(7)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $15.00 per share. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The total returns are not annualized.
(8)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses were not annualized. For the year-end December 31, 2013, December 31, 2012, and for the period from January 6, 2011 (date of inception) to December 31, 2011, the Company incurred $0, $0, and $198,831 of organizational expenses, respectively, which were deemed to be non-recurring. For the period from January 6, 2011 (date of inception) to December 31, 2011, average net assets were calculated starting from the issuance of 100 shares on February 28, 2011. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.

NOTE 8 — INCOME TAX

The Company and its wholly-owned subsidiaries are currently taxable as C Corporations and subject to federal and state corporate income taxes. These subsidiaries hold certain pass-through companies in connection with the Company’s proposed qualification as a RIC.

For the three months and six months ended June 30, 2014, neither the Company nor its subsidiaries recorded a current income tax expense or benefit since they had net operating loss and capital loss carryforwards from prior years and a net operating loss for these periods. For the three and six months ended June 30, 2013, the Company did not recognize a current income tax expense or benefit for the same reasons.

The Company and its wholly-owned subsidiaries recorded deferred income tax benefits and expenses for the three and six months ended June 30, 2014, which consisted primarily of temporary differences related to certain expenses, net operating losses, capital losses and temporary differences arising from differences between the tax basis and financial reporting basis in underlying investments. For the three and six months ended June 30, 2014, the Company recorded net deferred income tax benefits of $635,053 and $664,419, respectively.

For federal and state purposes, a portion of the Company’s net operating loss carryforwards and basis differences may be subject to limitations on annual utilization in case of a change in ownership, as defined by federal and state law. The amount of such limitations, if any, has not been determined. Accordingly, the amount of such tax attributes available to offset future profits may be significantly less than the actual amounts of the tax attributes.

The Company may elect to be treated for federal income tax purposes as a RIC effective for the 2013 tax year. The Company will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless it is certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” (an “SEC Certification”) for the 2013 taxable year. Although the Company filed an application with the SEC for an SEC Certification for the 2013 taxable year, there can be no assurance that it will receive an SEC Certification. In the event that it does not receive such SEC Certification, the Company will be taxed as a C Corporation for the 2013 taxable year. To that end, for purposes of our financial statements, we have accrued taxes as though we were a C Corporation for the 2013 taxable year, in the event we are unable to obtain this certification.

As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Company distributes to its stockholders as dividends and claims dividends paid deductions to compute taxable income. A RIC will not be eligible to utilize net operating losses. However, the net operating losses may become available should the Company disqualify as a RIC and

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 8 — INCOME TAX  – (continued)

become a C corporation in the future. In the event that the Company qualifies as a RIC, the Company itself will no longer be required to recognize deferred tax assets or liabilities.

In addition to meeting other requirements, the Company must generally distribute at least 90% of its investment company taxable income to qualify for the special treatment accorded to a RIC and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of (1) the fifteenth day of the ninth month following the close of that fiscal year or (2) the extended due date for filing the federal income tax return for that fiscal year.

The Company did not have any unrecognized tax benefits as of the period presented herein. The Company identified its major tax jurisdictions as U.S. federal and California. For the three and six months ended June 30, 2014, no income tax expenses or related liabilities for uncertain tax positions were recognized for the Company’s open tax years from inception through 2014. The Company is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change significantly in the next 12 months.

NOTE 9 — LONG TERM LIABILITIES

Convertible senior notes payable

On September 17, 2013, the Company issued $69,000,000 aggregate principal amount of the Convertible Senior Notes (the “Convertible Senior Notes”) (including $9,000,000 aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes). The Convertible Senior Notes bear interest at a fixed rate of 5.25% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014. The Convertible Senior Notes are convertible into shares of our common stock based on an initial conversion rate of 61.5091 shares of the Company’s common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $16.26 per share of common stock. The Convertible Senior Notes mature on September 15, 2018, unless previously purchased or converted in accordance with their terms. The Company does not have the right to redeem the Convertible Senior Notes prior to maturity.

The terms of the offering require the Company to place a portion of the proceeds of the offering in an escrow account (the “Interest Escrow”) with U.S. Bank National Association (the “Trustee”) under the indenture pursuant to which the notes are issued. Funds in the escrow account will be invested in government securities and will be used to make the first six scheduled interest payments on the notes, unless the Company elects to make the interest payments from the Company’s available funds. The interest payments on the Convertible Senior Notes will be secured by a pledge of the Company’s interest in the escrow account. In accordance with the Interest Escrow, the Company deposited $10,867,500 in an escrow account with the Trustee. These funds were used to purchase $10,845,236 of government securities. On February 15, 2014, 1 US Treasury Strip with a cost of $1,790,785 matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. At June 30, 2014, the remaining government securities are shown on the Consolidated Schedule of Investments and have an amortized cost of $9,082,226. The excess funds of $22,139 remaining from the purchase of government securities held in escrow will be used to secure the payment of the notes and is included on the Consolidated Statements of Assets and Liabilities. Proceeds from the issuance of the Convertible Senior Notes were offset by offering costs of approximately $3,585,929 that are being amortized over the term of the notes in accordance with ASC 470 Debt. As of June 30, 2014, of the total offering costs of $3,585,929 incurred, $3,022,216 remains to be amortized and is included within deferred debt issuance costs on the Consolidated Statements of Assets and Liabilities.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 9 — LONG TERM LIABILITIES  – (continued)

As of June 30, 2014, the principal amount of the Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

The Convertible Senior Notes are the Company’s senior, unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes, equal in right of payment to any future unsecured indebtedness that is not so subordinated to the Convertible Senior Notes, junior (other than to the extent of the interest escrow) to any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally junior to all future indebtedness (including trade payables) incurred by our subsidiaries.

Embedded Derivative

The Convertible Senior Notes contain an interest make-whole payment provision pursuant to which holders who convert their notes prior to September 15, 2016 will receive, in addition to a number of shares of our common stock calculated at the applicable conversion rate for principal amount of notes being converted, the cash proceeds from sale by the escrow agent of the portion of the government securities in the escrow account that are remaining with respect to any of the first six interest payments that have not been made on the notes being converted. Under ASC 815-10-15-74(a), the interest make-whole payment is considered an embedded derivative and is separated from the host contract, the Convertible Senior Notes, and carried at fair value.

The Company used a binomial lattice model to estimate the fair value of the embedded derivative in the Convertible Senior Notes. A binomial lattice model generates potential outcomes at various points in time, starting from the date of valuation until the expiration date of the embedded derivative. The estimated fair value of the embedded derivative as of June 30, 2014 is $159,000 as shown on the Consolidated Statement of Assets and Liabilities. The $640,000 decrease in the estimated fair value of the embedded derivative between December 31, 2013 and June 30, 2014 represents a gain from change in the fair value of embedded derivative as shown on the Consolidated Statement of Operations and Consolidated Statement of Cash Flows.

Credit Facility

The Company entered into the Loan Agreement, effective December 31, 2013, with Silicon Valley Bank to provide the Company with the new $18 million Credit Facility. Under the Credit Facility, the Company is permitted to borrow an amount equal to the lesser of $18 million or 20% of the Company’s then-current net asset value.

The Credit Facility, among other things, matures on December 31, 2016, and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0%. In addition, a fee of $180,000 per annum (1.0% of the $18 million revolving line of credit) is charged under the Loan Agreement. Under the Loan Agreement, the Company has made certain customary representations and warranties and the Company is required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect.

The Credit Facility is secured by all of the Company’s property and assets, except for its assets pledged to secure certain obligations in connection with the issuance, in September 2013, of the Convertible Senior Notes and, as provided for in the Loan Agreement, as may be pledged in connection with any future issuance by the Company of convertible senior notes on substantially similar terms.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended. In addition, under the Loan Agreement, and as provided for therein, the Company has agreed not to incur certain additional permitted indebtedness in an aggregate amount exceeding 50% of the Company’s then-applicable net asset value.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

NOTE 10 — SUBSEQUENT EVENTS

From June 30, 2014 through August 11, 2014, the Company did not sell any investments. From June 30, 2014 through August 11, 2014, the Company closed on investments of $4,025,995 plus transaction costs as shown in following table:

Portfolio Company	Industry	Transaction Date	Gross Payments
StormWind, LLC	Interactive Learning	3-Jul-14	$999,997
NestGSV, Inc	Incubator	8-Jul-14	1,000
Solexel, Inc.	Solar Power	11-Jul-14	2,999,999
Earlyshares.com	Equity Crowd Funding	18-Jul-14	24,999
Total Gross Payments			$4,025,995

The Company is presently in the final stages of negotiations with respect to a handful of private company investments that it anticipates entering into within the next 30 to 60 days, subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or the Company. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated. From June 30, 2014 through August 11, 2014, the Company has not made any such escrow deposits.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
GSV Capital Corp.

We have audited the accompanying consolidated statements of assets and liabilities of GSV Capital Corp. and subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for the years ended December 31, 2013 and 2012 and for the period from January 6, 2011 (date of inception) to December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by confirmation of securities as of December 31, 2013 and 2012, by correspondence with the portfolio companies and custodian, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GSV Capital Corp. and subsidiaries as of December 31, 2013 and 2012, and the results of their operations, their changes in net assets, and their cash flows for the years ended December 31, 2013 and 2012 and for the period from January 6, 2011 (date of inception) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2013, based on criteria established in the 1992 Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 17, 2014 expressed an unqualified opinion thereon.

/s/ GRANT THORNTON LLP

San Jose, California
March 17, 2014

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2013	December 31, 2012
ASSETS
Investments at fair value:
Investments in affiliated securities (cost of $64,912,527 and $38,210,753, respectively)	$62,740,162	$34,648,363
Investments in non-control/non-affiliated securities (cost of $214,796,591 and $198,936,982, respectively)	292,643,491	190,748,722
Investments owned and pledged (cost of $10,845,236 and $0, respectively)	10,865,200	—
Investments in money market funds (cost of $0 and $16,000,000, respectively)	—	16,000,000
Total Investments (cost of $290,554,354 and $253,147,735, respectively)	366,248,853	241,397,085
Cash	7,219,203	11,318,525
Restricted cash	22,264	—
Due from:
GSV Asset Management(1)	3,039	5,723
Portfolio companies(1)	153,178	316,377
Interest receivable	7,304	—
Prepaid expenses	49,739	63,953
Coupon interest receivable	11,141	—
Dividend receivable	13,233	1,920
Deferred credit facility fees	288,249	—
Deferred debt issuance costs	3,378,121	—
Deferred offering costs	184,710	—
Other assets	368,524	27,145
Total Assets	377,947,558	253,130,728
LIABILITIES
Due to:
GSV Asset Management	563,978	51,194
Accounts payable	382,165	496,733
Accrued incentive fees	10,523,552	—
Accrued interest payable	1,056,563	—
Net deferred tax liability	8,320,561	—
Convertible senior notes embedded derivative liability	799,000	—
Convertible senior notes payable 5.25% due September 15, 2018	68,335,295	—
Total Liabilities	89,981,114	547,927
Commitments and contingencies (Note 6)
Net Assets	$287,966,444	$252,582,801
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 19,320,100 issued and outstanding)	$193,201	$193,201
Paid-in capital in excess of par	275,837,514	275,837,514
Accumulated net investment loss	(19,192,401)	(10,316,745)
Accumulated net realized loss on investments	(13,660,306)	(1,380,519)
Accumulated net unrealized appreciation (depreciation) on investments	44,788,436	(11,750,650)
Net Assets	$287,966,444	$252,582,801
Net Asset Value Per Share	$14.91	$13.07

(1)	This balance is a related party transaction. Refer to Note 2 for more detail.

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2013	Year ended December 31, 2012	For the period from January 6, 2011 (date of inception) to December 31, 2011
INVESTMENT INCOME
Interest income from affiliated securities	$23,615	$21,852	$—
Interest income from non-control/non-affiliated securities	2,256	200,195	158,389
Dividend income from affiliated securities	13,008	26,030	3,939
Dividend income from non-control/non-affiliated securities	10,072	—	—
Total Investment Income	48,951	248,077	162,328
OPERATING EXPENSES
Investment management fees	5,426,485	4,419,345	618,865
Incentive fees	10,523,552	—	—
Costs incurred under administration agreement	3,089,771	2,384,764	554,232
Directors’ fees	260,250	237,500	127,500
Professional fees	876,769	959,604	409,983
Interest expense	1,278,997	—	—
Insurance expense	240,725	214,306	142,494
Investor relations expense	198,809	182,193	89,250
Organization expenses	—	—	198,831
Other expenses	89,517	133,246	55,037
Loss on fair value adjustment for embedded derivative	99,000	—	—
Total Operating Expenses	22,083,875	8,530,958	2,196,192
Benefit for taxes on net investment loss	13,159,268	—	—
Net Investment Loss	(8,875,656)	(8,282,881)	(2,033,864)
Net Realized Loss on Investments	(21,706,021)	(1,380,519)	—
Benefit for taxes on net realized capital losses	9,426,234	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	87,445,149	(10,170,850)	(1,579,800)
Provision for taxes on unrealized appreciation of investments	(30,906,063)	—	—
Net Increase (Decrease) in Net Assets Resulting From Operations	$35,383,643	$(19,834,250)	$(3,613,664)
Net Increase (Decrease) in Net Assets Resulting From Operations Per Common Share:
Basic	$1.83	$(1.23)	$(1.07)
Diluted	1.78	(1.23)	(1.07)
Weighted Average Common Shares Outstanding:
Basic	19,320,100	16,096,330	3,377,429 (1)
Diluted	20,541,014	16,096,330	3,377,429

(1)	Weighted average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 was calculated from the issuance of 100 shares on February 28, 2011.

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2013	Year ended December 31, 2012	For the period from January 6, 2011 (date of inception) to December 31, 2011
Increase (Decrease) in Net Assets Resulting From Operations
Net Investment Loss	$(8,875,656)	$(8,282,881)	$(2,033,864)
Net Realized Loss on Investments	(21,706,021)	(1,380,519)	—
Benefit for taxes on net realized capital losses	9,426,234
Net Change in Unrealized Appreciation (Depreciation) on Investments	87,445,149	(10,170,850)	(1,579,800)
Provision for taxes on unrealized appreciation of investments	(30,906,063)	—	—
Net Increase (Decrease) in Net Assets Resulting From Operations	35,383,643	(19,834,250)	(3,613,664)
Capital Share Transactions
Net Proceeds from Common Shares Issued	—	201,652,500	76,175,200
Offering Costs	—	(738,697)	(1,058,288)
Net Capital Share Transactions	—	200,913,803	75,116,912
Total Increase in Net Assets	35,383,643	181,079,553	71,503,248
Net Assets at Beginning of Year/Period	252,582,801	71,503,248	—
Net Assets at End of Year/Period	$287,966,444	$252,582,801	$71,503,248
Capital Share Activity
Shares Issued	—	13,800,000	5,520,100
Shares Outstanding at Beginning of Year/Period	19,320,100	5,520,100	—
Shares Outstanding at End of Year/Period	19,320,100	19,320,100	5,520,100

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31, 2013	Year ended December 31, 2012	For the period from January 6, 2011 (date of inception) to December 31, 2011
Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$35,383,643	$(19,834,250)	$(3,613,664)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net realized loss on investments	21,706,021	1,380,519	—
Net change in unrealized depreciation (appreciation) on investments	(87,445,149)	10,170,850	1,579,800
Loss on fair value adjustment for embedded derivative	99,000	—	—
Amortization of deferred debt issuance costs	207,808	—	—
Net deferred income taxes	8,320,561	—	—
Purchases of investments in:
Portfolio investments	(71,953,895)	(172,869,132)	(65,658,866)
United States treasury bill	—	(19,999,128)	—
Money market funds	(53,000,000)	(10,000,000)	(11,500,000)
United States treasury strips	(10,845,236)	—	—
Proceeds from sales or redemption of investments in:
Portfolio investments	7,686,491	—	—
United States treasury bill	—	19,998,872	—
Money market funds	69,000,000	1,000,000	4,500,000
Change in operating assets and liabilities:
Due from GSV Asset Management(1)	2,684	7,747	(13,470)
Due from portfolio companies(1)	163,199	(307,128)	(9,249)
Accrued interest	(7,304)	158,389	(158,389)
Prepaid expenses	14,214	28,797	(92,750)
Coupon interest receivable	(11,141)	—	—
Dividend receivable	(11,313)	(857)	(1,063)
Other assets	(341,379)	(24,449)	(2,696)
Due to GSV Asset Management	512,784	(27,233)	78,427
Due to other affiliates	—	(10,782)	10,782
Accounts payable	(114,568)	54,172	149,921
Accrued incentive fees	10,523,552
Accrued interest payable	1,056,563	—	—
Net Cash Used in Operating Activities	(69,053,465)	(189,981,273)	(74,730,917)
Cash Flows from Financing Activities
Net proceeds from common shares issued	—	201,652,500	76,175,200
Offering costs	—	(738,697)	(1,058,288)
Deferred credit facility fees	(288,249)	—	—
Deferred debt issuance costs	(3,585,929)	—	—
Deferred offering costs	(184,710)	—	—
Change in restricted cash	(22,264)	—	—
Gross proceeds from convertible senior notes issued	69,035,295	—	—
Net Cash Provided by Financing Activities	64,954,143	200,913,803	75,116,912
Total Increase (Decrease) in Cash Balance	(4,099,322)	10,932,530	385,995
Cash Balance at Beginning of Year/Period	11,318,525	385,995	—
Cash Balance at End of Year/Period	$7,219,203	$11,318,525	$385,995
Non-Cash Operating Items
Transactions in Investments in Portfolio Companies
Structured note exchanged for common shares	$—	$3,002,665	$—
Structured notes converted to preferred shares	$—	$924,651	$—
Warrants exercised for preferred shares	$—	$53,665	$—
Preferred shares converted to preferred shares	$519,989	$—	$—
Preferred shares converted to junior preferred shares	$10,032,453	$—	$—
Preferred shares converted to common shares	$22,069,188	$—	$—
Preferred shares converted to common warrants	$67,021	$—	$—
Common shares converted to preferred shares	$12,655,877	$—	$—
Increase in accounts payable	$—	$—	$56,436
Non-Cash Financing Items
Increase in deferred offering costs	$—	$—	$(56,436)
Fair value of make-whole derivative issued in connection with the convertible debt	$700,000	$—	$—

(1)	This balance is a related party transaction. Refer to Note 2 Related Party Arrangements.

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
Twitter, Inc.(11)**
Common shares	San Francisco, CA Social Communication	1,900,600	$32,991,111	$102,822,460	35.71%
Palantir Technologies, Inc.
Common shares, Class A	Palo Alto, CA Cyber Security	7,145,690	20,051,479	32,119,877	11.15%
Preferred shares, Series G		326,797	1,008,968	1,718,953	0.60%
Total			21,060,447	33,838,830	11.75%
Dropbox, Inc.
Common share	San Francisco, CA Online Storage	760,000	8,641,153	9,181,012	3.19%
Preferred shares, Series A-1		552,486	5,015,333	6,674,185	2.32%
Total			13,656,486	15,855,197	5.51%
Coursera, Inc.
Preferred shares, Series B	Mountain View, CA Online Education	2,961,399	14,519,443	14,519,443	5.04%
Control4 Corporation(8)**
Common shares	Salt Lake City, UT Home Automation	782,789	7,010,762	13,300,129	4.62%
2U, Inc. (f/k/a 2tor, Inc.)
Common shares	Landover, MD Online Education	1,151,802	8,758,193	9,875,206	3.43%
Preferred shares, Series A		167,431	1,273,125	1,435,503	0.50%
Total			10,031,318	11,310,709	3.93%
Solexel, Inc.
Preferred shares, Series C	Milpitas, CA Solar Power	5,034,324	11,017,561	11,286,628	3.92%
Avenues Global Holdings, LLC(2)
Preferred shares, Junior Preferred Stock	New York, NY Globally-focused Private School	10,014,270	10,150,484	10,014,270	3.48%
Curious.com Inc.(1)
Preferred shares, Series B	Menlo Park, CA Online Education	2,839,861	10,000,003	10,000,003	3.47%
PayNearMe, Inc.(1)
Preferred shares, Series E	Sunnyvale, CA e-Commerce	3,914,535	10,000,001	10,000,000	3.47%
Facebook, Inc.**
Common Shares, Class A	Menlo Park, CA Social Networking	175,000	5,236,147	9,563,750	3.32%
SugarCRM, Inc.
Common shares	Cupertino, CA	1,899,799	6,799,272	7,219,236	2.51%
Preferred shares, Series E	Customer Relationship Manager	373,134	1,500,522	2,160,437	0.75%
Total			8,299,794	9,379,673	3.26%
Chegg, Inc.(12)**
Common shares	Santa Clara, CA Textbook Rental	1,182,792	14,022,863	8,551,589	2.97%

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
ZocDoc Inc.
Preferred shares, Series A	New York, NY Online Medical Scheduling	200,000	$3,563,178	$3,926,702	1.36%
Common Stock		111,866	1,734,878	2,196,322	0.76%
Total			5,298,056	6,123,024	2.12%
Knewton
Preferred shares, Series E	New York, NY Online Education	375,985	4,999,999	4,999,999	1.74%
JAMF
Preferred shares, Series B	Minneapolis, MN Technology Development	36,720	4,999,964	4,999,964	1.74%
Whittle Schools, LLC(1)(3)
Preferred shares, Series B	New York, NY Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.04%
Common shares		229	1,531,734	1,500,000	0.52%
Total			4,531,734	4,500,000	1.56%
Spotify Technology S.A.**
Common shares	Stockholm, Sweden Music Streaming Service	3,658	3,598,472	4,443,409	1.54%
Global Education Learning (Holdings) Ltd.(1)**
Preferred shares, Series A	Hong Kong Education Technology	2,126,475	4,335,671	4,338,009	1.51%
StormWind, LLC(1)(5)
Preferred shares, Series B	Scottsdale, AZ Interactive Learning Platform	3,279,629	2,019,687	4,205,142	1.46%
Violin Memory, Inc.(9)**
Common Shares	Mountain View, CA Memory Flash	1,247,498	14,819,618	4,204,068	1.46%
Dataminr, Inc.
Preferred shares, Series B	New York, NY Social Media Analytics	904,977	2,063,356	2,934,840	1.02%
Preferred shares, Series C		301,369	1,100,909	1,099,997	0.38%
Total			3,164,265	4,034,837	1.40%
Gilt Groupe, Inc.
Common shares	New York, NY e-Commerce Flash Sales	248,600	6,594,433	4,024,389	1.40%
Parchment, Inc.
Preferred shares, Series D	Scottsdale, AZ E-Transcript Exchange	3,200,512	4,000,862	4,000,640	1.39%
Ozy Media, Inc.(1)
Preferred shares, Series A	Mountain View, CA Social Media	1.090,909	3,000,000	3,000,000	1.04%
Preferred shares, Series Seed		500,000	500,000	865,000	0.30%
Total			3,500,000	3,865,000	1.34%

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
Totus Solutions, Inc.(1)
Common shares	Carrollton, TX LED Lighting	11,307,348	$2,840,391	$576,675	0.20%
Preferred shares, Series A		8,692,652	2,183,582	2,173,163	0.75%
Preferred shares, Series B		11.111,110	1,000,000	1,001,001	0.35%
Total			6,023,973	3,750,839	1.30%
Fullbridge, Inc.(1)
Preferred shares, Series C	Cambridge, MA Business Education	1,728,724	3,193,444	3,114,120	1.08%
Term Loan, 10%, 3/31/14***		250,000	262,612	250,000	0.09%
Term Loan, 10%, 3/31/14***		250,000	241,239	250,000	0.09%
Common warrants, $0.91 strike price, expire 3/22/2020		186,170	67,021	126,362	0.04%
Common warrants, $0.91 strike price, expire 10/09/2018		82,418	9,901	—	—%
Common warrants, $0.91 strike price, expire 12/10/2018		82,418	9,799	—	—%
Total			3,784,016	3,740,482	1.30%
Bloom Energy Corporation
Common shares	Sunnyvale, CA Fuel Cell Energy	201,589	3,855,601	3,731,264	1.30%
Learnist Inc, (f/k/a Grockit, Inc.)(1)(11)
Preferred shares, Series D	San Francisco, CA Online Test Preparation	2,728,252	2,005,945	2,073,472	0.72%
Preferred shares, Series E		1,731,501	1,503,670	1,499,999	0.52%
Total			3,509,615	3,573,471	1.24%
CUX, Inc. (d/b/a CorpU)(1)
Common Stock	San Francisco, CA Corporate Education	615,763	2,006,077	2,229,678	0.77%
Convertible preferred shares, Series D		169,033	778,607	697,041	0.24%
Preferred warrants, $4.59 strike price, expire 02/25/2018		16,903	—	—	—%
Total			2,784,684	2,926,719	1.01%
SharesPost, Inc.(6)
Preferred shares, Series B	San Bruno, CA Online Marketplace Finance	1,771,653	2,259,716	2,232,283	0.78%
Common warrants, $0.13 strike price, expire 6/15/2018		770,934	23,128	115,640	0.04%
Total			2,282,844	2,347,923	0.82%
TrueCar, Inc.
Common shares	Santa Monica, CA Online Marketplace	377,358	2,014,863	2,299,997	0.80%
DreamBox Learning, Inc.
Preferred shares, Series A-1	Bellevue, WA Education Technology	7,159,221	1,502,362	1,503,436	0.52%
Preferred shares, Series A		3,579,610	758,017	751,718	0.26%
Total			2,260,379	2,255,154	0.78%
Maven Research, Inc.(1)
Preferred shares, Series C	San Francisco, CA Knowledge Networks	318,979	2,000,447	1,999,998	0.69%
Preferred shares, Series B		49,505	217,206	249,505	0.09%
			2,217,653	2,249,503	0.78%

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
Silver Spring Networks, Inc.**
Common shares	Redwood City, CA Smart Grid	102,028	$5,145,271	$2,142,588	0.74%
NestGSV, Inc.(1)
Preferred shares, Series A	Redwood City, CA Incubator	1,000,000	1,021,778	1,188,137	0.41%
Preferred shares, Series B		450,000	605,500	594,068	0.21%
Total			1,627,278	1,782,205	0.62%
ePals Inc.**(1)(10)
Common shares	Herndon, VA Online Education	33,333,333	2,444,759	1,666,667	0.58%
Common warrants, 0.075 CAD strike price, expire 4/30/2014		11,111,111	—	33,333	0.01%
			2,444,759	1,700,000	0.59%
S3 Digital Corp. (d/b/a S3i)(1)
Preferred shares, Class A1	New York, NY Sports Analytics	1,033,452	989,058	1,168,847	0.41%
Preferred warrants, $1.00 strike price, expire 11/21/2017		500,000	31,354	150,000	0.05%
Term Loan, 12%, 09/30/15***		250,000	261,030	250,000	0.09%
Preferred warrants, $1.166 strike price, expire 09/30/2020		160,806	—	64,322	0.02%
Total			1,281,442	1,633,169	0.57%
Dailybreak, Inc.(1)
Preferred shares, Series A-1	Boston, MA Social Advertising	1,878,129	2,430,950	1,211,393	0.42%
Strategic Data Command, LLC(1)(7)
Common shares	Sunnyvale, CA Software Development	800,000	1,001,650	1,046,830	0.36%
The rSmart Group, Inc.(1)
Preferred shares, Series B	Scottsdale, AZ Higher Education Learning Platform	1,201,923	1,267,240	857,302	0.30%
SinoLending Ltd.**
Preferred shares, Class A	Shanghai, China Chinese P2P Lending	6,414,368	503,235	577,293	0.20%
Preferred shares, Class B		2,333,108	250,491	247,163	0.09%
Total			753,726	824,456	0.29%

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2013

Portfolio Investments*	Headquarters/Industry	Shares/Principal	Cost	Fair Value	% of Net Assets
AlwaysOn, Inc.(1)
Preferred shares, Series A-1	Woodside, CA Social Media	3,152,417	$624,783	$600,000	0.21%
Preferred shares, Series A		1,066,626	1,027,391	203,011	0.07%
Total			1,652,174	803,011	0.28%
AliphCom, Inc. (d/b/a Jawbone)
Common Stock	San Francisco, CA Smart Device Company	150,000	793,152	782,189	0.27%
NestGSV Silicon Valley, LLC(1)(4)
Common membership interest	Redwood City, CA Incubator	500,000	$500,000	$557,084	0.19%
New Zoom, Inc
Preferred shares, Series A	San Francisco, CA Retail Machines	1,250,000	260,476	308,660	0.11%
Neuron Fuel, Inc.
Preferred shares, Series AAI	San Jose, CA Computer Software	250,000	262,530	264,941	0.09%
The Echo Systems Corp.
Preferred shares, Series A		512,365	1,436,404	229,234	0.08%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	—	—%
Total			1,512,392	229,234	0.08%
Odesk Corporation
Common Shares	Redwood City, CA Online Workplace Platform	30,000	183,269	184,077	0.06%
Total Portfolio Investments			279,709,118	355,383,653	123.41%
U.S Treasury Strips(13)
United States Treasury Strip 02/15/2014		$1,791,000	1,790,785	1,790,839	0.62%
United States Treasury Strip 02/15/2015		$1,816,000	1,810,625	1,811,987	0.63%
United States Treasury Strip 02/15/2016		$1,834,000	1,810,323	1,816,540	0.63%
United States Treasury Strip 08/15/2014		$1,813,000	1,811,187	1,812,094	0.63%
United States Treasury Strip 08/15/2015		$1,823,000	1,811,205	1,813,411	0.63%
United States Treasury Strip 08/15/2016		$1,851,000	1,811,111	1,820,329	0.63%
Total			10,845,236	10,865,200	3.77%
Total Investments			$290,554,354	$366,248,853	127.18%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.
***	Investment is income producing.
(1)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.
(2)	GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2013

(3)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is a derivative investment with economics linked to Avenues Global Holdings LLC.
(4)	GSV Capital Corp.’s investment in NestGSV Silicon Valley, LLC is held through its wholly-owned subsidiary GSVC NG Holdings, Inc.
(5)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.
(6)	GSV Capital Corp.’s investment in SharesPost, Inc. is held through its wholly-owned subsidiary SPNPM Holdings, LLC.
(7)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly-owned subsidiary GSVC SVDS Holdings, Inc.
(8)	On August 2, 2013, Control4 Corporation priced its initial public offering, selling 4,000,000 shares at a price of $16 per share. GSV Capital Corp.’s shares in Control4 are subject to a lock-up agreement which expires on January 29, 2014. At December 31, 2013, GSV Capital Corp. valued Control4 Corporation based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 4%.
(9)	On September 27, 2013, Violin Memory Inc. priced its initial public offering, selling 18,000,000 shares at a price of $9 per share. GSV Capital Corp.’s shares in Violin Memory Inc. are subject to a lock-up agreement which expires on March 26, 2014. At December 31, 2013, GSV Capital Corp. valued Violin Memory Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.
(10)	On October 22, 2013, ePals, Inc. priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. GSV Capital Corp.’s shares in ePals, Inc. are subject to a lock-up agreement which expires on February 23, 2014. At December 31, 2013, GSV Capital Corp. valued ePals, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 8%.
(11)	On November 6, 2013, Twitter, Inc. priced its initial public offering, selling 70,000,000 shares at a price of $26 per share. GSV Capital Corp.’s shares in Twitter, Inc. are subject to a lock-up agreement which expires on May 5, 2014. At December 31, 2013, GSV Capital Corp. valued Twitter, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.
(12)	On November 12, 2013, Chegg, Inc. priced its initial public offering, selling 14,400,000 shares at a price of $12.50 per share. GSV Capital Corp.’s shares in Chegg, Inc. are subject to a lock-up agreement which expires on May 11, 2014. At December 31, 2013, GSV Capital Corp. valued Chegg, Inc., based on its December 31, 2013 closing price, adjusted for a discount due to lack of marketability of 15%.
(13)	Refer to Note 9 — Long Term Liabilities. In accordance with the terms of its Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with the trustee. These funds were used to purchase $10,845,236 of government securities. The cost of the US Treasury Strips approximates their fair value at December 31, 2013.

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2012

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
Twitter, Inc.
Common shares	San Francisco, CA Social Communication	1,835,600	$31,755,821	$34,876,400	13.81%
Preferred shares, Series A		65,000	1,235,290	1,235,000	0.49%
Total			32,991,111	36,111,400	14.30%
Palantir Technologies, Inc.
Common shares, Class A	Palo Alto, CA Cyber Security	7,145,690	20,051,479	20,150,846	7.98%
Preferred shares, Series G		326,797	1,008,968	921,568	0.36%
Total			21,060,447	21,072,414	8.34%
Violin Memory, Inc.
Preferred shares, Series B	Mountain View, CA Flash Memory	800,000	4,800,798	4,800,000	1.90%
Preferred shares, Series D		1,666,666	10,018,045	9,999,996	3.96%
Total			14,818,843	14,799,996	5.86%
Dropbox, Inc.
Common share	San Francisco, CA Online Storage	760,000	8,641,153	8,360,000	3.31%
Preferred shares, Series A-1		552,486	5,015,333	6,077,346	2.41%
Total			13,656,486	14,437,346	5.72%
Chegg, Inc.
Common shares	Santa Clara, CA Textbook Rental	1,274,193	10,012,543	10,193,544	4.03%
Preferred shares, Series F		500,000	4,008,654	4,000,000	1.58%
Total			14,021,197	14,193,544	5.61%
Avenues World Holdings LLC(5)
Preferred shares, Class A-1	New York, NY Globally-focused Private School	5,000,000	10,025,123	10,000,000	3.96%
Solexel, Inc.
Preferred shares, Series C	Milpitas, CA Solar Power	4,576,659	10,016,559	10,000,000	3.96%
2U, Inc. (f/k/a 2tor, Inc.)
Common shares	Landover, MD Online Education	1,151,802	8,757,599	8,730,659	3.46%
Preferred shares, Series A		167,431	1,273,125	1,269,127	0.50%
Total			10,030,724	9,999,786	3.96%
Kno, Inc.
Preferred shares, Series C	Santa Clara, CA Digital Textbooks	440,313	2,262,006	2,249,999	0.89%
Preferred shares, Series C-1		1	7,510,334	7,500,000	2.97%
Common shares		50,000	214,681	178,850	0.07%
Total			9,987,021	9,928,849	3.93%
Facebook, Inc.(3)(10)
Common shares, Class B	Menlo Park, CA Social Networking	350,000	10,472,294	9,317,000	3.69%
Control4 Corporation(14)
Common shares	Salt Lake City, UT Home Automation	782,821	7,011,025	7,123,667	2.82%

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2012

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
Totus Solutions, Inc.(2)
Common shares	Carrollton, TX LED Lighting	20,000,000	$5,023,748	$5,000,000	1.98%
Learnist Inc, (f/k/a Grockit, Inc.)(2)(13)
Preferred shares, Series D	San Francisco, CA Online Test Preparation	2,728,252	2,005,945	2,373,579	0.94%
Preferred shares, Series E		1,731,501	1,503,670	1,506,406	0.60%
Total			3,509,615	3,879,985	1.54%
SugarCRM, Inc.
Common shares	Cupertino, CA Customer Relationship Manager	1,086,047	3,813,378	3,801,165	1.50%
Gilt Groupe, Inc.
Common shares	New York, NY e-Commerce Flash Sales	248,600	6,594,346	3,637,329	1.44%
Spotify Technology S.A.(10)
Common shares	Stockholm, Sweden Music Streaming Service	3,658	3,598,472	3,589,669	1.42%
ZocDoc Inc.
Preferred shares, Series A	New York, NY Online Medical Scheduling	200,000	3,563,178	3,500,000	1.38%
Bloom Energy Corporation
Common shares	Sunnyvale, CA Fuel Cell Energy	201,589	3,855,601	3,225,424	1.28%
Global Education Learning (Holdings) Ltd.(2)(10)
Preferred shares, Series A	Hong Kong Education Technology	1,472,175	2,999,998	3,003,237	1.19%
Parchment, Inc.
Preferred shares, Series D	Scottsdale, AZ E-Transcript Exchange	2,400,384	3,000,000	3,000,480	1.19%
Whittle Schools, LLC(2)(6)
Preferred shares, Series B	New York, NY Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.19%
StormWind, LLC(2)(7)
Preferred shares, Series B	Scottsdale, AZ Interactive Learning Platform	3,279,629	2,019,687	2,545,812	1.01%
SharesPost, Inc.
Preferred shares, Series B	San Bruno, CA Online Marketplace (Finance)	1,771,653	2,257,984	2,249,999	0.89%
Common warrants, $0.13 strike price, expire 6/15/2018		770,934	23,128	123,349	0.05%
Total			2,281,112	2,373,348	0.94%
Maven Research, Inc.(2)
Preferred shares, Series B	San Francisco, CA Knowledge Networks	49,505	217,206	310,396	0.12%
Preferred shares, Series C		318,979	1,999,998	1,999,998	0.79%
Total			2,217,204	2,310,394	0.91%

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2012

Portfolio Investments*	Headquarters/Industry	Shares	Cost	Fair Value	% of Net Assets
Fullbridge, Inc.(2)
Preferred shares, Series C	Cambridge, MA Business Education	1,196,809	$2,250,001	$2,250,001	0.89%
Starfish Holdings, Inc. (d/b/a YourOffers)(2)(12)
Preferred shares, Series A	Beverly Hills, CA Marketing Platform	43,878,894	2,012,103	2,193,945	0.87%
Common warrants, $0.00001 strike price, expire 11/13/2019		144,800,351	—	—	—%
Total			2,012,103	2,193,945	0.87%
TrueCar, Inc.
Common shares	Santa Monica, CA Online Marketplace (Cars)	377,358	2,014,863	2,011,318	0.79%
Dataminr, Inc.
Preferred shares, Series B	New York, NY Social Media Analytics	904,977	2,060,602	1,999,999	0.79%
CUX, Inc. (d/b/a CorpU)(2)
Preferred shares, Series C	San Francisco, CA Corporate Education	246,305	2,006,077	1,999,997	0.79%
Dailybreak, Inc.(2)
Preferred shares, Series A-1	Boston, MA Social Advertising	1,545,181	2,000,000	1,993,283	0.79%
Silver Spring Networks, Inc.
Common shares(11)	Redwood City, CA Smart Grid	510,143	5,145,271	1,976,804	0.78%
The Echo System Corp.(2)
Preferred shares, Series A	New York, NY Social Analytics	512,365	1,436,404	1,639,568	0.65%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	68,359	0.03%
Total			1,512,392	1,707,927	0.68%
AltEgo, LLC(2)(8)
Preferred shares, Series B-2	Santa Monica, CA Social Media Customer Acquisition Platform	1,400,000	1,420,406	1,400,000	0.55%
Zynga, Inc.(10)
Common shares	San Francisco, CA Social Gaming	533,333	3,003,462	1,258,666	0.50%
The rSmart Group, Inc.
Preferred shares, Series B	Scottsdale, AZ Higher Education Learning Platform	1,201,923	1,266,940	1,250,000	0.49%
S3 Digital Corp. (d/b/a S3i)(2)
Preferred shares, Class A1	New York, NY Sport Analytics	1,033,452	989,058	1,033,452	0.41%
Preferred warrants, $1.00 strike price, expire 11/21/2017		500,000	31,354	31,354	0.01%
Total			1,020,412	1,064,806	0.42%

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2012

Portfolio Investments*	Headquarters/Industry	Shares/Capital Transactions	Cost	Fair Value	% of Net Assets
NestGSV, Inc.(2)
Preferred shares, Series A	Redwood City, CA Incubator	1,000,000	$1,021,778	$1,000,000	0.40%
DreamBox Learning, Inc.
Preferred shares, Series A	Bellevue, WA Education Technology	3,579,610	758,017	751,718	0.30%
SinoLending Ltd.(2)(10)
Preferred shares, Class A	Shanghai, China Chinese P2P Lending	6,414,368	501,998	500,321	0.20%
Ozy Media, Inc.
Preferred shares, Series Seed	Mountain View, CA Social Media	500,000	500,000	500,000	0.20%
NestGSV Silicon Valley, LLC(2)(9)
Common membership interest	Redwood City, CA Incubator	500,000	500,000	500,000	0.20%
Groupon, Inc.(4)(10)
Common shares	Chicago, IL Online Deals	80,000	2,128,774	388,800	0.15%
AlwaysOn, Inc.(2)
Preferred shares, Series A	Woodside, CA Social Media	1,066,626	1,027,391	298,655	0.12%
NewZoom, Inc. (d/b/a ZoomSystems)
Preferred shares, Series A	San Francisco, CA Smart e-tail (Retail)	1,250,000	260,476	250,000	0.10%
Neuron Fuel, Inc.
Preferred shares, Series AAI	San Jose, CA Computer Software	250,000	262,530	250,000	0.10%
Serious Energy, Inc.(10)
Common shares	Sunnyvale, CA Green Materials	178,095	739,130	—	—%
Top Hat 430, Inc.(2)(10)
Preferred shares, Series A	Shakopee, MN Jewelry Retailing Technology	1,844,444	4,167,943	—	—%
Preferred warrants, $2.25 strike price, expire 11/2/2017		13,333	—	—	—%
Total			4,167,943	—	—%
Total Portfolio Investments			237,147,735	225,397,085	89.23%

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2012

Portfolio Investments*	Headquarters/Industry	Shares/Capital Transactions	Cost	Fair Value	% of Net Assets
Money Market Funds(1)
Fidelity Institutional Money Market Funds
Money Market Portfolio		8,000,000	$8,000,000	$8,000,000	3.17%
Prime Money Market Portfolio		8,000,000	8,000,000	8,000,000	3.17%
Total Money Market Funds			16,000,000	16,000,000	6.34%
Total Investments			$253,147,735	$241,397,085	95.57%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
(1)	Investment is income producing.
(2)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.
(3)	On May 17, 2012, Facebook, Inc. priced its initial public offering, selling 421,233,615 shares at a price of $38.00 per share. GSV Capital Corp.’s shares in Facebook, Inc. are subject to a lock-up agreement that expired on November 14, 2012. At December 31, 2012, GSV Capital Corp. valued Facebook based on its December 31, 2012 closing price.
(4)	On November 8, 2011, Groupon, Inc. priced its initial public offering, selling 35,000,000 shares at a price of $20.00 per share. GSV Capital Corp.’s shares in Groupon, Inc. are subject to a lock-up agreement that expired on June 1, 2012. At December 31, 2012, GSV Capital Corp. valued Groupon, Inc. based on its December 31, 2012 closing price.
(5)	GSV Capital Corp.’s investment in Avenues GlobalHoldings LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.
(6)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is a derivative investment with economics linked to Avenues Global Holdings LLC.
(8)	GSV Capital Corp.’s investment in AltEgo, LLC is held through its wholly-owned subsidiary GSVC AE Holdings, Inc.
(9)	GSV Capital Corp.’s investment in NestGSV Silicon Valley, LLC is held through its wholly-owned subsidiary GSVC NG Holdings, Inc.
(10)	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of GSV Capital Corp.’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	On February 11, 2013, Silver Spring Networks, Inc. conducted a five-for-one reverse stock split of its common stock, which has not been reflected above.
(12)	The common warrants held in Starfish Holdings, Inc. (d/b/a YourOffers) is presented separately in order to be consistent with the presentation in the September 30, 2013 Consolidated Schedule of Investments.
(13)	On July 31 2013, Grockit, Inc. changed its name to Learnist, Inc. The schedule of investments was updated in order to be consistent with the presentation in the September 30, 2013 Consolidated Schedule of Investments. Refer to note 9 for further detail.
(14)	On July 22, 2013, Control4 Corporation completed a 1:5.2 reverse stock split which has been reflected above.

See Notes to the Consolidated Financial Statements.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

GSV Capital Corp. (the “Company”, “we”, “our” or “GSV Capital”) was formed in September 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is managed by GSV Asset Management, LLC (“GSV Asset Management”).

The Company’s date of inception is January 6, 2011, which is the date it commenced its development stage activities. On February 28, 2011, the Company, which had not yet begun investment operations, issued 100 shares which were owned by an officer of the Company who is also a principal of GSV Asset Management. On April 28, 2011, the Company priced its initial public offering, selling 3,335,000 shares at a price of $15.00 per share. The initial public offering closed on May 3, 2011, resulting in net proceeds to the Company of approximately $46.5 million. The Company’s shares are currently listed on the NASDAQ Capital Market under the symbol “GSVC”. The Company began its investment operations during the second quarter.

On April 13, 2012, the Company formed a wholly-owned subsidiary, GSV Capital Lending, LLC (“GCL”), a Delaware limited liability company, which will originate portfolio loan investments within the state of California. An application for a California lender license was submitted by GCL to the California Department of Corporations. GCL received approval of the license from the California Department of Corporations effective August 14, 2013.

On November 28, 2012, the Company formed wholly-owned subsidiaries, GSVC AE Holdings, Inc. (“GAE”), GSVC AV Holdings, Inc. (“GAV”), GSVC NG Holdings, Inc. (“GNG”), GSVC SW Holdings, Inc. (“GSW”) and GSVC WS Holdings, Inc. (“GWS”). On July 12, 2013, the Company formed a wholly-owned subsidiary, SPNPM Holdings LLC (“SPNPM”). On August 13, 2013, the Company formed a wholly-owned subsidiary, GSVC SVDS Holdings, Inc. (“SVDS”). Collectively, these entities are known as the “GSVC Holdings”, all Delaware corporations, formed to hold portfolio investments.

The Company’s investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. The Company invests principally in the equity securities of venture capital-backed and rapidly growing emerging companies. The Company may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet its investment criteria.

Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for financial information and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of financial statements for the period have been included.

Basis of Consolidation

Under Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company, a controlled operating company which provides substantially all of its services and benefits to us and certain entities established for tax purposes where we hold a 100% interest (“the GSVC Holdings Entities”). Accordingly, our financial statements include our accounts and the accounts of the GSVC Holdings Entities and GCL, our wholly-owned subsidiaries. All intercompany balances and transactions have

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

been eliminated in consolidation. We began consolidating the GSVC Holdings Entities during the quarter ended September 30, 2013. Previously these entities were accounted for in a manner similar to the equity method. The change has no impact on our financial position or results of operations through December 31, 2013. Future periods may be impacted by tax related assets and liabilities recorded at the GSVC Holdings entity level that arise in the normal course of business and which will be included in our consolidated statement of assets and liabilities. Such tax assets and liabilities had balances of $1,510,998 and $2,659,743 for the year ended December 31, 2013, and $0 for the year ended December 31, 2012.

Use of Estimates

The preparation of consolidated financial statements requires the Company to make a number of significant estimates. These include estimates of fair value of certain assets and liabilities and other estimates that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates will occur in the near term. Our estimates are inherently subjective in nature and actual results could differ from our estimates and the differences could be material.

Investments

The Company applies fair value accounting in accordance with GAAP. The Company generally values its assets on a quarterly basis, or more frequently if required under the 1940 Act. Securities for which market quotations are readily available on an exchange are valued at the closing price of such security on the valuation date; however, if they remain subject to lock-up restrictions they are discounted accordingly. The Company may also obtain quotes with respect to certain of its investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of GSV Asset Management, the Board or the Valuation Committee of the Board (the “Valuation Committee”), does not represent fair value, shall each be valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;
3.	An independent third-party valuation firm is engaged by, or on behalf of, the Valuation Committee to conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material investments;
4.	The Valuation Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of GSV Asset Management and the independent third-party valuation firm; and,
5.	The Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based upon input of GSV Asset Management, estimates from the independent valuation firm and the recommendations of the Valuation Committee.

In making our good faith determination of the fair value of investments, we consider valuation methodologies consistent with industry practice. Valuation methods, among other measures and as applicable, may include comparisons to prices from secondary market transactions and recent venture capital financings,

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. The Company assigns a weighting based upon the relevance of each factor to determine the fair value of each investment.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1.  Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities, exchange-traded derivatives, and most U.S. Government and agency securities).

Level 2.  Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);
c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and,
d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3.  Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private equity investments).

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore gains and losses for such assets and liabilities categorized within the Level 3 table set forth in Note 3 may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

Valuation of Financial Instruments

The carrying amounts of our financial instruments, consisting of cash, receivables, accounts payable, and accrued expenses, approximate fair value due to their short-term nature. The embedded derivative liability is carried at fair value.

Securities Transactions

Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Portfolio Company Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual directly or indirectly owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist when a company or individual directly or indirectly owns, controls or holds the power to vote 5% or more of the outstanding voting securities of another person. Refer to the Consolidated Schedules of Investments for the years ended December 31, 2013 and 2012, respectively for details regarding the nature and composition of the Company’s portfolio.

Cash

The Company places its cash with U.S. Bank, N.A. and First Republic Bank, N.A., and at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company may invest a portion of its cash in money market funds, within limitations of the 1940 Act.

Restricted Cash

Restricted Cash consists of excess funds remaining in escrow from the purchase of the government securities that will be used to make the scheduled interest payments on the Convertible Senior Notes. As of December 31, 2013, and December 31, 2012, respectively, the Company had Restricted Cash of $22,264 and $0 which is included on the Consolidated Statements of Assets and Liabilities.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Sales:  Gains or losses on the sale of investments are determined using the specific identification method.

Interest:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividends:  Dividend income is recognized on the ex-dividend date.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Investment Transaction Costs and Escrow Deposits

Commissions and other costs associated with an investment transaction, including legal expenses not reimbursed by the issuer, are included in the cost basis of purchases and deducted from the proceeds of sales. The Company makes certain acquisitions on the secondary markets which may involve making deposits to escrow accounts until certain conditions are met including the underlying private company’s right of first refusal. If the underlying private company does not exercise or assign its right of first refusal and all other conditions are met, then the funds in the escrow account are delivered to the seller and the account is closed. These transactions are reflected on the Statement of Assets and Liabilities as Escrow deposits. At December 31, 2013, and December 31, 2012, the Company had $0 in Escrow deposits.

Net Change in Unrealized Appreciation or Depreciation on Investments

Net change in unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

U.S. Federal and State Income Taxes

The Company was taxed as a regular corporation (a “C corporation”) under subchapter C of the Internal Revenue Code of 1986, as amended, for its 2012 taxable year. The Company uses the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recorded for tax loss carryforwards and temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. Certain tax attributes may be subject to limitations on timing and usage. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized. taxed as a RIC for the year ended December 31, 2013, the deferred tax assets and liabilities recorded as of December 31, 2013 will be adjusted accordingly in 2014.

Beginning with its 2013 taxable year, the Company may elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code), if the Company is able to satisfy the requirements under subchapter M of the Code. If we are not certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for our 2013 taxable year, we will not be eligible to elect to be treated as a RIC for our 2013 taxable year. On December 4, 2013 we filed an application with the SEC for this certification, but no assurance can be given that we will receive it, or that we will otherwise qualify as a RIC for our 2013 taxable year. If we are unable to qualify as a RIC, we will continue to be taxed as a C corporation under the Code for our 2013 taxable year. In order to qualify as a RIC, among other things, the Company is required to distribute to its stockholders on a timely basis at least 90of investment company taxable income, as defined by the Code, for each year, and meet certain asset diversification requirements on a quarterly basis. So long as the Company qualifies and maintains its status as a RIC, it generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company. Included in the Company’s consolidated financial statements, the GSVC Holdings are taxable subsidiaries of the RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in the Company’s consolidated financial statements. Although it is currently its intention to do so, at the present time, the Company cannot assure you whether it will elect to be treated as a RIC for its 2013 taxable year. If it opts not to do so, the Company will continue

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

to be taxed as a C corporation under the Code for its 2013 taxable year. Until such time as it is able to be taxed as a RIC, GSV will provide for income taxes, if any, as a C Corp. If the Company is able to elect to be taxed as a RIC for the year ended December 31 2013, the deferred tax assets and liabilities recorded as of December 31, 2013 will be adjusted accordingly in 2014.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position has met the “more-likely-than-not” threshold. The Company classifies penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof.

Deferred Credit Facility Fees

On December 31, 2013, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank, pursuant to which Silicon Valley Bank would provide the Company with a new $18 million credit facility (the “Credit Facility”). The Company incurred $288,249 of legal costs and other fees in connection with opening the Credit Facility. These costs are included as deferred credit facility fees on the Company’s Consolidated Statement of Assets and Liabilities and $288,249 will be amortized over the life of the Credit Facility.

Offering Costs

Offering costs include legal fees and other costs pertaining to public offerings. In accordance with ASC 340-10, the Company deferred offering costs of $365,873 associated with the registration statement filed on September 23, 2013 on form N-2 with the Securities and Exchange Commission (the “SEC”) to register the Company’s common stock, preferred stock, subscription rights, debt securities, and warrants under the Securities Act of 1933, as amended. If the registration statement is declared effective by the SEC and the Company’s securities are offered pursuant to the registration statement, the Company will reclassify the deferred offering costs into additional paid-in capital for equity offerings and will amortize the offering costs related to any debt securities issued.

As of December 31, 2012, $738,697 of offering costs were offset against capital proceeds from the secondary offerings which occurred on February 10, 2012 and May 11, 2012.

Per Share Information

Basic net increase (decrease) in net assets per common share, is computed using the weighted average number of shares outstanding for the period presented.

Diluted net increase (decrease) in net assets per common share is computed by dividing the net increase (decrease) in net assets per common share for the period plus any interest expense incurred on dilutive securities by the weighted average number of common shares outstanding plus any potentially dilutive shares outstanding during the period. The Company used the if-converted method to determine the number of potentially dilutive shares outstanding. Refer to Note 5 for further detail.

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company entered into an investment advisory agreement with GSV Asset Management (the “Advisory Agreement”) in connection with its initial public offering. Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2% of gross assets, and an annual incentive fee

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

equal to the lesser of (i) 20% of the Company’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For the period from the close of the initial public offering through and including December 31, 2011, the base management fee was payable monthly in arrears, and was calculated based on the initial value of the Company’s assets upon the closing of the public offering. For the years ended December 31, 2013, and December 31, 2012 and for the period from January 6, 2011 (date of inception) to December 31, 2011, GSV Asset Management earned $5,426,485, $4,419,345 and $618,865, respectively, in base management fees and $0 in incentive fees, respectively. For the years ended December 31, 2013, 2012, and for the period from January 6, 2011 (date of inception) to December 31, 2011, respectively, the Company accrued incentive fees of $10,523,552, and $0, and $0, in accordance with the AICPA’s TPA (TIS 6910.2) which considers the hypothetical liquidation value of our investment portfolio as of the measurement date, on a pre-tax basis.

As of December 31, 2013, the Company was due $3,039 from GSV Asset Management for reimbursement of expenses paid by the Company that were the responsibility of GSV Asset Management, and is included in the Statement of Assets and Liabilities. As of December 31, 2013, the Company owed GSV Asset Management $563,978 for reimbursements of travel-related expenses. These are included in the Statement of Assets and Liabilities.

As of December 31, 2012, the Company was due $5,723 from GSV Asset Management for reimbursement of expenses paid by the Company that were the responsibility of GSV Asset Management, and is included in the Statement of Assets and Liabilities. As of December 31, 2012, the Company owed GSV Asset Management $51,194 for reimbursements of travel-related expenses. These are included in the Statement of Assets and Liabilities.

Administration Agreement

The Company entered into an administration agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping, record keeping services and other administrative services, in connection with its initial public offering and ongoing operations. The Company reimburses GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. There were $3,089,771, $2,384,764 and $554,232 in such costs incurred under the Administration Agreement for the years ended December 31, 2013, December 31, 2012, and for the period from January 6, 2011 (date of inception) to December 31, 2011, respectively.

License Agreement

The Company entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant the Company a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, the Company has the right to use the GSV name for so long as the Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, the Company has no legal right to the “GSV” name.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE

At December 31, 2013, the Company had 78 positions in 49 portfolio companies. The total cost and fair value of the 78 positions at December 31, 2013 was $279,709,118 and $355,383,653, respectively. At December 31, 2012, the Company had 61 positions in 47 portfolio companies. The total cost and fair value of the 61 positions at December 31, 2012 was $237,147,735 and $225,397,085, respectively. The composition of our investments as of December 31, 2013 and December 31, 2012 are as follows:

	December 31, 2013		December 31, 2012
	Cost	Fair Value	Cost	Fair Value
Common Stock	$152,075,148	$223,661,412	$132,833,640	$123,820,141
Preferred Stock	126,151,898	129,925,500	103,683,625	100,853,882
Common Membership Interest	500,000	557,084	500,000	500,000
Structured Note	764,881	750,000	—	—
Warrants	217,191	489,657	130,470	223,062
Total Portfolio Investments	279,709,118	355,383,653	237,147,735	225,397,085
Non-Portfolio Investments	10,845,236	10,865,200	16,000,000	16,000,000
Total Investments	$290,554,354	$366,248,853	$253,147,735	$241,397,085

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2013 and December 31, 2012 are as follows:

As of December 31, 2013

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Common Stock	$11,706,338	130,544,913	81,410,161	223,661,412
U.S. Treasury Strip	10,865,200	—	—	10,865,200
Preferred Stock	—	—	129,925,500	129,925,500
Structured Note	—	—	750,000	750,000
Warrants	—	—	489,657	489,657
Common Membership Interests	—	—	557,084	557,084
Total Assets at Fair Value	$22,571,538	130,544,913	213,132,402	366,248,853
Liabilities:
Embedded Derivative	—	—	799,000	799,000
Total Liabilities at Fair Value	$—	—	799,000	799,000

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE – (continued)

As of December 31, 2012

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Common Stock	$10,964,466	$—	$112,855,675	$123,820,141
Preferred Stock	—	—	100,853,882	100,853,882
Money Market Funds	16,000,000	—	—	16,000,000
Common Membership Interest	—	—	500,000	500,000
Warrants	—	—	223,062	223,062
Total Assets at Fair Value	$26,964,466	$—	$214,432,619	$241,397,085
Total Liabilities at Fair Value	$—	$—	$—	$—

The table below presents the valuation techniques and the nature of significant inputs used to determine the fair values of our Level 3 investments and embedded derivative as of December 31, 2013.

Asset	Fair Value	Valuation Techniques	Unobservable inputs	Range (Average)
Common stock in private companies	$81,410,161	Market approach	Precedent transactions	N/A
		Income approach	Revenue multiples	2.2x - 6.4x (4.1x)
			EBIT multiples	10.0x - 19.0x (14.5x)
			Discount rate	35% - 40% (38%)
Preferred stock in private companies	129,925,500	Market approach	Precedent transactions	N/A
		Income approach	Revenue multiples	1.0x - 6.4x (2.8x)
			EBIT multiples	6.0x - 30.0x (14.8x)
			Discount rate	35% - 50% (41%)
Common membership interest	557,084	Market approach	Precedent transactions	N/A
		Income approach	Revenue multiples	2.3x - 2.6x (2.5x)
			EBIT multiples	8.0x - 8.7x (8.35x)
			Discount rate	45% (45%)
Structured Note	750,000	Market approach	Precedent transactions	N/A
Warrants	489,657	Option pricing model	Term to expiration	0.33 Years - 3 Years (2.47 Years)
			Stock price	0.07 - 1.17 (0.67)
			Volatility	30% - 45% (39%)
Embedded Derivative	799,000	Binomial Lattice Model	Strike Price	$16.26 ($16.26)
			Volatility	45.00% (45.00%)
			Annual risk rate	15.00% (15.00%)

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE – (continued)

The table below presents the valuation techniques and the nature of significant inputs used to determine the fair values of our Level 3 investments as of December 31, 2012.

Asset	Fair Value	Valuation Techniques	Unobservable inputs	Range (Average)
Common stock in private companies	$112,855,675	Market approach	Precedent transactions	N/A
		Income approach	Revenue multiples	3.0x - 6.3x (4.6x)
			EBIT multiples	13.0x - 78.9x (36.2x)
			Discount rate	35% - 50% (42%)
Preferred stock in private companies	100,853,882	Market approach	Precedent transactions	N/A
		Income approach	Revenue multiples	0.5x - 7.0x (3.3x)
			EBIT multiples	8.3x - 78.9x (18.4x)
			Discount rate	35% - 50% (44%)
Common membership interest	500,000	Market approach	Precedent transactions	N/A
		Income approach	Revenue multiples	3.0x - 5.0x (4.0x)
			EBIT multiples	10.0x
			Discount rate	45%
Warrants	31,354	Market approach	Precedent transactions	N/A
	191,708	Option pricing model	Term to expiration*	See below
			Stock price*	See below
			Volatility*	See below

*	The Echo System Corp. warrants have an estimated term of 3.9 years, a stock price of $3.20 and a volatility of 40%, and the SharesPost, Inc. warrants have an estimated term of 3.0 years, a stock price of $0.28 and a volatility of 35%.

The significant unobservable inputs used in determining the fair value of the assets and liabilities are shown above. Increases (decreases) in revenue multiples, EBIT multiples, time to expiration, and stock price/strike price would result in higher (lower) fair values all else equal. Decreases (increases) in discount rates, volatility, and annual risk rates, would result in higher fair values all else equal.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE – (continued)

The Company applied the binomial lattice model to value the embedded derivative using a “with-and-without method,” where the value of the convertible senior notes including the embedded derivative, is defined as the “with”, and the value of the convertible senior notes excluding the embedded derivative, is defined as the “without”. This method estimates the value of the embedded derivative by looking at the difference in the values between the convertible senior notes with the embedded derivative and the value of the convertible senior notes without the embedded derivative. The lattice model requires the following inputs: (i) strike price; (ii) estimated stock volatility; and (iii) annual risk rate.

The aggregate values of Level 3 portfolio investments and embedded derivative changed during the year ended December 31, 2013 and December 31, 2012 as follows:

	Year ended December 31, 2013
	Common Stock	Preferred Stock	Common Membership Interest	Term Loans	Warrants	Embedded Derivative	Total
Assets:
Fair value as of December 31, 2012	$112,855,675	$100,853,882	$500,000	$—	$223,062	$—	$214,432,619
Purchases of investments	8,248,157	59,273,379	—	1,242,325	19,700	—	68,783,561
Exercises, conversions and assignments – In(1)	26,442,820	(26,509,841)	—	—	67,021	—	—
Sales and settlements	—	10,091,058	—	(459,799)	—	—	9,631,259
Realized loss included in earnings	(953,811)	(27,463,851)	—	(15,488)			(28,433,150)
Exercises, conversions and assignments – Out(1)	(2,000,000)	2,000,000	—	—	—	—	—
Change in unrealized appreciation (depreciation) included in earnings	62,256,476	19,839,371	57,084	(17,038)	179,874		82,315,767

Transfers Out of Level 3	(125,439,156)	(8,158,498)	—	—	—	—	(133,597,654)
Fair Value as of December 31, 2013	$81,410,161	$129,925,500	$557,084	$750,000	$489,657	$—	$213,132,402
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of December 31, 2013	$(75,011,491)	$(2,524,084)	$57,084	$(3,371)	$(179,874)	$—	$(77,661,736)
Liabilities:
Fair Value of December 31, 2012	$—	$—	$—	$—	$—	$—	$—
Embedded derivative from issuance of convertible senior notes	—	—	—	—	—	700,000	700,000
Loss on fair value adjustment for embedded derivative	—	—	—	—	—	99,000	99,000
Fair Value as of September 30, 2013	$—	$—	$—	$—	$—	$799,000	$799,000

(1)	During the period ended December 31, 2013, the Company converted its preferred shares to common shares in CUX Inc., Chegg, Inc., Twitter, Inc., and Violin Memory, Inc. The Company also converted its common shares to preferred shares in Totus Solutions Inc.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE – (continued)

	Year ended December 31, 2012
	Common Stock	Preferred Stock	Structured Note	Common Membership Interest	Warrants	Total
Fair value as of December 31, 2011	$40,865,381	$17,453,085	$4,500,000	$—	$71,396	$62,889,862
Purchases of investments	86,378,395	85,104,161	854,236	500,000	31,354	172,868,146
Exercises, conversions and assignments(1)	—	984,067	(1,006,390)	—	22,323	—
Sales and settlements	—	—	(3,002,665)	—	—	(3,002,665)
Realized loss included in earnings	—	—	(1,380,263)	—	—	(1,380,263)
Change in unrealized appreciation (depreciation) included in earnings	(5,027,001)	(2,687,431)	35,082		97,989	(7,581,361)
Transfer to Level 2	(9,361,100)	—	—	—	—	(9,361,100)
Fair Value as of December 31, 2012	$112,855,675	$100,853,882	$—	$500,000	$223,062	$214,432,619
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of December 31, 2012	$(3,919,288)	$(2,687,431)	$—	$—	$97,989	$(6,508,730)

(1)	During the year ended December 31, 2012, the Company converted its structured notes to preferred shares in AlwaysOn, Inc. and The Echo System Corp., and exercised its warrants for preferred shares in StormWind, LLC. A portion of The Echo System Corp. structured notes attributable to the warrants was reclassified during the same period.

During the year ended December 31, 2013, there were seven transfers between levels. Four of these transfers occurred as of September 30, 2013, and three occurred as of December 31, 2013. These transfers occurred as a result of the initial public offering of several of our portfolio companies as described below.

Due to a public offering of Chegg, Inc. on November 12, 2013, observable inputs became available for our valuation at December 31, 2013. This resulted in a transfer of Chegg, Inc. from Level 3 to Level 2. Our shares in Chegg, Inc. are presently subject to a lock-up agreement that expires on May 11, 2014. The fair value for Chegg, Inc. was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 15% that was primarily based on the market value of publicly traded put options with a similar term as our lock-up as of December 31, 2013.

Due to a public offering of Twitter, Inc. on November 6, 2013, observable inputs became available for our valuation at December 31, 2013. This resulted in a transfer of Twitter, Inc. from Level 3 to Level 2. Our shares in Twitter, Inc. are presently subject to a lock-up agreement that expires on May 5, 2014. The fair value for Twitter, Inc. was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 15% that was primarily based on the market value of publicly traded put options with a similar term as our lock-up as of December 31, 2013.

Due to a public offering of ePals, Inc. on October 22, 2013, observable inputs became available for our valuation at December 31, 2013. This resulted in a transfer of ePals, Inc. from Level 3 to Level 2. Our shares in ePals, Inc. are presently subject to a lock-up agreement that expires on February 23, 2014. The fair value for ePals, Inc. was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 8% that was primarily based on the market value of publicly traded put options with a similar term as our lock-up as of December 31, 2013.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 3 — PORTFOLIO INVESTMENTS AND FAIR VALUE – (continued)

Due to a public offering of Violin Memory, Inc. on September 27, 2013, observable inputs became available for our valuation at December 31, 2013. This resulted in a transfer of Violin Memory, Inc. from Level 3 to Level 2. Our shares in Violin Memory, Inc. are presently subject to a lock-up agreement that expires on March 26, 2014. The fair value for Violin Memory, Inc. was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 15% that was primarily based on the market value of publicly traded put options with a similar term as our lock-up as of December 31, 2013.

Due to a public offering of Control4 Corporation on August 2, 2013, observable inputs became available for our valuation at December 31, 2013. This resulted in a transfer of Control4 Corp from Level 3 to Level 2. Our shares in Control4 Corporation are presently subject to a lock-up agreement that expires on January 29, 2014. The fair value for Control4 Corporation was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 4% that was primarily based on the market value of publicly traded put options with a similar term as our lock-up as of December 31, 2013.

Due to a public offering of Silver Spring Networks, Inc. on March 12, 2013, observable inputs became available for our valuation at March 31, 2013. However, our shares in Silver Spring Networks, Inc. were subject to a lock-up agreement that expired on September 8, 2013. As such, the fair value for Silver Spring was estimated using the close price on a public exchange as of the valuation date, adjusted for a discount due to lack of marketability of 7% that was primarily based on the market price of publicly traded put options with a similar term as the lock-up as of June 30, 2013. This resulted in a transfer of Silver Spring from Level 3 to Level 2. Due to the expiration of the lock-up agreement on our shares in Silver Spring Networks on September 8, 2013, the closing price on a public exchange on September 30, 2013 was used for our valuation as of September 30, 2013. This resulted in a transfer of Silver Spring Networks from Level 2 to Level 1.

During the year ended December 31, 2013, the Company wrote-off its investments in Kno, Inc, Top Hat 430, Inc., Serious Energy, Inc., AltEgo, LLC, and Starfish Holdings, Inc. and recorded realized losses.

During the year ended December 31, 2012, there were three transfers between levels. Two of these transfers occurred as of June 30, 2012, and one occurred as of December 31, 2012. These transfers occurred as a result of the initial public offering of several of our portfolio companies as described below.

Due to the expiration of the lock-up agreement on our shares in Groupon, Inc. on June 1, 2012, the closing price on a public exchange on June 29, 2012 was used for our valuation as of June 30, 2012. This resulted in a transfer of Groupon, Inc. from Level 2 to Level 1. At December 31, 2012, Groupon, Inc. was valued using the closing price on a public exchange on December 31, 2012.

Due to the initial public offering of Facebook, Inc. on May 17, 2012, observable inputs became available for our valuation as of June 30, 2012. However, our shares in Facebook, Inc. were subject to a lock-up agreement that expired on November 14, 2012. As such, the fair value for Facebook, Inc. was estimated using the closing price on a public exchange as of June 29, 2012, adjusted for a discount due to a lack of marketability of 14% that was primarily based on the market price of publicly traded put options with a similar term as our lock-up as of June 30, 2012. This resulted in a transfer of Facebook, Inc. from Level 3 to Level 2. Due to the expiration of the lock-up agreement on our shares in Facebook, Inc. on November 14, 2012, the closing price on a public exchange on December 31, 2012 was used for our valuation as of December 31, 2012. This resulted in a transfer of Facebook, Inc. from Level 2 to Level 1.

During the year ended December 31, 2012, the Company recorded a realized loss on our investment in PJB Fund LLC. The note matured and was repaid by transfer of shares of common stock of Zynga, Inc.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 4 —  EQUITY OFFERINGS AND RELATED EXPENSES

We issued 13,800,000 shares of our common stock during the year ended December 31, 2012. No new shares of our common stock were issued during the year ended December 31, 2013. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares	Gross Proceeds Raised	Underwriting Fees	Offering Expenses		Offering Price
February 28, 2011	100	$1,500	$—	$—		$15.00
April 28, 2011	3,335,000	50,025,000	3,501,750	527,166	(1)	15.00
September 27, 2011	2,185,000	30,917,750	1,267,300	531,122	(2)	14.15
February 10, 2012	6,900,000	103,500,000	7,245,000	326,077		15.00
May 11, 2012	6,900,000	112,125,000	6,727,500	412,620	(3)	16.25

(1)	Includes $3,585 of offering expenses that were accrued as of September 30, 2011.
(2)	Amount was reduced by $18,878 after actual expenses for the offering were determined as of December 31, 2011.
(3)	Includes $960 of offering expenses that were accrued as of September 30, 2012.

NOTE 5 — NET INCREASE (DECREASE) IN NET ASSETS PER COMMON SHARE — BASIC AND DILUTED

The following information sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per common share for the year ended December 31, 2013, December 31, 2012 and for the period from January 6, 2011 (date of inception) to December 31, 2011.

	Year ended December 31, 2013	Year ended December 31, 2012	For the period from January 6, 2011 (date of inception) to December 31, 2011
Earnings per common share – basic:
Net increase (decrease) in net assets resulting from operations	$35,383,643	$(19,834,250)	$(3,613,664)
Weighted average common shares outstanding – basic(1)	19,320,100	16,096,330	3,377,429 (1)
Earnings per common share – basic:	$1.83	$(1.23)	$(1.07)
Earnings per common share – diluted:
Net increase (decrease) in net assets resulting from operations, before adjustments	$35,383,643	$—	$—
Adjustments for interest on convertible senior notes and deferred debt issuance costs	1,269,217	—	—
Net increase (decrease) in net assets resulting from operations, as adjusted	$36,652,860	$—	$—
Weighted average common shares outstanding – basic	19,320,100	—	—
Adjustments for dilutive effect of convertible senior notes	1,220,914	—	—
Weighted average common shares outstanding – diluted	20,541,014	—	—
Earnings per common share – diluted:	$1.78	$(1.23)	$(1.07)

(1)	Weighted average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 was calculated starting from the issuance of 100 shares on February 28, 2011.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 6 —  LEGAL CONTINGENCIES

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

NOTE 7 —  FINANCIAL HIGHLIGHTS

	Year ended December 31, 2013		Year ended December 31, 2012		For the period from January 6, 2011 (date of inception) to December 31, 2011
Per Share Data:
Net asset value at beginning of year/period	$13.07		$12.95		$—
Issuance of common shares	—		1.91	(3)	14.67	(4)
Underwriters’ discount	—		(0.72	)(2)	(0.86	)(2)
Offering costs	—		(0.04	)(2)	(0.19	)(2)
Net investment loss	(0.46	)(1)	(0.51	)(1)	(0.37	)(2)
Net realized loss on investments	(1.12	)(1)	(0.09	)(1)	—
Benefit for taxes on net realized capital losses	0.49		—		—
Net change in unrealized appreciation (depreciation) on investments	4.53	(1)	(0.43	)(5)	(0.30	)(2)
Provision for taxes on unrealized appreciation of investments	(1.60)		—		—
Net asset value at end of year/period	14.91		$13.07		$12.95
Per share market value at end of year/period	$12.09		$8.43		$13.95
Total return based on market value	43.42	%(6)	(39.57	)%(6)	(7.00	)%(7)
Total return based on net asset value	14.08	%(6)	0.93	%(6)	(13.67	)%(7)
Shares outstanding at end of period	19,320,100		19,320,100		5,520,100
Ratio/Supplemental Data:
Net assets at end of year/period	$287,966,444		$252,582,801		$71,503,248
Average net assets	$250,121,052		$208,050,344		$44,532,523
Annualized ratio of gross operating expenses to average net assets(8)	8.83%		4.10%		5.01%
Annualized ratio of net operating expenses to average net assets(8)	8.83%		4.10%		5.01%
Annualized ratio of net investment loss to average net assets(8)	(3.04)%		(3.98)%		(4.64)%

(1)	Based on weighted average number of shares outstanding for the year/period.
(2)	Based on shares outstanding at end of period.
(3)	Issuance of common shares for the year ended December 31, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(4)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 7 —  FINANCIAL HIGHLIGHTS  – (continued)

(5)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(6)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The percentage returns noted above are based on the increase in our net asset value attributable to issuances of our common stock at a premium to our net asset value per share, rather than investment returns. Such issuances of our common stock at a premium to net asset value per share are not typical, and may not occur in the future. The total returns are not annualized.
(7)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $15.00 per share. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The total returns are not annualized.
(8)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses were not annualized. For the year-end December 31, 2013, December 31, 2012, and for the period from January 6, 2011 (date of inception) to December 31, 2011, the Company incurred $0, and $198,831 of organizational expenses, respectively, which were deemed to be non-recurring. For the period from January 6, 2011 (date of inception) to December 31, 2011, average net assets were calculated starting from the issuance of 100 shares on February 28, 2011. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.

NOTE 8 —  INCOME TAX

The Company and its wholly-owned subsidiaries are currently taxable as C Corporations and subject to federal and state corporate income taxes. These subsidiaries hold certain pass-through companies in connection with the Company’s proposed qualification as a RIC beginning with its 2013 taxable year. Neither the Company nor its subsidiaries recorded a current income tax expense or benefit during the year ended December 31, 2013 since they had net operating loss and capital loss carryforwards from prior years and a net operating loss and a net capital loss for the 2013 tax year.

The Company and its wholly-owned subsidiaries recorded deferred income tax benefits and expenses during the year ended December 31, 2013, which consisted primarily of temporary difference related to certain expenses, net operating losses, capital losses and temporary differences arising from differences between the tax basis and financial reporting basis in underlying investments.

As of December 31, 2013 and December 31, 2012, the total amount of gross deferred tax assets before valuation allowance was $22,872,255 and $9,339,305, respectively. As of December 31, 2013 and December 31, 2012, the total amount of gross deferred tax liabilities was $30,906,063 and $0, respectively. The federal and state net operating losses will expire in 2031 – 2034. The federal and state capital losses will expire in 2017 – 2018.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 8 —  INCOME TAX  – (continued)

The components of deferred tax assets and liabilities as of December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Deferred tax assets:
Net operating loss carryforwards	9,108,833	4,109,160
Net capital loss carryforwards	9,426,234	549,861
Incentive fees and other timing differences	4,337,188
Basis differences in investments	—	4,680,284
Total gross deferred tax assets	22,872,255	9,339,305
Less: valuation allowance	(286,753)	(9,339,305)
Net deferred tax assets	22,585,502	—
Deferred tax liabilities:
Basis differences in investments	30,906,063	—
Net deferred tax liabilities	30,906,063

During 2013, the Company released valuation allowance of $9,052,552 as it had net deferred tax liabilities at December 31, 2013. The Company’s valuation allowance of $286,753 comes from its wholly-owned subsidiary, GSVC AE Holdings, Inc. The Company believes it is less than more-likely-than-not that the benefit of this net operating loss carryforward will be realized before its expiration.

For federal and state purposes, a portion of the Company’s net operating loss carryforwards and basis differences may be subject to limitations on annual utilization in case of a change in ownership, as defined by federal and state law. The amount of such limitations, if any, has not been determined. Accordingly, the amount of such tax attributes available to offset future profits may be significantly less than the actual amounts of the tax attributes.

The difference between the tax provision (benefit) at the statutory federal income tax rate and the tax provision (benefit) was as follows:

	2013	2012	2011
U.S. federal income tax at statutory rate	35.00%	34.00%	34.00%
State taxes, net of federal benefit	5.75%	5.83%	5.83%
Valuation allowance	(21.71%)	(39.83%)	(39.83%)
Effective tax rate	19.04%	—	—

The Company may elect to file an election to be treated for federal income tax purposes as a RIC effective for the 2013 tax year. The Company will not be eligible to elect to be treated as a RIC for the 2013 taxable year unless it is certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” (an “SEC Certification”) for the 2013 taxable year. On December 4, 2013, the Company filed an application with the SEC for an SEC Certification for the 2013 taxable year, but no assurance can be given that it will receive an SEC Certification. In the event that it does not receive such SEC Certification, the Company will be taxed as a C Corporation.

As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Company distributes to its stockholders as dividends and claims dividends paid deductions to compute taxable income. A RIC will not be eligible to utilize net operating losses. However, the net operating losses may become available should the Company disqualify as a RIC and

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 8 —  INCOME TAX  – (continued)

become a C corporation in the future. In the event that the Company qualifies as a RIC, the Company itself will no longer be required to recognize deferred tax assets or liabilities.

In addition to meeting other requirements, the Company must generally distribute at least 90% of its investment company taxable income to qualify for the special treatment accorded to a RIC and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of (1) the fifteenth day of the ninth month following the close of that fiscal year or (2) the extended due date for filing the federal income tax return for that fiscal year.

The Company did not have any unrecognized tax benefits as of the period presented herein. The Company identified its major tax jurisdictions as U.S. federal and California. For the year ended December 31, 2013, no income tax expenses or related liabilities for uncertain tax positions were recognized for the Company’s open tax years from inception through 2013. The Company is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change significantly in the next 12 months.

NOTE 9 —  LONG TERM LIABILITIES

Convertible senior notes payable

On September 17, 2013, the Company issued $69,000,000 aggregate principal amount of the Convertible Senior Notes (the “Convertible Senior Notes”) (including $9,000,000 aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes). The Convertible Senior Notes bear interest at a fixed rate of 5.25% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014. The Convertible Senior Notes are convertible into shares of our common stock based on an initial conversion rate of 61.5091 shares of the Company’s common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $16.26 per share of common stock. The Convertible Senior Notes mature on September 15, 2018, unless previously purchased or converted in accordance with their terms. The Company does not have the right to redeem the Convertible Senior Notes prior to maturity.

The terms of the offering require the Company to place a portion of the proceeds of the offering in an escrow account (the “Interest Escrow”) with U.S. Bank National Association (the “Trustee”) under the indenture pursuant to which the notes are issued. Funds in the escrow account will be invested in government securities and will be used to make the first six scheduled interest payments on the notes, unless the Company elects to make the interest payments from the Company’s available funds. The interest payments on the Convertible Senior Notes will be secured by a pledge of the company’s interest in the escrow account. In accordance with the Interest Escrow, the Company deposited $10,867,500 in an escrow account with the Trustee. These funds were used to purchase $10,845,236 of government securities. These government securities are shown on the consolidated schedule of investments. The excess funds of $22,264 remaining from the purchase of government securities held in escrow will be used to secure the payment of the notes and is included on the Consolidated Statements of Assets and Liabilities. Proceeds from the issuance of the Convertible Senior Notes were offset by offering costs of approximately $3,585,929 that are being amortized over the term of the notes in accordance with ASC 470 Debt. As of December 31, 2013, of the total offering costs of $3,585,929 incurred, $3,378,121 remains to be amortized and is included within deferred debt issuance costs on the Consolidated Statements of Assets and Liabilities.

As of December 31, 2013, the principal amount of the Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 9 —  LONG TERM LIABILITIES  – (continued)

The Convertible Senior Notes are the Company’s senior, unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes, equal in right of payment to any future unsecured indebtedness that is not so subordinated to the Convertible Senior Notes, junior (other than to the extent of the interest escrow) to any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally junior to all future indebtedness (including trade payables) incurred by our subsidiaries.

Embedded Derivative

The Convertible Senior Notes contain an interest make-whole payment provision pursuant to which holders who convert their notes prior to September 15, 2016 will receive, in addition to a number of shares of our common stock calculated at the applicable conversion rate for principal amount of notes being converted, the cash proceeds from sale by the escrow agent of the portion of the government securities in the escrow account that are remaining with respect to any of the first six interest payments that have not been made on the notes being converted. Under ASC 815-10-15-74(a), the interest make-whole payment is considered an embedded derivative and is separated from the host contract, the Convertible Senior Notes, and carried at fair value.

The Company used a binomial lattice model to estimate the fair value of the embedded derivative in the Convertible Senior Notes. A binomial lattice model generates potential outcomes at various points in time, starting from the date of valuation until the expiration date of the embedded derivative. The estimated fair value of the embedded derivative as of December 31, 2013 is $799,000 as shown on the Consolidated Statement of Assets and Liabilities. The $99,000 increase in the estimated fair value of the embedded derivative between the initial measurement date, September 17, 2013 and December 31, 2013 represents a loss from change in fair value of embedded derivative as shown on the Consolidated Statement of Operations and Consolidated Statement of Cash Flows.

Credit Facility

The Company entered into the Loan Agreement, effective December 31, 2013, with Silicon Valley Bank to provide the Company with the new $18 million Credit Facility. Under the Credit Facility, the Company is permitted to borrow an amount equal to the lesser of $18 million or 20% of the Company’s then-current net asset value.

The Credit Facility, among other things, matures on December 31, 2016, and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0%. In addition, a fee of $180,000 per annum (1.0% of the $18 million revolving line of credit) is charged under the Loan Agreement. Under the Loan Agreement, the Company has made certain customary representations and warranties and the Company is required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect.

The Credit Facility is secured by all of the Company’s property and assets, except for its assets pledged to secure certain obligations in connection with the issuance, in September 2013, of the Convertible Senior Notes and, as provided for in the Loan Agreement, as may be pledged in connection with any future issuance by the Company of convertible senior notes on substantially similar terms.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended. In addition, under the Loan Agreement, and as provided for therein, the Company has agreed not to incur certain additional permitted indebtedness in an aggregate amount exceeding 50% of the Company’s then-applicable net asset value.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 10 —  SUBSEQUENT EVENTS

Subsequent to December 31, 2013, the Company purchased investments for $13,805,207 as follows:

An investment of $2,984,530, plus transaction costs, in StormWind, LLC, an interactive learning platform, on January 7, 2014. An investment of $107,725, plus transaction costs, in StormWind, LLC, an interactive learning platform, on February 25, 2014.

An investment of $198,000, plus transaction costs, in NestGSV, Inc., an incubator company, on January 29, 2014. An investment of $99,000, plus transaction costs, in NestGSV, Inc., an incubator company, on March 4, 2014.

An investment of $430,000, plus transaction costs, in Dailybreak, Inc, a social advertising company, on February 11, 2014.

An investment of $232,104, plus transaction costs, in AlwaysOn Inc, a social media company, on February 14, 2014.

An investment of $482,146, plus transaction costs, in EdSurge, Inc, an education technology company, on February 18, 2014.

An investment of $1,280,000, plus transaction costs, in Fullbridge, Inc., a business education company, on February 19, 2014.

An investment of $4,996,044, plus transaction costs, in JAMF Software Inc., a software services company, on February 28, 2014.

An investment of $2,995,658, plus transaction costs, in General Assembly Inc., an education company, on March 6, 2014.

Subsequent to December 31, 2013, the Company sold investments for $13,120,776, plus transaction costs as follows:

On January 31, 2014, the Company sold a total of 25,000 and 50,000 shares of its investment in Facebook, Inc. at a price of $60.08 and $61.18 per share plus transaction costs for net proceeds of $1,500,599 and $3,058,437. On February 3, 2014, the Company sold a total of 25,000 shares of its investment in Facebook, Inc. at a price of $61.06 per share plus transaction costs for net proceeds of $1,526,163. On February 19, 2014 the Company sold a total of 25,000 shares of its investment in Facebook, Inc. at a price of $65.06 per share plus transaction costs for net proceeds of $1,626,232. On February 27, 2014 the Company sold a total of 25,000 shares of its investment in Facebook, Inc. at a price of $70.02 per share plus transaction costs for net proceeds of $1,750,095. The Company continues to hold 25,000 shares of Facebook, Inc. as of March 17, 2014.

On February 10, 2014, the Company sold a total of 4,000 shares of its investment in Control4 Corporation at a price of $21.03 per share plus transaction costs for $83,991. On February 12, 2014, the Company sold a total of 30,000 shares of its investment in Control4 Corporation at a price of $21.58 per share plus transaction costs for net proceeds of $646,431. On February 13, 2014, the Company sold a total of 10,000 shares of its investment in Control4 Corporation at a price of $21.03 plus transaction costs per share for net proceeds of $210,008. On February 10, 2014, the Company sold a total of 6,000 shares of its investment in Control4 Corporation at a price of $21.14 per share plus transaction costs for net proceeds of $126,655. On February 18, 2014, the Company sold a total of 50,000 shares of its investment in Control4 Corporation at a price of $23.19 per share plus transaction costs for net proceeds of $1,157,940. On February 19, 2014, the Company sold a total of 50,000 shares of its investment in Control4 Corporation at a price of $24.13 per share plus transaction costs for net proceeds of $1,205,224. On March 13, 2014, the Company sold a total of 10,000 shares of its investment in Control4 Corporation at a price of $22.83 per

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

NOTE 10 —  SUBSEQUENT EVENTS – (continued)

share plus transaction costs for net proceeds of $228,000. The Company continues to hold 622,821 shares of Control4 Corporation as of March 17, 2014.

The Company is presently in the final stages of negotiations with respect to a handful of private company investments that it anticipates entering into within the next 30 to 60 days, subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or the Company. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated. Subsequent to December 31, 2013, the Company has not made any such escrow deposits.

Note 11 — SELECTED QUARTERLY FINANCIAL DATA

Year Ended December 31, 2013	Quarter 1	Quarter 2	Quarter 3	Quarter 4
Total Investment Income	$4,535	$15,723	$2,644	$26,049
Net Investment Loss	(2,567,725)	(2,386,911)	(3,013,789)	(907,231)
Net Realized and Unrealized Gains (Losses)	(4,923,530)	5,902,614	8,729,535	56,030,509
Net Increase (Decrease) in Net Assets from Operations	(7,491,255)	3,515,703	5,715,746	33,643,449
Net Investment Loss per common share – basic	(0.13)	(0.12)	(0.16)	(0.05)
Net Investment Loss per common share – diluted	(0.13)	(0.12)	(0.16)	(0.05)
Net Realized and Unrealized Gains (Losses) per common share – basic	(0.25)	0.31	0.45	2.90
Net Realized and Unrealized Gains (Losses) per common share – diluted	(0.25)	0.31	0.45	2.38
Net Increase (Decrease) in Net Assets from Operations per common share – basic	(0.38)	0.18	0.30	1.74
Net Increase (Decrease) in Net Assets from Operations per common share – diluted	(0.38)	0.18	0.30	1.47
Weighted Average Common Shares Outstanding – Basic	19,320,100	19,320,100	19,320,100	19,320,100
Weighted Average Common Shares Outstanding – Diluted	19,320,100	19,320,100	19,320,100	23,564,228

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2013

Note 11 — SELECTED QUARTERLY FINANCIAL DATA  – (continued)

Year Ended December 31, 2012	Quarter 1	Quarter 2	Quarter 3	Quarter 4
Total Investment Income	$117,805	$110,354	$13,928	$5,990
Net Investment Income (Loss)	(1,094,002)	(2,080,119)	(2,334,568)	(2,774,192)
Net Realized and Unrealized Gains (Losses)	1,010,939	(3,394,775)	(4,665,272)	(4,502,261)
Net Increase (Decrease) in Net Assets from Operations	(83,063)	(5,474,894)	(6,999,840)	(7,276,453)
Net Investment Income (Loss) per common share – basic & diluted	(0.12)	(0.13)	(0.12)	(0.14)
Net Realized and Unrealized Gains (Losses) per common share – basic & diluted	0.11	(0.21)	(0.24)	(0.23)
Net Increase (Decrease) in Net Assets from Operations per common share – basic & diluted	(0.01)	(0.34)	(0.36)	(0.38)
Weighted Average Common Shares Outstanding – Basic & diluted	9,387,133	16,287,133	19,320,100	19,320,100

For the period from January 6, 2011 (date of inception) to December 31, 2011(1)	Quarter 1	Quarter 2	Quarter 3	Quarter 4
Total Investment Income	$—	$—	$53,408	$108,920
Net Investment Income (Loss)	(110,808)	(565,305)	(680,088)	(677,663)
Net Realized and Unrealized Gains (Losses)	—	(59,634)	-494,170	(1,025,996)
Net Increase (Decrease) in Net Assets from Operations	(110,808)	(624,939)	(1,174,258)	(1,703,659)
Net Investment Income (Loss) per common share – basic & diluted	—	(0.24)	(0.20)	(0.12)
Net Realized and Unrealized Gains (Losses) per common share – basic & diluted	—	(0.03)	(0.14)	(0.19)
Net Increase (Decrease) in Net Assets from Operations per common share – basic & diluted	(1,108.08)	(0.27)	(0.34)	(0.31)
Weighted Average Common Shares Outstanding – basic & diluted	100	2,345,595	3,430,100	5,520,100

(1)	Weighted average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 was calculated from the issuance of 100 shares on February 28, 2011.

GSV Capital Corp.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

P R O S P E C T U S

         , 2014

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of GSV Capital Corp. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Financial Statements
Consolidated Statements of Assets and Liabilities as of June 30, 2014 (unaudited) and December 31, 2013	F-2
Consolidated Statements of Operations (unaudited) for the three and six months ended June 30, 2014, and June 30, 2013	F-3
Consolidated Statements of Changes in Net Assets (unaudited) for the three and six months ended June 30, 2014, and June 30, 2013	F-4
Consolidated Statements of Cash Flows (unaudited) for the three and six months ended June 30, 2014, and June 30, 2013	F-5
Consolidated Schedule of Investments as of June 30, 2014 (unaudited)	F-7
Consolidated Schedule of Investments as of December 31, 2013	F-14
Notes to the Consolidated Financial Statements as of June 30, 2014 (unaudited)	F-20
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-39
Consolidated Statements of Assets and Liabilities as of December 31, 2013 and December 31, 2012	F-40
Consolidated Statements of Operations for the years ended December 31, 2013, December 31, 2012 and the period from January 6, 2011 (date of inception) to December 31, 2011	F-41
Consolidated Statements of Changes in Net Assets for the year December 31, 2013, December 31, 2012 and the period from January 6, 2011 (date of inception) to December 31, 2011	F-42
Consolidated Statements of Cash Flows for the year December 31, 2013, December 31, 2012 and the period from January 6, 2011 (date of inception) to December 31, 2011	F-43
Consolidated Schedule of Investments as of December 31, 2013	F-44
Consolidated Schedule of Investments as of December 31, 2012	F-50
Notes to the Consolidated Financial Statements	F-55

2. Exhibits

Exhibit Number	Description
a.1	Amended and Restated Articles of Incorporation(1)
a.2	Articles of Amendment(2)
b.	Bylaws(1)
d.1	Form of Common Stock Certificate(4)
d.2	Form of Indenture(10)
d.3	Indenture, dated September 17, 2013, relating to the 5.25% Senior Convertible Notes due 2018, by and between the Registrant and the U.S. Bank National Association, as trustee(8)
d.4	Statement of Eligibility of Trustee on Form T-1(10)
d.5	Pledge and Escrow Agreement, dated September 17, 2013, by and between the Registrant and the U.S. Bank National Association, as trustee(8)
e.	Dividend Reinvestment Plan(1)
g.	Amended and Restated Investment Advisory Agreement by and between Registrant and GSV Asset Management, LLC(7)
h.1	Form of Underwriting Agreement(6)
j.	Form of Custodian Agreement(3)
k.1	Amended and Restated Administration Agreement by and between Registrant and GSV Capital Service Company, LLC(7)
k.2	Form of Indemnification Agreement by and between Registrant and each of its directors(1)
k.3	Form of Trademark License Agreement by and between the Registrant and GSV Asset Management, LLC(2)
k.4	Loan and Security Agreement between GSV Capital Corp. and Silicon Valley Bank, dated as of December 31, 2013(9)
l.	Opinion of Sutherland Asbill & Brennan LLP(10)
n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)
n.2	Consent of Grant Thornton LLP
r.	Code of Ethics(1)
99.1	Form of Prospectus Supplement for Common Stock Offerings(10)
99.2	Form of Prospectus Supplement For Preferred Stock Offerings(10)
99.3	Form of Prospectus Supplement For Rights Offerings(10)
99.4	Form of Prospectus Supplement For Debt Securities Offerings(10)
99.5	Form of Prospectus Supplement For Warrants Offerings(10)

(1)	Previously filed in connection with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171578), filed on March 30, 2011, and incorporated by reference herein.
(2)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on June 1, 2011, and incorporated by reference herein.

(3)	Previously filed in connection with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171578), filed on April 15, 2011, and incorporated by reference herein.
(4)	Previously filed in connection with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175655) filed on September 20, 2011, and incorporated by reference herein.
(5)	Previously filed in connection with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-178932) filed on February 9, 2012, and incorporated by reference herein.
(6)	Previously filed in connection with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-180416) filed on May 7, 2012, and incorporated by reference herein.
(7)	Previously filed in connection with From 10-K (File No. 814-00852) filed on March 14, 2013 and incorporate by reference herein.
(8)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on September 18, 2013, and incorporated by reference herein.
(9)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on January 7, 2014, and incorporated by reference herein.
(10)	Previously filed in connection with the Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-191307) filed on January 17, 2014, and incorporated by reference herein.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$12,150
FINRA filing fee	$10,800
NASDAQ Capital Market	$22,500
Printing and postage	$30,000
Legal fees and expenses	$550,000
Accounting fees and expenses	$200,000
Sales and Marketing	$200,000
Total	$1,025,450

Note: All listed amounts are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at October 9, 2014:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	125

ITEM 30. INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GSV Asset Management, LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GSV Capital Service Company, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Capital Service Company, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the investment adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71749), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038;
(3)	the Custodian, U.S. Bank National Association, One Federal Street, Boston, MA, 02110; and
(4)	the investment adviser, GSV Asset Management, LLC, 2925 Woodside Road, Woodside, CA 94062.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4)	Registrant undertakes:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(b)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];
(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(f)	To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.
(5)

(a)

For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	The Registrants undertake to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.
(7)	The Registrant undertakes to file a post-effective amendment to the registration statement pursuant to Section 8(c) of the Securities Act of 1933 in connection with any rights offering off of the registration statement that will result in greater than 15% dilution to the net asset value per share of the Registrant’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused Amendment No. 3 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodside, in the State of California, on the 14th day of October, 2014.

GSV CAPITAL CORP.

By:	/s/ Michael T. Moe Michael T. Moe Chief Executive Officer and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, Amendment No. 3 to this Registration Statement on Form N-2 has been signed below by the following persons in the capacities indicated, October 14, 2014:

Signature	Title
/s/ Michael T. Moe Michael T. Moe	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)
/s/ William F. Tanona William F. Tanona	Chief Financial Officer, Treasurer and Corporate Secretary (Principal Financial and Accounting Officer)
* Mark D. Klein	Director
* Leonard A. Potter	Director
* Mark W. Flynn	Director
* R. David Spreng	Director
* William V. Campbell	Director
* Catherine J. Friedman	Director
*	Signed by Michael T. Moe pursuant to a power of attorney signed by each individual and filed with this Registration Statement on October 31, 2013.